SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS *OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30*			1. REQUISITION NUMBER EDOFSA-09-000620	PAGE 1 OF 72
2. CONTRACT NO. ED-FSA-09-D-0013	3. AWARD/EFFECTIVE DATE JUN 17, 2009	4. ORDER NUMBER	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE
7. FOR SOLICITATION INFORMATION CALL:	a. NAME Nicholas Chung nicholas.chung@ed.gov		b. TELEPHONE NUMBER *(No collect calls)* 202-377-3635	8. OFFER DUE DATE/ LOCAL TIME

9. ISSUED BY CODE FSA-FS2	10. THIS ACQUISITION IS
United States Department of Education Federal Student Aid/Mission Support Group 830 First St NE - Suite 91F3 Washington DC 20202	☐ UNRESTRICTED OR ☐ SET ASIDE: % FOR: ☐ SMALL BUSINESS ☐ EMERGING SMALL BUSINESS ☐ HUBZONE SMALL BUSINESS ☐ SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS ☐ 8(A) NAICS: SIZE STANDARD:

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED ☐ SEE SCHEDULE	12. DISCOUNT TERMS 0 Days 0% Net 30	☐ 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	13b. RATING 14. METHOD OF SOLICITATION ☐ RFQ ☐ IFB ☐ RFP

15. DELIVER TO CODE	16. ADMINISTERED BY CODE FSA-FS2
	United States Department of Education Federal Student Aid/Mission Support Group 830 First St NE - Suite 91F3
17a. CONTRACTOR/OFFEROR CODE FACILITY CODE	18a. PAYMENT WILL BE MADE BY CODE
Nelnet Servicing, LLC TIN: 263614488 121 S 13TH ST STE 201 CAGE: 5DPC6 DUNS: 604137661 LINCOLN, NE 685081904 TELEPHONE NO.	
☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER	18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED ☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
Please	see continuation page for line item details.				
	(Use Reverse and/or Attach Additional Sheets as Necessary)				

25. ACCOUNTING AND APPROPRIATION DATA	26. TOTAL AWARD AMOUNT *(For Govt. Use Only)*
See Schedule	$5,000,000.00

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ☐ ARE ☐ ARE NOT ATTACHED

☒ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ☑ ARE ☐ ARE NOT ATTACHED

☒ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED	☐ 29. AWARD OF CONTRACT: REF. ______ OFFER DATED ______. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR		31a. UNITED STATES OF AMERICA *(SIGNATURE OF CONTRACTING OFFICER)*	
[signature]		*[signature]*	
30b. NAME AND TITLE OF SIGNER *(Type or print)* Robert W. Beiersdorf Exec. Dir., Loan Servicing	30c. DATE SIGNED 6-17-09	31b. NAME OF CONTRACTING OFFICER *(Type or print)* Mike Whisler	31c. DATE SIGNED 6/17/09

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

STANDARD FORM 1449 (REV. 3/2005)
Prescribed by GSA - FAR (48 CFR) 53.212

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED: ____________

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32f. TELPHONE NUMBER OF AUTHORZED GOVERNMENT REPRESENTATIVE

32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR	36. PAYMENT	37. CHECK NUMBER
☐ PARTIAL ☐ FINAL			☐ COMPLETE ☐ PARTIAL ☐ FINAL	

38. S/R ACCOUNT NO.	39. S/R VOUCHER NUMBER	40. PAID BY

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT

41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

41c. DATE

42a. RECEIVED BY *(Print)*

42b. RECEIVED AT *(Location)*

42c. DATE REC'D *(YY/MM/DD)*

42d. TOTAL CONTAINERS

SCHEDULE Continued

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE $	AMOUNT $
	Accounting and Appropriation Data: 0198M2009.A.2009.ENB00000.6P2.2572A.C26.000.0000 000000 Cost Applied: $5,000,000.00				
0001	IDIQ Base Ordering Period Award Minimum Guarantee Period of Performance: 06/17/2009 - 06/16/2014	1.00	SE	5,000,000.00	5,000,000.00
0002	OPTION - Optional Ordering Period Optional Period of Performance: 06/17/2014 - 06/16/2019	1.00	EA	0.00	0.00

A. ADDENDUM 1 – SF 1449 CONTINUATION PAGE

(This page left blank intentionally.)

B. ADDENDUM 2 – 52.212-4, CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS (MAR 2009)

B.1 52.212-4 Contract Terms And Conditions—Commercial Items (Mar 2009)—TAILORED

(c)(1) *Changes*. The Contracting Officer may at any time, by written order, and without notice to the sureties, if any, make changes within the general scope of this contract in any one or more of the following:

(i) Description of services to be performed.

(ii) Time of performance (i.e., hours of the day, days of the week, etc.).

(iii) Place of performance of the services.

(2) If any such change causes an increase or decrease in the cost of, or the time required for, performance of any part of the work under this contract, whether or not changed by the order, the Contracting Officer shall make an equitable adjustment in the contract price, the delivery schedule, or both, and shall modify the contract.

(3) The Contractor must assert its right to an adjustment under this clause within 30 days from the date of receipt of the written order. However, if the Contracting Officer decides that the facts justify it, the Contracting Officer may receive and act upon a proposal submitted before final payment of the contract.

(4) If the Contractor's proposal includes the cost of property made obsolete or excess by the change, the Contracting Officer shall have the right to prescribe the manner of the disposition of the property.

(5) Failure to agree to any adjustment shall be a dispute under the Disputes clause. However, nothing in this clause shall excuse the Contractor from proceeding with the contract as changed.

B.2 52.252-2 Clauses Incorporated By Reference (Feb 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The full text of a clause may also be accessed electronically at: http://www.arnet.gov/far/

- 52.203-13 Contractor Code of Business Ethics and Conduct (Dec 2008)
- 52.203-14 Display of Hotline Poster(s) (Dec 2007)
- 52.209-6 Protecting the Government's Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (SEP 2006)
- 52.216-18 Ordering (OCT 1995)
  - (a) the effective date of award, the end of the current period of performance
- 52.216-19 Ordering Limitations (OCT 1995)
  - (a) One Borrower
  - (b)(1) Five Million Borrowers
  - (b)(2) Five Million Borrowers
  - (b)(3) Two Days
  - (d) One Day
- 52.216-22 Indefinite Quantity (OCT 1995)

(d) the end of the current period of performance

- 52.216-27 Single Or Multiple Awards (OCT 1995)
- 52.217-8 Option To Extend Services (NOV 1999)
- 52.217-9 Option to Extend the Term of the Contract (MAR 2000)
- 52.224-1 Privacy Act Notification (APR 1984)
- 52.224-2 Privacy Act (APR 1984)

B.3 EDAR 3452.202-1 Definitions (Aug 1987) – TAILORED

(a) The term "Secretary" or "Head of the Agency" (also called "Agency Head") means the Secretary of the Department of Education; and the term "his/her duly authorized representative" means any person, persons, or board authorized to act for these officials.

(b) "Chief Acquisition Officer" or "CAO" means the official responsible for monitoring the agency's acquisition activities, evaluating them based on applicable performance measurements, increasing the use of full and open competition in agency acquisitions, making acquisition decisions consistent with applicable laws, and establishing clear lines of authority, accountability, and responsibility for acquisition decision-making and developing and maintaining a acquisition career management program.

(c) "Chief of the Contracting Office" means an official serving in the contracting activity (CAM or FSA Acquisitions) as the manager of a group that awards and administers contracts for a principal office of the Department. See also definition of "Head of Contracting Activity" below.

(d) "Contracting Officer's Representative" or "COR" means a government employee appointed in writing ONLY by a contracting officer and delegated limited responsibilities to perform specified contract management duties related to technical oversight and administration of a specific contract. CORs may serve in a full-time or part-time capacity. The COR performs the contract management duties assigned by the CO in a written "Contracting Officer's Representative Designation Memorandum" for each particular contract. Multiple CORs may be appointed for a single contract when the area of expertise necessary requires such appointments. The CO may appoint alternate or assistant CORs to serve in the COR's absence. For the purpose of this program, the term Contracting Officer's Technical Representative (COTR) will be used for assistant CORs.

(e) "Head of the Contracting Activity" or "HCA" means those officials within the Department of Education who have responsibility for and manage an acquisition organization and usually hold unlimited procurement authority. The Director, Federal Student Aid Acquisitions, is the HCA for FSA. The Director, Contracts and Acquisitions Management (CAM) is the HCA for all other Departmental program offices and all boards, commissions, and councils under the management control of the Department.

(f) "Performance-Based Organization" or "PBO" is the office within the Department that is mandated by Public Law 105-244 to carry out Federal student assistance or aid programs and report to Congress on an annual basis. It may also be referred to as "Federal Student Aid."

(g) "Senior Procurement Executive" or "SPE" means the single agency official appointed as such by the head of the agency and delegated broad responsibility for acquisition functions, including issuing agency acquisition policy and reporting on acquisitions agency-wide. The SPE also acts as the official one level above the contracting officer when the HCA is acting as a contracting officer.

(h) "Department" or "ED" means the United States Department of Education.

B.4 ED 307-17 Conflicts Of Interest (Aug 2007)

(a) The contractor, subcontractor, employee or consultant, has certified that, to the best of their knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational or personal conflict of interest, (see FAR Subpart 9.5 for organizational conflicts of interest), (or apparent conflict of interest) for the organization or any of its staff, and that the contractor, subcontractor, employee or consultant has disclosed all such relevant information if such a conflict of interest appears to exist to a reasonable person with knowledge of the relevant facts (or if such a person would question the impartiality of the contractor, subcontractor, employee or consultant). Conflicts may arise in the following situations:

(1) Unequal access to information – a potential contractor, subcontractor, employee or consultant has access to non-public information through its performance on a government contract.

(2) Biased ground rules – a potential contractor, subcontractor, employee or consultant has worked, in one government contract, or program, on the basic structure or ground rules of another government contract,

(3) Impaired objectivity – a potential contractor, subcontractor, employee or consultant, or member of their immediate family (spouse, parent or child) has financial or other interests that would impair, or give the appearance of impairing, impartial judgment in the evaluation of government programs, in offering advice or recommendations to the government, or in providing technical assistance or other services to recipients of Federal funds as part of its contractual responsibility.

"Impaired objectivity" includes but is not limited to the following situations that would cause a reasonable person with knowledge of the relevant facts to question a person's objectivity:

(i) financial interests or reasonably foreseeable financial interests in or in connection with products, property, or services that may be purchased by an educational agency, a person, organization, or institution in the course of implementing any program administered by the Department;

(ii) significant connections to teaching methodologies that might require or encourage the use of specific products, property or services; or

(iii)significant identification with pedagogical or philosophical viewpoints that might require or encourage the use of a specific curriculum, specific products, property or services,

Offerors must provide the disclosure described above on any actual or potential conflict (or apparent conflict of interest) of interest regardless of their opinion that such a conflict or potential conflict (or apparent conflict of interest) would not impair their objectivity.

In a case in which an actual or potential conflict (or apparent conflict of interest) is disclosed, the Department will take appropriate actions to eliminate or address the actual or potential conflict (or apparent conflict of interest), including but not limited to mitigating or neutralizing the conflict, when appropriate, through such means as ensuring a balance of views, disclosure with the appropriate disclaimers, or by restricting or modifying the work to be performed to avoid or reduce the conflict. In this clause, the term “potential conflict” means reasonably foreseeable conflict of interest.

(b) The contractor, subcontractor, employee or consultant agrees that if "impaired objectivity, or an actual or potential conflict of interest (or apparent conflict of interest) is discovered after the award is made, it will make a full disclosure in writing to the Contracting Officer. This disclosure shall include a description of actions that the Contractor has taken or proposes to take, after consultation with the Contracting Officer, to avoid, mitigate, or neutralize the actual or potential conflict (or apparent conflict of interest).

(c) Remedies - The Government may terminate this contract for convenience, in whole or in part, if it deems such termination necessary to avoid the appearance of a conflict of interest. If the Contractor was aware of a potential conflict of interest prior to award or discovered an actual or potential conflict (or apparent conflict of interest) after award and did not disclose or misrepresented relevant information to the Contracting Officer, the Government may terminate the contract for default, or pursue such other remedies as may be permitted by law or this contract. These remedies include imprisonment for up to five years for violation of Title 18, U.S. Code, § 1001 and fines of up to $5000 for violation of Title 31, U.S. Code, § 3802. Further remedies include suspension or debarment from contracting with the federal government. The Contractor may also be required to reimburse the Department for costs the Department incurs arising from activities related to conflicts of interest. An example of such costs would be those incurred in processing Freedom of Information Act requests related to a conflict of interest.

(d) In cases where remedies short of termination have been applied, the contractor, subcontractor, employee or consultant agrees to eliminate the organizational conflict of interest, or mitigate it to the satisfaction of the Contracting Officer.

(e) The Contractor further agrees to insert in any subcontract or consultant agreement hereunder, provisions which shall conform substantially to the language of this clause, including specific mention of potential remedies and this paragraph (e).

B.5 EDAR 3452.208-70 Printing (Aug 1987)

Unless otherwise specified in this contract, the contractor shall not engage in, nor subcontract for, and printing (as that term is defined in Title I of the Government Printing and Binding Regulations in effect on the effective date of this contract) in connection with the performance of work under this contract; except that performance involving the reproduction of less than 5,000 production units of any one page, or less than 25,000 production units in the aggregate of multiple pages, shall not be deemed to be printing. A production unit is defined as one sheet, size 8 1/2 by 11 inches, and one side and color only.

B.6 FSA 24-1 Release Of Information Under The Freedom Of Information Act (Jan 2008)—TAILORED

By entering into a contract with the Department of Education and as permitted/authorized by existing statutes and applicable case law, without regard to proprietary markings, the contractor approves the release of the entire contract and all related modifications and task orders, including, but not limited to:

(1) Unit prices, including labor rates,

(2) Statements of Work/Performance Work Statement generated by the contractor,

(3) Performance requirements, including incentives, performance standards, quality levels and service level agreements,

(4) Reports, deliverables and work products delivered in performance of the contract (including quality of service, performance against requirements/standards/service level agreements),
(5) Any and all information, data, software and related documentation first provided under the contract,
(6) Proposals or portions of proposals incorporated by reference, and
(7) Other terms and conditions.

B.7 FSA 27-1 Labeling Of Documents (June 2007)—TAILORED
The Contractor shall not label any data, as defined in the clause at 52.227-14, produced in performance of this contract in a way that would restrict the Government's right to use or release the information. If applicable, the Contractor shall include a legend that identifies sensitive data that should not be released for security reasons. Under FAR 52.227-14, Rights in Data-General (or 52.227-15, -16, -17) clause, this data may be used for any public purpose. Deliverables shall not contain vendor-specific logos, mottos, watermarks, or holograms.

The Contractor shall not use, particularly for proposals, U.S. Government logos, such as the U.S. Department of Education or Federal Student Aid.

B.8 FSA 27-2 Limitations On The Use Or Disclosure Of Government-Furnished Information Marked With Restrictive Legends (Dec 2006)
(a) For contracts under which data are to be produced, furnished, or acquired, the terms "limited rights" and "restricted rights" are defined in the Rights in Data - General clause of this contract.
(b) Proprietary data, technical data or computer software provided to the Contractor as Government furnished information (GFI) under this contract may be subject to restrictions on use, modification, reproduction, release, performance, display, or further disclosure.
  (1) *Proprietary data with legends that serve to restrict disclosure or use of data.* The Contractor shall use, modify, reproduce, perform, or display proprietary data received from the Government with proprietary or restrictive legends only in the performance of this contract. The Contractor shall not, without the express written permission of the party who owns the data, release or disclose such data or software to any person.
  (2) *GFI marked with limited or restricted rights legends.* The Contractor shall use, modify, reproduce, perform, or display technical data received from the Government with limited rights legends or computer software received with restricted rights legends only in the performance of this contract. The Contractor shall not, without the express written permission of the party whose name appears in the legend, release or disclose such data or software to any person.
  (3) *GFI marked with specially negotiated license rights legends.* The Contractor shall use, modify, reproduce, release, perform, or display proprietary data, technical data or computer software received from the Government with specially negotiated license legends only as permitted in the license. Such data or software may not be released or disclosed to other persons unless permitted by the license and, prior to release or disclosure, the intended recipient has completed the use and non-disclosure agreement. The Contractor shall modify paragraph (1)(c) of the use and non-disclosure agreement to reflect the recipient's obligations regarding use, modification, reproduction, release,

performance, display, and disclosure of the data or software.

(c) Indemnification and creation of third party beneficiary rights.

(1) The Contractor agrees to indemnify and hold harmless the Government, its agents, and employees from every claim or liability, including attorneys fees, court costs, and expenses, arising out of, or in any way related to, the misuse or unauthorized modification, reproduction, release, performance, display, or disclosure of proprietary data, technical data or computer software received from the Government with restrictive legends by the Contractor or any person to whom the Contractor has released or disclosed such data or software.

(2) The Contractor agrees that the party whose name appears on the restrictive legend, in addition to any other rights it may have, is a third party beneficiary who has the right of direct action against the Contractor, or any person to whom the Contractor has released or disclosed such data or software, for the unauthorized duplication, release, or disclosure of proprietary data, technical data or computer software subject to restrictive legends.

B.9 FSA 27-3 Use And Non-Disclosure Agreement

(a) Except as provided in paragraph (b) of this clause, proprietary data, technical data or computer software delivered to the Government with restrictions on use, modification, reproduction, release, performance, display, or disclosure may not be provided to third parties unless the intended recipient completes and signs the use and non-disclosure agreement at paragraph (c) of this clause prior to release or disclosure of the data.

(1) The specific conditions under which an intended recipient will be authorized to use, modify, reproduce, release, perform, display, or disclose proprietary data or technical data subject to limited rights, or computer software subject to restricted rights must be stipulated in an attachment to the use and non-disclosure agreement.

(2) For an intended release, disclosure, or authorized use of proprietary data, technical data or computer software subject to special license rights, modify paragraph (1)(d) of the use and non-disclosure agreement to enter the conditions, consistent with the license requirements, governing the recipient's obligations regarding use, modification, reproduction, release, performance, display or disclosure of the data or software.

(b) The requirement for use and non-disclosure agreements does not apply to Government contractors which require access to a third party's data or software for the performance of a Government contract that contains the clause, Limitations on the Use or Disclosure of Government Furnished Information Marked with Restrictive Legends.

(c) The prescribed use and non-disclosure agreement is:

USE AND NON-DISCLOSURE AGREEMENT

The undersigned, Robert Beiersdorf, an authorized representative of the Nelnet Servicing, LLC, (which is hereinafter referred to as the "Recipient") requests the Government to provide the Recipient with proprietary data, technical data or computer software (hereinafter referred to as "Data") in which the Government's use, modification, reproduction, release, performance, display or disclosure rights are restricted. Those Data are identified in an attachment to this Agreement. In consideration for receiving such Data, the Recipient agrees to use the Data strictly in accordance with this Agreement:

(1) The Recipient shall —

(a) Use, modify, reproduce, release, perform, display, or disclose Data marked with SBIR data rights legends only for government purposes and shall not do so for any commercial purpose. The Recipient shall not release, perform, display, or disclose these Data, without the express written permission of the contractor whose name appears in the restrictive legend (the "Contractor"), to any person other than its subcontractors or suppliers, or prospective subcontractors or suppliers, who require these Data to submit offers for, or perform, contracts with the Recipient. The Recipient shall require its subcontractors or suppliers, or prospective subcontractors or suppliers, to sign a use and non-disclosure agreement prior to disclosing or releasing these Data to such persons. Such agreement must be consistent with the terms of this agreement.
(b) Use, modify, reproduce, release, perform, display, or disclose proprietary data or technical data marked with limited rights legends only as specified in the attachment to this Agreement. Release, performance, display, or disclosure to other persons is not authorized unless specified in the attachment to this Agreement or expressly permitted in writing by the Contractor.
(c) Use computer software marked with restricted rights legends only in performance of Contract Number _ED-FSA-09-D-0013_. The Recipient shall not, for example, enhance, decompile, disassemble, or reverse engineer the software; time share, or use a computer program with more than one computer at a time. The recipient may not release, perform, display, or disclose such software to others unless expressly permitted in writing by the licensor whose name appears in the restrictive legend.
(d) Use, modify, reproduce, release, perform, display, or disclose Data marked with special license rights legends (To be completed by the contracting officer. See (a)(2) of the Use and Non-Disclosure Agreement clause. Omit if none of the Data requested is marked with special license rights legends).

(2) The Recipient agrees to adopt or establish operating procedures and physical security measures designed to protect these Data from inadvertent release or disclosure to unauthorized third parties.
(3) The Recipient agrees to accept these Data "as is" without any Government representation as to suitability for intended use or warranty whatsoever. This disclaimer does not affect any obligation the Government may have regarding Data specified in a contract for the performance of that contract.
(4) The Recipient may enter into any agreement directly with the Contractor with respect to the use, modification, reproduction, release, performance, display, or disclosure of these Data.
(5) The Recipient agrees to indemnify and hold harmless the Government, its agents, and employees from every claim or liability, including attorneys fees, court costs, and expenses arising out of, or in any way related to, the misuse or unauthorized modification, reproduction, release, performance, display, or disclosure of Data received from the Government with restrictive legends by the Recipient or any person to whom the Recipient has released or disclosed the Data.
(6) The Recipient is executing this Agreement for the benefit of the Contractor. The Contractor is a third party beneficiary of this Agreement who, in addition to any other rights it may have, is intended to have the rights of direct action against the Recipient or

any other person to whom the Recipient has released or disclosed the Data, to seek damages from any breach of this Agreement or to otherwise enforce this Agreement.

(7) The Recipient agrees to destroy these Data, and all copies of the Data in its possession, no later than 30 days after the date shown in paragraph (8) of this Agreement, to have all persons to whom it released the Data do so by that date, and to notify the Contractor that the Data have been destroyed.

(8) This Agreement shall be effective for the period commencing with the Recipient's execution of this Agreement and ending upon June 17, 2019. The obligations imposed by this Agreement shall survive the expiration or termination of the Agreement.

Nelnet Servicing, LLC

Recipient's Business Name

[signature]

Authorized Representative

June 17, 2009

Date

Robert W. Beiersdorf, Executive Director, Loan Servicing

Representative's Typed Name and Title

B.10 FSA 31-1 Proposal Cost And/Or Pricing Data (August 2008)

Federal Student Aid intends to collect cost, pricing and technical information submitted in response to proposals. Information will be evaluated and stored in Federal Student Aid's Cost Library in order to expand the organizations historical pricing data and cost estimating capabilities.

B.11 FSA 32-1 Invoice Procedures (August 2007)

The Contractor must submit a physical invoice via either mail, fax or e-mail for this contract in order to be paid for products and/or services rendered.

Federal Student Aid's "designated billing office" is:

US Department of Education
Union Center Plaza
Federal Student Aid Administration
830 First Street, NE, Suite 54B1
Washington, D.C. 20202-0001

E-mail: InvoiceAdmin@ed.gov
Fax: 202-275-3477

The Contractor shall also simultaneously submit copies of the invoice to the Contracting Officer and one to the Contracting Officer's Representative (COR). The CO and COR should receive copies via the same means as the invoice sent to the Budget Group.

When submitting an invoice via mail, the Contractor shall submit the original invoice AND two copies of the invoice.

At a minimum the following items must be addressed in order for the invoice to be considered "proper" for payment:

(1) Name and Address of the Contractor.
(2) Invoice Number and Invoice Date (Date invoices as close as possible to the date of mailing or transmission. The date and actual submission must occur after receipt, inspection and acceptance of the supplies or services.)
(3) The Contract number, contract line item, and if applicable, the order number must be included on the invoice and be correct.
(4) Description, quantity, unit of measure, unit price, and extended price of the item delivered must agree with the contract or order.
(5) Terms of any prompt payment discount offered.
(6) Name, title, and phone number of persons to be notified in event of defective invoice.
(7) The period of time covered by the invoice must include the first and last day of the period.
(8) Totals must be supported by subtotals and subtotals should be supported by detail, (i.e. documentation for categories of labor, hours performed, unit prices) and deliverables provided.
(9) If required by this contract or order, receipts must be provided to support documentation of "other direct costs" (ODCs) or materials.

B.12 AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009 (Pub.L. 111-5)

In the event funds are utilized on this contract originating from the American Recovery and Reinvestment Act of 2009, or other discrete legislation, the following clauses, or similar clauses, shall apply:

- 52.203-15 Whistleblower Protections Under The American Recovery And Reinvestment Act Of 2009 (Mar 2009)
- 52.204-11 American Recovery And Reinvestment Act—Reporting Requirements (Mar 2009)
- 52.212-5 Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items (Mar 2009)—Alternate II (Mar 2009)
- 52.215-2 Audit And Records—Negotiation—Alternate I (Mar 2009)
- EDAR 3403-1 Self Reporting Of Violations – Recovery Act (Feb 2009)
  The contractor and subcontractor shall promptly refer to an appropriate inspector general any credible evidence that a principal, employee, agent, contractor, sub-grantee or subcontractor has committed a violation of Federal criminal law involving fraud, conflict of interest, bribery, or gratuity violations found in Title 18 U.S.C. or a violation of the civil False Claims Act (31 U.S.C. 3729-3733).

B.13 ADDITIONAL TERMS AND CONDITIONS

A. **Contract Type**—Indefinite Delivery/Indefinite Quantity (IDIQ). During the course of the basic ordering period, the Government will provide a minimum of $5,000,000.00 in revenue, provided that the contractor is in compliance with the requirements for servicing federally held debt, and the maximum volume for the basic ordering period agreement will be 50 million borrowers. The Optional Ordering Period will have a minimum of $0 and a maximum of an additional 50 million borrowers
B. **Ordering Period**—The ordering period for this contract will be one (1), five (5) year Base Ordering Period, with one (1) additional five (5) year Optional Ordering Period.

C. **Requirements Deadlines**—The contractor shall comply with the following compliance requirements deadlines:
   (1) The contractor shall meet the Initial Requirements by August 31, 2009 for servicing federally held debt. If these are met, FFEL servicing may begin.
   (2) The contractor shall meet the Intermediate Requirements by March 31, 2010 (unless otherwise noted within the Intermediate Requirements document), for servicing federally held debt. If all requirements are not met, the Government may elect to not assign further volume to the contractor. Furthermore, the Government may transfer currently held accounts to another servicer. The contractor losing the accounts shall bear the costs of any such transfer.
   (3) The contractor shall meet the Full Requirements by August 31, 2010 for Direct Loan servicing. If the Government determines the requirements are not met, the Government may elect to not assign further volume to the contractor. Furthermore, the Government may transfer currently held accounts to another servicer. The contractor losing the accounts shall bear the costs for any such transfer.

D. **Quarterly Compliance Monitoring**—[Reserved]

E. **Annual Compliance Audit**—[Reserved]

F. **Allocation Methodology**—See Attachments A-4 and A-5.

G. **Allocation Metrics**— See Attachments A-4 and A-5.

H. **Performance Incentives/Metrics**—[Reserved]

I. **Price Definitions**—See Attachment A-6.

J. **Work Performed Outside the Continental United States**—The Contractor has represented to the Department that it will perform all work required under this Contract within the United States. If, at any time, the Contractor wishes to perform any Contract work outside the United States, the Contractor shall inform the Contracting Officer, in advance and in writing, of its intention and request the Department's approval. The Contractor shall not perform any Contract work outside the United States unless and until it has received the Contracting Officer's explicit, written approval to perform such work. In order to give proper consideration to the Contractor's request, the Department may ask for, and the Contractor shall provide, information relevant to the proposed performance outside the United States, including but not limited to a detailed description of the physical, personnel and management resources to be used and any potential difficulties or constraints in performing in the foreign jurisdiction. The Department may refuse to approve Contract performance outside the United States to the extent that, solely in the Department's judgment, the Contractor has not shown that performance outside the United States would satisfy the Contract requirements and would not impair or degrade performance. Further, the Department may refuse to approve any performance outside the United States for any other reason, or for no reason, except as otherwise required by the laws and treaties of the United States. The Department also may approve performance outside the United States subject to certain conditions, to which conditions the Contractor shall strictly adhere. Neither performance within the United States, nor the Department's refusal to allow performance outside the United States shall ever constitute a change to this Contract or give rise to any entitlement to additional compensation or excuse any failure of performance by the Contractor. Nothing in this clause shall be interpreted to impose any obligation on the Department to allow or to refuse a request for performance of this Contract outside the United States.

K. **Branding/Marketing Material**—Contractors may not solicit or promote other services/products they, or their affiliates, offer while servicing Department of Education borrowers, or Federally held debt. This includes all communication channels and touch points, such as but not limited to: inbound and outbound calls/email, web pages, any mailings specific to the status of their account, direct personal and automated interaction, etc.

Scenarios: (1) if the servicer services Federally and non-Federally held debt and offers combined billing, no marketing envelopes or inserts for other services/products may be issued; (2) if the servicer services Federally and non-Federally held debt and does NOT use combined billing, normal marketing may be provided for non- Federally held debt for other services/products; and (3) if the servicer services Federally and non-Federally held debt and is in personal contact, no marketing for other services/products may be discussed. If a borrower with in-school status seeks information regarding other products or services from the servicer, the borrower shall be directed to their school's Student Financial Assistance Office.

Any exception or ambiguity regarding the above shall be reviewed and approved by the Contracting Officer in advance.

L. **Invoicing and Non-Compliance** – Borrowers whose loans are not being serviced in compliance with the Requirements, Policy and Procedures for servicing federally held debt due to the fault of the servicer (i.e. correct interest calculations, correct balances, interest determination and calculations, notices sent properly, proper due diligence, etc.), will not be billable to the Government from the initial point of non-compliance. Any funds that have been invoiced for these borrowers and paid shall be returned to the Government via a credit on the next invoice.

M. **Contracting Officer's Representative** – The following individual is designated as Contracting Officer's Representative (COR) for this contract:

Mr. James McMahon
Federal Student Aid
830 First Street, NE
Suite 111G5
Washington, DC 20202
Email: james.mcmahon@ed.gov
Phone: (202) 377-3124

N. **Additional Terms:**

1. The Title IV Servicing contracts are for any potential services to manage all types of Title IV student aid obligations, including, but not limited to, servicing and consolidation of outstanding debt. However, they are not Requirements contracts.
2. Each contractor will provide, at a minimum, the services provided within their proposal, in accordance with the pricing identified in Term #3 below.
3. The Government will set and manage the common pricing, including tier structure, below:

Status	Volume Low	Volume High	Unit Price
Borrowers in In-school Status	N/A	N/A	$ 1.050
Borrowers in Grace or Current Repayment Status	1	3,000,000	$ 2.110
	3,000,001	UP	$ 1.900
Borrowers in Deferment or Forbearance	1	1,600,000	$ 2.070
	1,600,001	UP	$ 1.730
Borrowers 31-90 Days Delinquent	N/A	N/A	$ 1.620
Borrowers 91-150 Days Delinquent	N/A	N/A	$ 1.500
Borrowers 151-270 Days Delinquent	N/A	N/A	$ 1.370
Borrowers 270+ Days Delinquent	N/A	N/A	$ 0.500

Out year pricing will follow the methodology described utilizing the subsequent terms. There will be no set declination in pricing at the time of award.

4. The Government has included an escalation methodology based upon the Bureau of Labor Statistics' (BLS) Employment Cost Index (ECI) for Total Compensation, Private Industry, Service Occupations (Not Seasonally Adjusted), to account for significant inflation and/or deflation. When the ECI exceeds 3.0% (plus or minus) in any given year the Government will adjust the established common pricing by any amount in excess of this rate. The calculated rate of escalation will equal the average of the 12-month percent change for the previous four quarters, ending June 30th. This ECI escalation will be applied beginning in September of the same calendar year. Further, this escalation will compound for all remaining years of the Base and Optional Ordering Periods.

   For example, ECI rate released in June 2010 is 3.6%. The Government will increase unit pricing by .6% for the contract beginning September 1, 2010 and all remaining years of the Base Ordering Period, as well as the Optional Ordering Period.

   A decreasing rate of inflation would follow the same pattern as above. For example, if the ECI decreases by more than 3.0%, then the unit prices for the remaining out-years will also decrease by the percentage in excess of 3.0%. For example, ECI rate released in June 2010 is -4.2%. The Government will decrease unit pricing by 1.2% for the contract period beginning September 1, 2010 and all remaining years of the Base Ordering Period, as well as the Optional Ordering Period.

5. Common pricing includes all supplies, services and other costs to deliver Title IV servicing under this contract, including:
   - Costs for bringing contractor systems into compliance for handling federally held debt.
   - Costs for legislative, regulatory or policy changes that affect the FFEL community as a whole, as is commercially accepted practice in the FFEL community.
   - For all other costs, the Department and the contractor(s) may come to an agreement via change order process or negotiation, as necessary.

6. The Government makes no guarantee to any contractor that their organization will retain their current loan servicing volume. In addition, the Government makes no minimum

volume guarantees to any contractor. The Government does guarantee a minimum dollar/revenue amount of $5,000,000 over the base ordering period under this Indefinite Delivery, Indefinite Quantity contract, regardless of the number of loans serviced by a contractor.

7. The Government reserves the right to periodically review and equitably adjust the rate structure to maintain effectiveness of the services provided (i.e., different volume breaks, different ties, cost allocations, etc)

8. The Government reserves the right to equitably introduce, eliminate, or modify loan deliverables/status items that are in the best interest of the Government or Borrower. (i.e., in-school deferments moved into the In-School deliverable; new deferment or forbearance categories; etc).

9. The Government reserves the right to unilaterally shift borrowers in the best interest of the Government or Borrowers, at no additional cost to the Government. It is anticipated that this will be done only with reasonable and prudent cause.

10. The Government retains the unilateral right to resolve split-borrowers as deemed appropriate by the Government, at no additional cost to the Government.

B.14 52.212-5 Contract Terms And Conditions Required To Implement Statutes Or Executive Orders—Commercial Items (Dec 2008)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.233-3, Protest After Award (Aug 1996) (31 U.S.C. 3553).

(2) 52.233-4, Applicable Law for Breach of Contract Claim (Oct 2004) (Pub. L. 108-77, 108-78)

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

_X (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Sept 2006), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

_X (2) 52.203-13, Contractor Code of Business Ethics and Conduct (Dec 2008) (Pub. L. 110 252, Title VI, Chapter 1 (41 U.S.C. 251 note)).

__ (3) 52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999) (15 U.S.C. 657a).

__ (4) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (July 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

__ (5) [Reserved]

__ (6)(i) 52.219-6, Notice of Total Small Business Set-Aside (June 2003) (15 U.S.C. 644).

__ (ii) Alternate I (Oct 1995) of 52.219-6.

__ (iii) Alternate II (Mar 2004) of 52.219-6.

__ (7)(i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

__ (ii) Alternate I (Oct 1995) of 52.219-7.

__ (iii) Alternate II (Mar 2004) of 52.219-7.

_X (8) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)).

_X (9)(i) 52.219-9, Small Business Subcontracting Plan (Apr 2008) (15 U.S.C. 637(d)(4)).

__ (ii) Alternate I (Oct 2001) of 52.219-9.

_X (iii) Alternate II (Oct 2001) of 52.219-9.

__ (10) 52.219-14, Limitations on Subcontracting (Dec 1996) (15 U.S.C. 637(a)(14)).

__ (11) 52.219-16, Liquidated Damages—Subcontracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).

__ (12) (i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Oct 2008) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

__ (ii) Alternate I (June 2003) of 52.219-23.

__ (13) 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (Apr 2008) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

__ (14) 52.219-26, Small Disadvantaged Business Participation Program— Incentive Subcontracting (Oct 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

__ (15) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004) (15 U.S.C. 657 f).

__ (16) 52.219-28, Post Award Small Business Program Rerepresentation (June 2007) (15 U.S.C. 632(a)(2)).

_X (17) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

_X (18) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (Feb 2008) (E.O. 13126).

_X (19) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

_X (20) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

_X (21) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).

_X (22) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).

_X (23) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).

_X (24) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).

_X (25) (i) 52.222-50, Combating Trafficking in Persons (Aug 2007) (Applies to all contracts).

__ (ii) Alternate I (Aug 2007) of 52.222-50.

__ (26) (i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)).

__ (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).

__ (27) 52.223-15, Energy Efficiency in Energy-Consuming Products (Dec 2007) (42 U.S.C. 8259b).

__ (28) (i) 52.223-16, IEEE 1680 Standard for the Environmental Assessment of Personal Computer Products (Dec 2007) (E.O. 13423).

__ (ii) Alternate I (Dec 2007) of 52.223-16.

__ (29) 52.225-1, Buy American Act—Supplies (June 2003) (41 U.S.C. 10a-10d).

__ (30) (i) 52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act (Aug 2007) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L 108-77, 108-78, 108-286, 109-53 and 109-169).

__ (ii) Alternate I (Jan 2004) of 52.225-3.

__ (iii) Alternate II (Jan 2004) of 52.225-3.

__ (31) 52.225-5, Trade Agreements (Nov 2007) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

_X (32) 52.225-13, Restrictions on Certain Foreign Purchases (June 2008) (E.O.'s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

__ (33) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

__ (34) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).

__ (35) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

__ (36) 52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

_X (37) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (Oct 2003) (31 U.S.C. 3332).

__ (38) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (May 1999) (31 U.S.C. 3332).
__ (39) 52.232-36, Payment by Third Party (May 1999) (31 U.S.C. 3332).
_X (40) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).
__ (41) (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631).
__ (ii) Alternate I (Apr 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
_X (1) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).
_X (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
_X (3) 52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (Nov 2006) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
__ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Feb 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
__ (5) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
__ (6) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services—Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
__ (7) 52.237-11, Accepting and Dispensing of $1 Coin (Sept 2008) (31 U.S.C. 5112(p)(1)).

(d) *Comptroller General Examination of Record.* The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.
(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.
(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require

the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e) (1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (e)(1)(i) through (xi) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (Dec 2008) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).

(ii) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(iii) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

(iv) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).

(v) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(vi) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).

(vii) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).

(viii) 52.222-50, Combating Trafficking in Persons (Aug 2007) (22 U.S.C. 7104(g)).

Flow down required in accordance with paragraph (f) of FAR clause 52.222-50.

(ix) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

(x) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

(xi) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

C. STATEMENT OF OBJECTIVES (SOO)

C.1 General Description Of Scope/Purpose

C.1.1 Federal Student Aid Background/Overview

Federal Student Aid (FSA), an office of the Department, plays a central and essential role in America's postsecondary education community.

FSA's core mission is to ensure that all eligible individuals benefit from federal financial assistance—grants, loans and work-study programs—for education beyond high school. The programs FSA administers comprises the nation's largest source of student aid: during the 2007-08 school year alone, FSA provided approximately $83 billion in new aid to nearly 10 million postsecondary students and their families. FSA's staff of 1,100 is based in 10 cities, in addition to its Washington, D.C. headquarters.

C.1.2 Current Need

With the current economic and liquidity uncertainty facing financial markets, many student loan lenders are dropping out of the market. With more than $65 billion in 2008-09 loans and approximately $130 billion in eligible 2003-07 student loans on bank balance sheets and auction rate securitizations, the capital markets are currently unable to generate adequate funds at prices that will ensure 2009-10 loans can be made.

Recent legislation including the College Cost Reduction Authorization Act of 2008 (CCRAA) (Pub. Law 110-84) and the Ensuring Continued Access to Student Loans Act of 2008 (ECASLA) (Pub. Law 110-227) enabled the Department to accept former Federal Family Education Loan Program (FFELP) loans in the form of additional Direct Loan (DL) capacity, and to purchase FFELP loans as far back as 2003, in an effort to bring liquidity and stability back to the student loan market.

With the sudden increase in current and potential loan volume that the Department will be responsible for servicing, the need for increasing the Title IV student aid servicing vehicles is determined appropriate at this time.

C.1.3 Objective

Acquire efficient and effective commercial contract services to manage all types of Title IV student aid obligations, including, but not limited to, servicing and consolidation of outstanding debt.

C.1.4 Constraints

C.1.4.1 Specific compliance activities for servicing Federally held assets include, but are not limited to, Attachments A-1 through A-3 provided herein.

C.1.4.2 In order to manage the costs associated with such a potentially large portfolio, the service must provide innovative measures to ensure portfolio growth is not the key driver of total cost. Contractor incentives must be based on performing assets, rather than transaction or activity based delinquency incentives. Costs may also be managed through redistribution of customers to self-service options, as approved by the Government. Performance measures will help ensure that the complete service operates as efficiently and effectively as possible and that it is achieving the desired

business outcomes. These measurements will be flexible to allow for regular reviews and revisions as necessary.

C.1.4.3 The contractor(s) will be responsible for maintaining a full understanding of all federal and state laws and regulations and FSA requirements and ensuring that all aspects of the service continue to remain in compliance as changes occur.

C.1.4.4 The contractor(s) will provide a service flexible enough to handle new requirements generated by Congress and respond to legislative mandates and policy changes. Please see Appendix A – Standards and Relevant Documents for historical and current representative information.

C.1.4.5 The contractor(s) will provide timely (as defined by FSA and contractor) responses to Office of Inspector General (OIG), General Accounting Office (GAO), budget, data, and management requests.

C.1.4.6 It is understood and mutually agreed that the Department of Education has exclusive ownership of all information stored in, retrieved, modified, and/or archived in as part of this service. The contractor shall have no rights in such information and no rights to such information shall vest on the contractor by virtue of its performance of this contract. No other party has the right to copy, delete, archive, or transfer such information without the prior express written consent of the Department of Education. The contractor shall not use such information for any marketing or solicitation purpose including, but not limited to, commercial advertising, credit offers, or similar campaigns.

C.2 Attachments/Supplemental Documents

Number	Title
A-1	Additional Servicer—Initial Requirements Document (Version 21.0)
A-2	Additional Servicer—Intermediate Requirements Document (Version 6.0)
A-3	Additional Servicer—Full Requirements Document (Version 6.0)
A-4	Ongoing Allocation Methodology
A-5	Sample—Ongoing Allocation Metric Calculation
A-6	Servicing Pricing Definitions (Version 9.0)

Additional Servicer INITIAL Requirements

All_InitialReq_v21.0.doc

Additional Servicer – Initial Requirements

Required by 8/31/09 unless otherwise noted

TABLE OF CONTENTS

General Statement
It is the intent of the Department to procure a performance-based contract(s) that promotes competition and provides best of business services. To achieve this goal, the Department expects each servicer to provide commercially available services that will yield high performing portfolios and high levels of customer satisfaction. The following statements apply:

- Servicers will be required to meet all statutory and legislative requirements.
- Servicers will use their own discretion in deciding to provide services or business functionality that is recommended but not required.
- Servicers may leverage all borrower repayment channels while maintaining existing branding provided all federally held loans are clearly distinguished and identified, and borrowers are directed to make payment directly to the Department via a U.S. Treasury lockbox or electronic payment service.
- Small differences due to rounding in various calculations are understood and accepted providing the calculation itself is in compliance with federal regulation.
- The Department will allocate volume based on defined and understood performance metrics.
- The Department does not intend to provide additional service level requirements. The Department does, however, expect best of business practices to be deployed.
- The Department will not require the use of the Department or FSA logo on letters, web sites, etc.
- Servicers will have full discretion to promote or not promote services as long as they meet legislative and regulatory requirements and are cost neutral to the Government.
- Servicers will have discretion to provide services to schools.
- Servicers may use their own authentication process as long as the process is fully compliant with federal IT security guidelines.
- With regard to split borrowers, it is acceptable for servicers to handle requests, phone calls, etc. for all loans being serviced by that servicer, regardless of the holder (Federal or Non-Federal), as long as all federal laws and regulations are met.

Financial Reporting
1. The servicer shall uniquely identify each specific activity (e.g., Collection of Principal, Collection of Interest, etc.) in the transaction level data.
2. The servicer shall provide required accounting reports. A preliminary list is presented below.
   a) Trial Balance by Fund & a Working Trial Balance By Fund
   b) Detailed Trial Balance by Transaction Type
   c) Sub ledger Reconciliation Reports
   d) Transaction Tables and mapping (Crosswalk) to the Department's general ledger system, the Financial Management System (FMS), including transaction descriptions and amount fields.
   e) Cash Receipt Detail
   f) Cash Disbursement Detail
   g) Report of Debts Assigned by Assignor (Lender, GA, Intra-Fund Transfers)

h) Report of Loans Consolidated (by Fund, Cohort Year, Loan Program Type, Risk Category)
i) Report of Loans Rehabilitated (if applicable)
j) Loan portfolio performance reports (by Fund, Loan Type, cohort year and risk category).
k) Collection Activity Report - The report summarizes by Current Month, Current Quarter, and Year to Date for each Loan Type, the number of loans and the amount of loans for each delinquency stage.
l) Loans Transferred to and from the Department's Default Management Collection System (DMCS)- The report has 3 parts:

   a. Loans Transferred to DMCS - Displays by transfer date the total number of borrowers, total number of loans, total principal balance at time of transfer, and date DMCS accepts the loans for each weekly transmission to DMCS.
   b. Rejected and Re-transfer to DMCS - Displays by re-transfer date the total number of loans, total number of borrowers, total principal balance, and date DMCS accepts the loans for each weekly transmission to DMCS.
   c. Transfers by Loan Type - Displays by transfer date, total number of borrowers, and total number of PLUS, Stafford, and Consolidation.

m) DMCS Recall and Rehabilitation Tracking Report - The report displays by month/year the total number of borrowers recalled from DMCS, total number of loans recalled, total number of Rehabilitated loans and borrowers received from DMCS.
n) System Balancing Reporting of daily, weekly and monthly activity sent and received with each interfacing partner at the Batch level and at the Transaction Type, Transaction Count, Transaction Amount levels. Reports activity sent and activity received; and balances activity received to activity accepted and rejected.
o) Financial Transactions Reconciliation Report of all daily, weekly and monthly transactions posted on the servicing system for each interfacing partner. Displays summary data by financial transaction type, number, and dollar amounts.
p) Work in Process Reports of activity received and accepted into the servicing system, but not posted to borrower accounts for each interfacing partner. Displays detail level transactions at the loan level for all financial transactions received but not posted. Includes applicable dollar amounts and reflects aging of each transaction. Reporting can include, but is not limited to, pending disbursements, loan adjustments, consolidation payoffs, etc. (See below for specific unapplied cash reporting). Daily cumulative reporting with the last daily report for the month reflecting the WIP balances as of month end.
q) Unapplied Cash Payment Recycle report: Payment and Payment adjustment activity received and accepted into the servicing system but not posted to borrower accounts. Reporting is by payment source (including, but not limited to: lockbox, electronic debit, IPAC, etc.) Displays detail level cash payment and payment return/adjustment transactions at the borrower level and includes

Treasury document information (schedule number, schedule amount and schedule type) and aging of each transaction. Daily cumulative reporting with the last daily report for the month reflecting the WIP balances as of month end.

r) Ad-hoc reporting capability and access for the Department (see "Reconciliations").

Treasury

3. The servicer shall require entities making payments on Government loans (borrowers, lenders, etc) to direct payments to a Treasury designated service including:
   a) Treasury lockbox
   b) Pay.gov
   c) Remittance Express
   d) IPAC.

   Note: Receipts must be processed in accordance with guidance provided in Treasury Financial Management (TFM), available at www.fms.treas.gov/tfm/index.htm
4. The servicer shall establish an interface with the Treasury lockbox service for the receipt of payment posting file and returned payments files.
5. The servicer shall establish an interface with Pay.gov for the receipt of ACH debits and credit card payments.
6. The servicer shall establish an interface for Remittance Express (REX) to support receipt of ACH credits. REX provides FSA and the servicer with download capability of an activity file with optional fields for identifying borrower accounts.
7. The servicer shall establish an interface for the receipt and processing of Inter-Governmental Payment and Collection (IPAC) systems payments. IPAC provides FSA and the servicer with download capability of an activity file with optional fields for identifying borrower accounts.
8. The servicer shall post payments to the borrower accounts on the same date of receipt of payment information from Treasury. If the servicer directly receives payments, those payments will be deposited to Treasury on the day of receipt.
9. The servicer shall maintain a recycle or unapplied file of any payment/payment return transactions that cannot be posted to a borrower account. The servicer shall perform due diligence to research payments held in suspense for the purpose of resolving the unposted items including: posting payment to appropriate borrower account; refunding to remitter; or escheatment to Treasury.
10. The servicer shall obtain daily deposit information from Treasury's Ca$hLinkII system to support accounting processes and controls, such as daily and monthly reconciliations.
11. The servicer shall maintain proper controls over payment posting and accounting activities, and perform daily and monthly required reconciliations.
12. Issuance of Refunds - The servicer shall promptly manage credit balance accounts, and other payments and accounts requiring a refund. The Servicer shall process refund transactions to borrowers (borrower overpayments), lenders (such as consolidation overpayments), etc.

a) The servicer shall establish an interface and process payments refunds via interface via interface with FSA's Financial Management System (FMS) using the FMS standard file format (see FMS Attachment A).
b) Batches of refunds shall be subject to FSA review and approval.
c) The servicer shall receive and work from a Treasury Confirmation Report available through Treasury's Government-Wide Accounting System (GWA). This confirmation data will be used to provide information to borrower inquiries on refund status. The GWA report confirms the completion of processing on a batch, and provides the first and last check number for the batch.
d) The servicer shall receive a report of Treasury Cancellations, maintain cancellation data, and shall provide information for borrower inquiries and support re-issuance of refunds.
e) The servicer shall perform due diligence on cancelled refunds, on issuance of validated refunds, and will follow Treasury guidelines for escheatment.
f) The servicer shall request FSA to cancel refunds, when appropriate.
g) The servicer shall use FSA's student application internet gateway (SAIG) to transmit refund requests to FMS.
h) The servicer shall pass Treasury cancellation data to FMS using the FMS standard file format (see FMS Attachment A).

Transaction Management

13. The servicer shall establish a system and processes to correctly record all transactions on their database and to post summary transactions to the FSA's general ledger (FMS) on the same business day they are generated.
14. All servicer transactions shall include all fields as required by FMS and all amounts applicable to each transaction type.
15. All servicer transactions must pass all FMS edits for posting into the general ledger.
16. The servicer shall ensure all transactions are reversible.
17. The servicer shall provide unique transaction reporting for each type of loan activity.
18. All servicer transactions will be accurately translated (mapped) from the Servicer's subsidiary ledger to FSA's general ledger (FMS).
19. The servicer shall maintain both the posting date and effective date of the transactions on their system.
20. The servicer shall provide an audit trail that efficiently links their detailed transactions in the subsidiary ledger to summarized transactions in FSA's general ledger. Transactions must have sufficient audit trail to support efficient tracing.
21. The servicer shall include original Treasury document numbers on applicable transactions, in addition to any system created document numbers (including but not limited to: SF215, SF5515, SF1166, SF1098, and SF1081). The usage of Treasury documents is described on the web site http://fms.treas.gov/index.html.
22. The servicer shall assign and retain the Credit Reform Code (CRC), recording and reporting on all loan related transactions at the CRC level. Federal Credit Reform Act legislation and Treasury guidelines for reporting are described on the web site http://fms.treas.gov/index.html. Appendix A (CRC Codes) of Attachment C (FMS File Layouts) describes how CRC codes are generated.

Internal Controls

23. The servicer shall incorporate a system of internal controls consistent with federal laws, regulations, policies and authoritative guidance. These laws, regulations, and guidances include, but are not limited to: Federal Financial Management Improvement Act (FFMIA); Federal Managers' Financial Integrity Act (FMFIA); CFO Act; Government Performance and Results Act (GPRA); GAO's Green Book; OMB Circulars A-123, 1-127, and A-130; Joint Financial Management Improvement Program (JFMIP); and Treasury Financial Manual (TFM).
24. The servicer's procedures and systems shall include a system of internal controls that ensures resource use is consistent with laws, regulations and policies; resources are safeguarded against waste, loss, and misuse; and reliable data are obtained, maintained, and disclosed in reports. Appropriate internal controls shall be applied to all system inputs, processing and outputs.
    Examples of Internal Control Standards to be implemented by the servicer include the following:
    a) Review and Reconciliation: Records are examined and reconciled to determine that transactions were properly processed and approved.
    b) Execution of Transactions: Independent evidence is required to be maintained to ensure that authorizations are issued by persons acting within the scope of their authority and transactions conform with such authority.
    c) Segregation of Duties: Proper segregation of duties is required to exist among functions including: authorization, execution, recording and reviewing transactions, custody of assets, and performing reconciliations.
    d) Qualified and continuous supervision is required to be provided to ensure that proper internal control is maintained.
    e) Access to and Accountability for Resources: Access to resources and custody and use of resources is required to be assigned and maintained.

25. The servicer shall provide FSA with supporting documentation for FSA's OMB Circular A-123 annual review, the annual Financial Statement Audit, and other audits and reviews (as further described in the Requirement #29 below on Audit Support Services and in Audit Attachment A, “Audit Support Requirements”).
26. The servicer shall consult with FSA during FSA's OMB Circular A-123 annual review process and for other audits, so that FSA can: (a) maintain its understanding of the servicers controls (in the context of GAO Internal Control Standards and the Committee on Sponsoring Organizations (COSO) control framework), (b) maintain FSA documentation depicting the servicer's controls and process flows (as further described in Requirement #29 below on Audit Support Services and in the attachment, "Audit Support Requirements"), and (c) maintain FSA's test plan, which will call for the provision of supporting materials from the servicer.
27. The servicer shall be responsible for resolving all deficiencies identified during audits and participating in corrective action plans as needed.
28. The servicer shall provide FSA with support for conducting FSA site visits to servicer centers of operation. The purpose of the site visits will be to enable and enhance FSA's plans for the conduct of its A-123 review. In addition, during the site visit, FSA

will observe the execution of selected processes for compliance with stated procedures and system function.

29. The servicer shall provide Audit Support Services, upon request, including but not limited to the following audits and reviews. The "Audit Support Requirements" document attached provides additional information on the annual Financial Statement Audit and describes the "Prepared by client" (or PBC) process that will be used by the auditor and/or FSA to submit requests for documentation, data, and/or walkthroughs and for the servicer to fulfill these requests.:
    a) FSA's annual Financial Statement audits;
    b) Assessments of internal controls in accordance with FMFIA and OMB Circular A-123, Appendix A;
    c) Program-specific financial and compliance audits conducted by GAO, OIG, and/or OMB;
    d) FISMA audits;
    e) Certification and Accreditation reviews;
    f) Internal reviews;
    g) Contract oversight activities; and
    h) Agreed Upon Procedures Audits for Loan Purchase Programs.

    This support generally includes, but is not limited to: making resources and facilities available, participating in audit planning (such as to determine when resources would be made available and for what purpose), responding to "prepared-by-client" (PBC) requests, reporting status, and remediating deficiencies identified. At a minimum, PBC requests will include: interviews, access to process and system documentation, standard and ad hoc queries and reports, and general questions on processes, systems, data, and/or other matters.

30. The servicer shall meet requirements for a Type II SAS 70 audit. It is anticipated that performance of the Type II SAS 70 audit with an unqualified opinion and submission of the resulting work papers will eliminate or substantially reduce audit work performed by various auditors, internal and external to the Department, as part of the Department-wide and Government-wide annual audits. As part of their contracts with various lenders, servicers also normally have a SAS 70 audit performed annually by a qualified independent auditor.
    a) For IT controls, the servicer shall supplement the Type II SAS 70 with additional agreed-upon procedures resulting in an audit consistent with GAO's Federal Information System Control Audit Manual (FISCAM). The results of these procedures should be conducted and reported at least annually, with a year-end of 6/30. Further, the servicer shall provide FSA with a "bridge letter" covering the period from 6/30 to 9/30 indicating no changes to the control environment.
    b) For operational controls, the servicer shall ensure that the Type II SAS 70 covers all GAO Internal Control Standards or COSO Components (e.g., control environment, risk assessment, control activities, information and communication, and monitoring) for those transactions processed by the servicer. The results of these procedures should be conducted and reported at least semi-annually covering the periods 1/1 – 6/30 and 7/1 – 12/31.

Accounting

31. The servicer shall create a financial interface between the FSA servicer and FSA Financial Management System (FMS) to provide financial data to FMS on a daily, weekly and monthly basis.
    a) The data and data layouts to be provided within this interface are described in the FMS Attachment C – FMS File Layouts
    b) Submission / send rules for these transmissions are:
        1. In addition to daily transaction files, servicer shall send weekly (summary) and monthly (interest and adjustment) files to FMS.
        2. Servicer shall use secure FSA's SAIG mailbox to place daily, weekly and monthly files on the FMS server for processing in FMS.
32. The servicer shall conduct accountancy, ensuring that transactions of the servicer's subsidiary ledger are accurately recorded in the FMS general ledger, to include:
    a) Managing the accounting transaction processing between the subsidiary ledger and the general ledger.
    b) Preparing procedural instructions and execution of manual procedures related to the preparation of accounting transactions.
    c) Reconciling cash, accounts receivable, accounts payable, and other general ledger accounts.
    d) Correcting all differences between the subsidiary ledger balances and the control account balances in the general ledger.
    e) Assisting FSA, FMS, and CFO in posting financial data and recommending alternatives to resolve rejected activity and variances.

Reconciliations

33. The servicer shall perform reconciliations of balances and activity as requested, that meet the following general requirements:
    a) Reconciliation activity should demonstrate that all required data is transmitted to the Department and that all omissions, duplications of data, and recording errors are detected and corrected timely.
    b) All reconciliations and financial accounting will be inclusive of principal, interest and fee amounts.
    c) Monthly reconciliation between Servicing Trial Balance by Portfolio and FSA's general ledger (FMS) trial balance for each individual balance sheet account (balances and activity).
    d) All programs are to be accounted, reported and reconciled individually (distinct portfolios).
    e) Portfolio balances must be supportable at the loan level.
    f) Unless otherwise instructed, all reconciliation processes must identify and define specific transactions causing differences.
    g) Unless otherwise instructed, all requirements apply to each portfolio.
    h) Monthly reconciliations are due to FSA by the 8th calendar day of the subsequent month. (e.g. Reconciliations for the month of June are due July 8th.)
    i) Monthly reconciliations require contractor review by at least one level of management.

j) Monthly reconciliations require the signature of the preparer and reviewer and the date of signatures.
k) Signed monthly reconciliations and all necessary supporting documentation are to be provided to FSA in Adobe .pdf format.
l) The servicer shall provide reports in the file format requested by FSA. File format types would include, but are not limited to: the Microsoft Office Professional Suite (Excel, Word, Access, etc.), Adobe (.pdf), text (.txt), comma delimited (.csv) etc.
m) Daily reconciliations are not standard deliverables to FSA but are considered operational processes and subject to internal control testing.
n) Unless otherwise instructed, all reconciling items arising from monthly reconciliations are to be researched and cleared within the month subsequent to the reconciled period. For example, reconciling items for the month of June must be cleared within July. This eliminates repeat reconciling items.
o) Unless otherwise instructed, all reconciling items arising from daily reconciliations are to be researched and cleared within 48 hours.
p) Daily reconciliations include tracking and resolution of all work in process activity.

34. The servicer shall reconcile loan sales as follows:
a) Perform daily 3-way reconciliation between invoice (pre-sale report), Bill of Sale from selling lender, and conversion reports from servicing system. Offeror must be able to produce the reconciliation at the deal, invoice, lender and summary level.
b) Perform daily and monthly over/underpayment reconciliation between the Selling lender, servicing system, FMS and Treasury.
c) Maintain resulting accounts receivable/accounts payable reconciliation of over/underpayment activity between the Selling lender & FMS. To include:
    1. Maintain balance of receivables from sellers and payables to sellers.
    2. Invoice sellers for accounts receivables.
    3. Process FMS accounts payable refund request to sellers (see Refund Reconciliations for specific requirements).
    4. Process overpayment refund collections from Selling lenders.
    5. Maintain clear audit trail of overpayment refund transactions processed to Treasury deposits.
d) Daily reconciliation to assure that the FMS net funding transactions purchasing loans equal the net loans accepted and either posted or pending posting (traceable in work in process files) to the servicing system by the next day.
e) Daily reconciliation of activity sent from sellers to accepted and either posted or pending posting (traceable in work in process files) on the servicing system.

35. The servicer shall reconcile transfers as follows:
a) Servicer will provide for loan exchange and reconciliations between servicing system and FSA servicing systems. Servicer will maintain portfolio integrity upon re-entry into the servicing system.
b) Perform daily reconciliation on transfers of loans between the Servicing system and each FSA servicing system.

c) Perform monthly reconciliation of transfers of loans between the servicing system and each FSA servicing system.

36. The servicer shall reconcile cash collections as follows:

NOTE: The terms "recycle file", "suspense account" and "unapplied file" are defined as the transactional level cash payments and payment adjustments received but not posted to borrower accounts on the servicing system.

a) Record all incoming check & electronic collections received (deposits) to the cash clearing account (level 1); reverse collection transactions from cash clearing account when posted to borrower accounts (level 2).
b) The application process for postable cash payments and payment returns must be completed within 48 hours of collection receipt.
c) Reconcile all cash activity to Treasury daily. This includes, but is not limited to: electronic funds transfer (EFT), checks (SF 1166), Intra-governmental Payment and Collection (IPAC) System/SF 1081 payments, internal electronic cash transactions, and any other payments to or deposits with Treasury.
d) Perform daily collection reconciliation among the various Treasury receipt channels (i.e. Lockbox, Pay.gov, Remittance Express, and IPAC), servicing system and FMS general ledger. Collection transactions are to be posted to FMS daily.
e) Daily reconciliation to ensure Total Cash Received (check and electronic) = (Total Cash Payments Posted to Borrower's accounts + New Recycle File Items).
f) Daily reconciliation to ensure Outstanding Recycle File Balance = Beginning Recycle File Balance + New Recycle File Items - Recycle File Items Posted to Borrower Accts - Refunds of Misdirected Payments - Treasury Escheatment.
g) Monthly reconciliation of the Servicer's unapplied cash payment recycle file balance at the servicing system to the FMS Unapplied Collections general ledger account.
h) Monthly reconciliation of Treasury bank statement to FMS and Treasury.

37. The servicer shall reconcile refunds as follows:

a) Maintain daily and monthly three-way reconciliation of refund activity among the servicing system, FMS accounts payable system and Treasury.
    1. Process overpayment refunds, refund cancellations, and stop payments posted to borrower accounts.
    2. Refund transactions processed on the servicing system for misdirected payments.
    3. Track and reconcile refund transactions to refund requests (FMS accounts payables) to Treasury confirmations.
    4. Track and reconcile refund cancellation transactions processed on servicing to refund reversals in FMS to Treasury cancellations.

38. The servicer shall provide ad hoc reporting tools to support reconciliations: Servicing Trial Balance by Portfolio – using FSA/FMS transactional account mapping, must be capable of producing daily, weekly, ad hoc, and monthly trial balances at a summary and detailed transactional. If multiple databases are employed each database will be reported individually as well as on a consolidated basis.

39. The servicer shall perform daily, weekly and monthly system balancing of all data transmitted to and from the servicing system.
    a) Balancing will be done at the transaction type, transaction count and transaction amount(s) levels.
    b) Balancing will ensure data sent = data received; and data received will = the sum of data accepted and rejected.
    c) Rejected data will be researched, resolved/resent by the originating system.

Additional Reporting

40. The servicer shall provide a data file (daily for the previous day's activity, monthly for previous month's activity) to FSA containing standard data elements needed for additional financial and portfolio analysis. FSA will determine the type of file, transfer specifications, and specific data elements to be included in the file.
41. The Servicer shall ensure that the balances reported to FSA within the daily/monthly data files reconcile to the balances reported in the Servicer's servicing system as well as to the Servicer's FMS accounting interface file.
42. The servicer shall provide reasonable additional support as needed (e.g., data files, reports, source documents) to substantiate reported activity and balances.

Security

43. The Servicer shall restrict access to FSA held loans being serviced from all other loans on their system. Access must be limited to personnel who have obtained proper clearances and who are specifically authorized to view or perform transactions and services on loans held by FSA.
44. The servicer shall provide previous security information from the past three years to include a discussion of security incidents; and audits like SAS 70s, Sarbanes Oxley reviews, independent security assessments, risk assessments, and/or internal reviews along with the applicable remediation plans.
45. The servicer shall provide its system's most current vulnerability scan results, and remediation plan.
46. The servicer shall provide existing security documentation like its security organizational structure, its system's boundary, existing security policy, procedures, and plans.
47. The servicer shall complete personnel background screening requirements ASAP.
    a) All personnel are required to complete a federal background clearance based on their position risk level. Background clearances are submitted on line via Office of Personnel Management (OPM)'s Electronic Questionnaire for Investigations Process (e-Qip). Contractor employees who have undergone appropriate personnel security screening for another federal agency may submit proof of personal security screening for validation. (Attached Security Attachment A - Department of Education's Directive for Contractor Employee Personnel Security Screenings.)
    b) Preliminary clearances must be completed for high-risk positions prior to working on Federal Student Aid systems or data (This process can take 2-6 weeks).

Moderate and low risk positions must submit background clearance paperwork prior to working on Federal Student Aid computer resources.

c) Non-U.S. Citizen may be assigned to a High Risk IT (6C) level position, provided: he/she is a Lawful Permanent Resident of the United States and has resided continuously in the United States for a minimum of three (3) years. Non-U.S. Citizens living outside of the United States cannot have the capability to access Federal Student Aid systems or data.

48. The servicer shall complete a self-assessment of it's system and facilities based on NIST SP 800-53 controls, identify security deficiencies/gaps, and create a remediation plan for the identified deficiencies.
49. The servicer shall agree to provide support for all actions required for a formal security authorization and continuous monitoring program as defined by NIST SP 800-37.
50. The servicer shall create a project plan that they will follow to develop a NIST SP 800-18 compliant System Security Plan created in the Department of Education format.
51. The servicer shall bundle the requested information in requirements 39 - 45 above as attachments to a discussion document that provides a discussion for each requirement and artifact submitted. The cover page for this package will include a self-certification document identifying the system's security posture to include its overall security risk. The cover page will be signed by the servicer's senior security official and program manager attesting that the information within the package is accurate.

NSLDS

52. The servicer shall report in the same format as a Guaranty Agency (GA) for all loans serviced for Federal Student Aid by creating an NSLDS data base extract file containing FFEL loans and transmit the FFEL Loans data to NSLDS using the reporting requirements detailed in the GA Data Provider Instructions with minimal differences. The Servicers will be provided a GA and Lender Code to be associated with each loan. The Servicers will report the date of default and loan status for default as day 271, using NSLDS loans status fields. The Cohort Default Rate date will be reported at day 361, using the NSLDS Claim Payment fields. A list of these filed changes will be provided. The GA Data Provider Index of fields that are required of the FFEL servicers in addition to more information on Guaranty Agency Data Provider Instructions can be found at the GA DPI Link (http://ifap.ed.gov/nsldsmaterials/0605DPInstNSLDS.html).
53. The servicer shall use the NSLDS provided DataPrep software (or equivalent) to perform Extract Validation and create a Submittal file.
54. The servicer shall send the submittal file to NSLDS on an established weekly schedule.
55. Once loans have been reported, the servicer shall report to NSLDS all FFEL open loans. Closed loans must be continually reported until closed status is successfully accepted by NSLDS. This includes loans that are closed prior to initial NSLDS reporting.

56. The servicer shall retrieve the Load Process Error file from NSLDS for each submittal. The servicer must review errors and correct as many as possible before the next weekly submittal.
57. The servicer shall identify when key borrower indicators have change and report on both the old data and the new data.
58. The servicer shall work with other data providers—including other GAs, the Direct Loan Program, the Debt Management Collection System, Perkins schools, and the Common Origination Disbursement System—to resolve identifier conflicts including assigning pseudo SSNs where appropriate (see NSLDS DPI).
59. The servicer shall update date, amount and reason for defaults based on current default criteria if the loans are transferred to DMCS or CDDTS. Once a loan has transferred to DMCS or CDDTS, stop reporting on the loan unless it is transferred back. When transferring loans the borrower and loan identifiers must be the same identifiers reported to NSLDS. For Rehabilitated Loans, the Date or Maturity should not change.
60. The servicer shall report as a GA for all loans serviced for Federal Student Aid.
61. The servicer shall utilize NSLDS on-line updating functionality to resolve customer service issues and to report loan discharge and Teacher Loan Forgiveness information.
62. The Servicer shall transmit data to and from NSLDS via the Student Aid Internet Gateway (SAIG) or other approved secure transmission methods. Additional information on SAIG transmissions can be found at https://www.fsadownload.ed.gov/mainframeguide.htm.
63. The servicer shall meet NSLDS reporting requirements and quality standards. All data submitted to NSLDS must be as complete and correct as possible.
64. The servicer shall accept and store enrollment data and updates from NSLDS as the official source of such data.
65. The servicer shall continue to follow Common Manual Delinquency reporting to schools.
66. The servicer shall provide additional data elements to the re-engineered NSLDS. These elements will include, but not be limited to: delinquency data, discharge data, forgiveness data, and school/ISIR data. This data has been worked through the community on the FFEL Data Standards Team and can be found online.
67. The servicer shall work with FSA data providers on changes to interfaces as re-engineering projects occur.
68. The servicer shall accept a file from NSLDS when receiving loans from DMCS and CDDTS in order to update the records with missing data elements.

Unique Client/Lender Requirements for Federally Serviced Portfolio

69. The servicer shall use the client name Department of Education for this portfolio.
70. The servicer shall use the Government assigned client LID for this portfolio.
71. The servicer shall use the Government assigned Guarantor Code for this portfolio.
72. Each servicer will be assigned a unique code.

73. The servicer shall maintain unique standard reporting for loans within each Program (i.e. 08/09 Loan Purchase Program, Puts from 08/09 Participation Program, 09/10 Loan Purchase program, Conduit, Direct Loan, etc.)
74. The servicer shall process refunds via Treasury checks. Refunds are required for overpayments greater than or equal to $5.00.
75. The servicer shall perform small balance processing as follows:
    a) Overpaid Amount – Small balance write-ups of overpaid balances less than $5.00.
    b) Underpaid Amount – Small balance write-off of underpaid balances less than $25.00.
76. The servicer shall have the ability to charge late charges, but no assessment of late charges on loans in the ED portfolio is to be assessed at this time.
77. The servicer shall have the ability to charge other fees (i.e. NSF), but no charges for other fees on loans in the ED portfolio are to be assessed at this time.
78. The servicer shall have the ability to support borrower benefit plans required by each loan purchase (PUT) program.
79. 799/LARS reporting is not required for ED portfolio.
80. The servicer shall have the ability to perform collection and due diligence activities "as required by legislation and/or regulations." Servicers will be required to provide collection and default aversion activity on loans serviced under this contract as long as the loan remains on the servicer's system. If a borrower reaches the 360 days delinquent, the servicer will be required to transfer the loan to the DMCS.
    a) The servicer shall send and electronic transfer file to DMCS with required information about the defaulted borrower and the defaulted loan.
    b) The servicer shall provide access to all required collateral information for the defaulted loan.
    c) The servicer shall accept and resolve rejected records received from DMCS.
81. The servicer shall process discharge transactions with required supporting documentation following the required regulatory guidelines. The servicer is required to facilitate the timely and accurate processing of discharge requests by ensuring that complete loan discharge documentation for the individual is submitted. The servicer is also required to make a determination based on complete loan discharge documentation and applicable guidelines. Depending on the discharge type, the Department reviews discharge decisions through a sampling methodology or conducts a complete review.
82. The servicer shall transfer loans to the Conditional Disability and Discharge System once loans have been determined as eligible to be transferred.
83. The servicer shall obtain school information needed from the Postsecondary Education Participants System (PEPS).
84. The servicer shall be prepared to provide procedure and/or training materials when requested by ED. ED may review these documents to ensure regulatory and legislative requirements are met.
85. The servicer shall be required to transfer loans to, or accept loans from, another servicer at the request of ED.

86. The servicer shall provide access to account level information and collateral for all federally held loans using technology supported by ED (web-based, terminal emulation, etc.).

Loan Conversion

The loan conversion process occurs when a seller requests ED to purchase loans, and ED validates the seller's approval to participate, checks the eligibility of the loans, provides payment to the seller, and takes ownership of the loans as federally held assets.

Below are the requirements a servicer must complete in addition to the existing requirements to service an FFEL loan:

87. The servicer shall create and maintain a Loan Purchases Tracking Log - to include: Checklist of loan purchase activities, status of activities, and loan counts/amounts. SEE Conversion ATTACHMENT A – Sample of Loan Purchases Tracking Log.
88. The servicer shall provide Loan Purchases Tracking Log to FSA, CFO, and OCFO on a periodic basis.
89. The servicer shall accept 45-day notices submitted by sellers via email. SEE Conversion ATTACHMENT B – Sample of 45 Day Notice.
90. The servicer shall inform FSA when a 45-day notice has been received.
91. The servicer shall send an acknowledgement of receipt of the 45 Day notice to the Seller via email.
92. The servicer shall validate, with FSA contact, the status of the seller's Master Loan Sales Agreement (MLSA).
93. The servicer shall notify seller if any additional MSLA approvals or documentation are needed for the sale and schedule the sale date with the seller's Servicer.
94. The servicer shall notify FSA of the status of the MLSA package, if necessary.
95. The servicer shall perform testing of the loan conversion transfer file process with sellers. SEE Conversion ATTACHMENT C – Sample of a loan conversion transfer file layout.
96. The servicer shall receive loan conversion transfer file from the seller via FTP or other approved transfer method.
97. The servicer shall review the loan conversion transfer file and notify FSA, CFO, OCFO of differences between the 45-day notice and loan conversion file as needed.
98. The servicer shall perform edits on the loan conversion transfer file. Note: edits may vary based on purchase program.
99. The servicer shall prepare report identifying any errors with the loan conversion file and/or any loans not eligible for sale.
100. The servicer shall provide results of edit errors to the seller, FSA, and designated parties. The servicer shall work with the seller to resolve errors.
101. The servicer shall send an acknowledgement of receipt of the 45 Day notice to the Seller via email."
102. The servicer shall work with the Seller to confirm sales parameters, including but not limited to:
    a) Identify any loans in the sale have any liens on them.

b) Identify if the loans are part of a Put from Participation or a straight Put to the Department.
c) Identify timing for receipt of Loan Conversion Transfer file from the Servicer, if needed.

103. The servicer shall calculate pre-sale totals and final purchase price after errors have been resolved.
104. The servicer shall create a pre-sale detail loan report including loan details for all loans included in the sale. SEE Conversion ATTACHMENT D – Sample of pre-sale detail loan report.
105. The servicer shall transmit pre-sale detail loan schedule to seller for validation by seller.
106. The servicer shall create invoice total file and submit to SAIG mailbox to be 'swept' by FSA CFO. SEE ATTACHMENT Conversion E – Invoice total file layout.
107. The servicer shall receive Bill of Sale and related documents. SEE Master Loan Sale Agreement – Exhibit B – Sample of Bill of Sale.
108. The servicer shall validate Bill of Sale package is authorized and complete.
109. The servicer shall validate Schedule and Security Release Certificate (SRC) has been received if loans are subject to a security lien. SEE Master Loan Sale Agreement – Exhibit E – Sample of Schedule and SRC.
110. The servicer shall flag loans subject to a security lien in Tracking Log.
111. The servicer shall accept Notice of Assignments from seller and notify FSA that payment will be sent to designee if a Notice of Assignment is received. SEE Conversion ATTACHMENT F – Sample of Notice of Assignment.
112. The servicer shall compare FSA Servicer pre-sale totals to seller's pre-sale detailed listing of loans sold - identify and resolve differences.
113. The servicer shall request seller to provide updated Bill of Sale documents as needed.
114. The servicer shall validate FSA approves/disapproves invoice of payment.
115. The servicer shall process the loan sale transaction on servicing system when notified payment has been made. Loans now reside on FSA Servicer's system.
116. The servicer shall reconcile the Servicing System balance and activity to FMS for each purchase deal. Resolve and differences and provide the reconciliation to FSA.
117. The servicer shall reconcile the Servicing System balance and activity to FMS on a monthly basis. Resolve and differences and provide the reconciliation to FSA.
118. The servicer shall receive collateral documentation and review for completeness.
119. The servicer shall identify and notify seller of missing collateral documentation, work with seller to obtain required documentation.
120. The servicer shall notify FSA of receipt of collateral and completeness of documentation.
121. The servicer shall provide storage for, and access to, collateral documentation.
122. The servicer shall accept, edit and process loan adjustment files from Servicer after close of sale.
123. The Servicer shall coordinate with the Seller to receive and process any sales transition and post sale transactions, including but not limited to, borrower

payments, loan cancellations, school refunds, NSF transactions for loans purchased by the Department.

124. The Servicer shall provide a process to Put any ineligible loans back to the Seller, as needed (process "Unput" transactions).

Additional Servicer INTERMEDIATE Requirements

All_IntermediateReq_v6.0

Additional Servicer – Intermediate Requirements

Required by 3/31/10 unless otherwise noted

TABLE OF CONTENTS

General Statement

It is the intent of the Department to procure a performance based contract(s) that promotes competition and provides best of business services. To achieve this goal, the Department expects each servicer to provide commercially available services that will yield high performing portfolios and high levels of customer satisfaction. The following statements apply:

- Servicers will be required to meet all statutory and legislative requirements.
- Servicers will use their own discretion in deciding to provide services or business functionality that is recommended but not required.
- Servicers may leverage all borrower repayment channels while maintaining existing branding provided all federally held loans are clearly distinguished and identified.
- Small differences due to rounding in various calculations are understood and accepted providing the calculation itself is in compliance with federal regulation.
- The department will allocate volume based on defined and understood performance metrics.
- The Department does not intend to provide additional service level requirements. The Department does, however, expect best of business practices to be deployed.
- The Department will not require the use of the Department or FSA logo on letters, web sites, etc.
- Servicers will have full discretion to promote or not promote services as long as they meet legislative and regulatory requirements and are cost neutral to the government.
- Servicers will have discretion to provide services to schools.
- Services may use their own authentication process as long as the process is fully compliant with federal IT security guidelines.
- With regard to split borrowers, it is acceptable for servicers to handle requests, phone calls, etc. for all loans being serviced, regardless of the holder as long as all federal laws and regulations are met.

Financial Reporting

The following Financial Reporting Requirements are required to be implemented by September 30, 2009:

1. The servicer shall produce the Treasury Report on Receivables (TROR), for each portfolio, on a monthly basis. The report must meet all Treasury/FMS guidance (See Treasury attachments A & B). The TROR must also:
   a. Be provided in Microsoft Excel Format;
   b. Be provided for the previous month by the 8th business day of the current month;
   c. Include all supporting data / documentation. The supporting documentation must also be provided for the previous month (e.g., aging information, status information, etc.) in Microsoft Excel format, by the 8th business day of the current month.
2. The servicer shall provide all remaining required accounting reports.
   a. Consolidating Trial Balance (All Funds)
   b. Monthly & Annual Sub ledger Reports (to include Closing reports)
   c. Accounting Distribution Reports
   d. Specific Collection Reports (e.g. Lockbox, ACH Credits, ACH Debits, Web payments, Credit Cards, etc.)
   e. Receivable Aging Reports (by Fund, Cohort Year, Loan Program Type, Risk Category)
   f. Loan Portfolio Analysis
   g. SF-224 for cash transactions with Treasury ED Form
   h. Trial balance reports indicated under Reconciliation
   i. Loan portfolio performance reports (by Fund, Loan Type, cohort year, & Risk Category)
   j. Others as determined

Treasury

In 2010, Treasury will implement the Transaction Reporting System (TRS). TRS will be a centralized repository of detailed collection transaction information. TRS will provide integrated transaction and deposit reporting of revenue activity across all collection systems. Therefore, the servicer will be required to migrate its data recipient interfaces for the Lockbox (checks and ACH credits), Pay.gov (ACH debits and credit card payments), and CA$HLINKII (which reports detail for ACH credits that are not processed via the lockbox servicer, and reports summary for all deposits from all sources) to TRS. This requirement is estimated to be effective by September 30, 2010. Treasury's web site contains further information on the TRS project at http://www.fms.treas.gov/trs/index.html.

Transaction Management

NO Additional Requirements beyond the Initial Requirements

Internal Controls

3. Effective from the first government fiscal year of operations (i.e., as of 9/30/2009), the servicer shall develop and execute the following reports in response to financial statement audit “Prepared-by-Client” (PBC) data requests or as requested by management to support other audits or reviews:
    a. Collections Download
    b. Write-Offs activity – Download Requirements & Documentation Requirements
    c. Download of Transfers activity to DCMS
    d. Additional work products to support responses to auditor inquiries and requests

    ** Refer to the FMS_Attachment_D document attached for additional details on these requirements.

4. The Servicer shall provide support to FSA in compliance with OMB Circular A-123, Appendix C, which incorporates the Improper Payments Information Act of 2002 (IPIA).

Accounting

NO Additional Requirements beyond the Initial Requirements

Reconciliations

5. The servicer must demonstrate that all data transfers (e.g., interfaces, files) are balanced across systems and reconciled at the transaction and balance level and all exceptions noted are aged and resolved timely. The servicer shall report aging of reconciling items on all reconciliations. The servicer shall resolve errors and/or variances timely, generally within one month.

Additional Reporting

6. The Servicer shall provide a Disbursement Date Change (Cohort Year) Report (required to be implemented by September 30, 2009) - The report

displays all disbursement date changes after each quarter end that crossed cohort years. It displays the Account Number, Loan Identification Number, Principal Balances Outstanding, Interest Receivable Balances, Principal Paid, and Interest Paid.

7. The servicer shall support the FSA implementation of a 'Data Warehouse' including the conversion of the daily/monthly file transfers to the warehouse. FSA will determine the type of file, transfer specifications, and specific data elements to be included in the file.

Security

Federal Student Aid agrees with the Office of Management and Budget (OMB) and Congress that the security of its data and IT resources is one of our highest priorities. Recognizing the need for agencies to have effective information security programs, Congress passed the Federal Information Security Management Act (FISMA) of 2002. FISMA provides the overall framework for ensuring the effectiveness of information security controls that support federal computer operations and assets. **FISMA requirements apply to all federal contractors and organizations or sources that possess or use federal information or that operate, use, or have access to federal information systems on behalf of an agency**. FISMA mandates the use of the standards created by the National Institute of Standards and Technology (NIST). and Federal Student Aid has adopted those standards and guidance for securing its information technology resources.

Federal Student Aid security requirements indicated below ensure the confidentiality, integrity and availability of its data at a high level. System controls need to be tested and system documentation reviewed using an independent source. If adequate security is in place, Federal Student Aid will provide a formal security authorization to operate (ATO). Additional detailed requirements can be found in NIST security standards, special publications, and bulletins; OMB memorandums; and the Department of Education (DoED) policies and procedures. The primary document Federal Student Aid uses to identify and implement controls is NIST SP 800-53. The latest version of this guidance can be found at: http://csrc.nist.gov/publications/nistpubs/800-53-Rev2/sp800-53-rev2-final.pdf

Personnel

8. All personnel are required to complete a federal background clearance based on their position risk level. Background clearances are submitted on line via Office of Personnel Management (OPM)'s Electronic Questionnaire for Investigations Process (e-Qip). Contractor employees who have undergone appropriate personnel security screening for another

federal agency may submit proof of personal security screening for validation. (Attached: Department of Education's Directive for *Contractor Employee Personnel Security Screenings*)

9. Preliminary clearances must be completed for high-risk positions prior to working on Federal Student Aid systems or data (This process can take 2-6 weeks). Moderate and low risk positions must submit background clearance paperwork prior to working on Federal Student Aid computer resources.
10. Non-U.S. Citizen may be assigned to a High Risk IT (6C) level position, provided: he/she is a Lawful Permanent Resident of the United States and has resided continuously in the United States for a minimum of three (3) years. Non-U.S. Citizens living outside of the United States cannot have the capability to access Federal Student Aid systems or data.
11. All personnel are required to successfully complete initial security awareness training within two weeks of employment and annual refresher training. The training can be completed on line using DoED's security training program.
12. Annual specialized training is required that is appropriate to job function.

Facility

13. Data Centers supporting Federal Student Aid systems are required to have controlled access with working security cameras..
14. Data center access control lists must be kept current. .
15. Visitors must be logged and escorted at all times.
16. Power equipment and power cabling for the information system must be protected from damage and destruction. Facility failover power and lighting are required for emergencies.
17. The facility must employ and maintain fire suppression and detection, water damage controls, and temperature and humidity controls.
18. Alternate data center worksites are required to have the same protections as the primary data center site.

Telecommunications

19. Data transfers of PII or other sensitive information must be encrypted using NIST certified encryption methods (see NIST standard, FIPS 140-2)
20. All interconnections must be documented and have an Interconnection Security Agreement in place. (see NIST SP 800-47)
21. Wireless communication containing Federal Student Aid information is not permitted within the data center.
22. The Federal Student Aid System Security Officer must approve all remote access.

Contingency Planning and Recovery

23. A contingency / disaster recovery plan is required to provide continued operational service within 72 hours of a major catastrophe.

24. Contingency plans must be tested at a recovery site annually using both DoED and Contractor personnel.
25. The recovery site(s) must be geographically separated from the production site(s).
26. Data sanitation at the recovery site is required after testing. (see NIST SP 800-88)
27. System backups must be encrypted and kept at an alternate location with secured access. Sensitive backup tapes must be marked and have a secure transfer. (Attached: Federal Student Aid's *General Support System and Major Application Backup Media Handling Policy & Procedures*)

Risk Management

28. Annual self-assessment of security controls is required. .
29. Independent risk assessments will be completed prior to system's operation and then reassessed at a minimum of every three years.
30. Independent security controls assessment will be completed.
31. All identified vulnerabilities and security weaknesses will be captured and corrective actions tracked through Federal Student Aids Operational Vulnerability Management Solution (OVMS). Security remediations must be implemented to correct security deficiencies and appropriate evidence must be provided to close actions.
32. Contractors will make themselves and the site available for security audits and control assessments. This includes interviews with key security staff, data gathering and submissions, scanning support, and escort activities.
33. Federal Student Aid will have the right to test controls through independent scanning within the boundaries of the Federal Student Aid system and by other means like interviews, observations, and to document reviews.

Security Documentation

34. The contactor will develop, implement, and maintain a current system security plan (SSP) for the information system to provide an overview of the security requirements for the system and a description of the security controls in place or planned for meeting those requirements. Designated officials within Federal Student Aid will review and approve the plan. (see NIST SP 800-18)
35. A contingency plan must be created, approved, and tested annually.
36. A configuration management plan must be created, approved, and implemented.
37. Documented system boundaries are required. A documented inventory of hardware and software utilized, telecommunication interconnections and a network topology are required. (Attached: Federal Student Aid's Boundary Definition template).
38. System access authorizations and signed rules of behavior must be maintained.

39. Plans of Actions and Milestones that address security remediations are maintained in Federal Student Aid's Operational Vulnerability Management Solution.

Security Monitoring and Detection

40. Network intrusion detection systems (NIDS) and host-based intrusion detection systems (HIDS) are configured appropriately and continuously monitored and updated if necessary.
41. Systems will have appropriate auditing capabilities enabled.
42. System logs are to be analyzed for suspicious activity. Logs will be made available to Federal Student Aid upon request.
43. Compliance monitoring established for configuration settings.
44. Routine network and database scans are scheduled. The scan results are analyzed and vulnerabilities identified. The identified vulnerabilities and actions taken will be documented in OVMS.
45. Scans that identify web vulnerabilities will be completed. Scan results will be provided to FSA upon request. The identified vulnerabilities and actions taken will be documented in OVMS.
46. Security remediations must be implemented to correct security deficiencies and appropriate evidence must be provided to close actions.

Incident Response

47. Contractor must maintain an incident response plan that correlates to the DoED plan.
48. Compromises of personal identifiable information (PII) must be reported immediately so that the Department can comply with its reporting requirements to report to U.S. Computer Emergency Readiness Team (CERT) within one hour of the incident.
49. Contractor must preserve evidence and allow external forensic analysis either on-site or through shipment of components.
50. Contractor must take appropriate actions for alerts and warnings provided by DoED or through other sources. Contractor will report status of their actions as requested.

Security Configurations

51. Federal Student Aid data must be segregated from non-Federal Student Aid data.
52. Security patches must be kept current and appropriately tested prior to moving into production.
53. Server and device security configurations must be maintained in accordance with NIST security configuration standards (See: http://checklists.nist.gov/).
54. Passwords must meet Federal Student Aid's password standards. (Attached: Federal Student Aid's *Password Parameters Policy & Procedures*)

55. Change control management procedures must be documented and followed.
56. Federal Student Aid must approve system changes prior to production implementation.
57. Data will be safeguarded commensurate with the highest categorization level based on FIPS 199.

Access Control

58. Federal Student Aid must approve all access to Federal Student Aid data and all contractor access that can affect any component within the system's boundary.
59. Application access reports need to be sent quarterly to Federal Student Aid for certification of access.
60. A listing of IT personnel responsible for operations and maintenance of any Federal Student Aid system must be provided on a quarterly basis to FSA for certification of access.
61. Access must be restricted based on least privilege. Role based access controls should be defined and documented.

NSLDS

62. The Servicer shall provide the National Student Loan Clearinghouse monthly updates to their federally serviced portfolio. National Student Clearinghouse (NCS) will provide weekly updates to NSLDS for all FFEL and DL loans in the FSA portfolio. NSLDS will provide the servicer with weekly enrollment data that include NSC updates.

Additional Requirements for Federally Held Portfolio

63. The servicer shall receive collateral in imaged and paper format and if received in paper format image it should be imaged in a format that can be ported easily to another system (Non-proprietary)
64. The servicer shall verify collateral for all loans received in a sale within 45 days and if any collateral is missing the missing collateral will be obtained from the seller.
65. The servicer shall provide for FSA access to the imaging and serving system to view images, make annotations on borrower accounts and have complete access to view FSA data.
66. The servicer shall provide a means for FSA to make a final determination on eligibility of borrowers for entitlements, such as discharge due to Closed School, Death, etc., and compromise offers.
67. The servicer shall report loans to NSLDS and credit bureaus.
68. The servicer shall cancel loans and make all financial adjustments when needed.
69. The servicer shall place loans, where the borrower has applied for bankruptcy, into a bankruptcy status, prepare a Proof-of-Claim and

provide any additional support needed to defend the loan against bankruptcy discharge.

70. The servicer shall accurately prepare and respond to control correspondence (correspondence sent to FSA from the White House, Congress, and other high government officials) and meet control turnaround times established by the U.S. Department for FSA.
71. The servicer shall respond to written and email questions and requests timely and accurately.
72. The servicer shall respond and resolve customer complaints; and create and execute a plan to escalate complaints to FSA and the Ombudsman.
73. The servicer shall have the ability to provide borrower interest rate discounts and assess late fees if directed to do so by FSA.
74. The servicer shall accurately and timely complete and return Loan Verification Certificates received from consolidating lenders.
75. The servicer shall assign loans to DMCS for collection once they reach 360 days delinquent. If a loan is assigned in error the loan will be reinstated onto the servicer's system.
76. The servicer shall have the ability to accept and service loans that undergo rehabilitation from the DMCS.
77. The servicer shall provide FSA the ability to monitor phone calls remotely.
78. The servicer shall support quarterly monitoring reviews completed by FSA.
79. The servicer shall support annual program compliance reviews done by FSA, or by an agent of FSA.

Loan Conversion

NO Additional Requirements beyond the Initial Requirements

Records Management

80. The Servicer shall comply with all of the following standard items related to records management:

    a. Citations to pertinent laws, codes and regulations such as 44 U.S.C chapters 21, 29, 31 and 33; Freedom of Information Act (5 U.S.C. 552); Privacy Act (5 U.S.C. 552a); 36 CFR Part 1222 and Part 1228.

    b. Contractor shall treat all deliverables under the contract as the property of the U.S. Government for which the Government Agency shall have unlimited rights to use, dispose of, or disclose such data contained therein as it determines to be in the public interest.

c. Contractor shall not create or maintain any records that are not specifically tied to or authorized by the contract using Government IT equipment and/or Government records.

d. Contractor shall not retain, use, sell, or disseminate copies of any deliverable that contains information covered by the Privacy Act of 1974 or that which is generally protected by the Freedom of Information Act.

e. Contractor shall not create or maintain any records containing any Government Agency records that are not specifically tied to or authorized by the contract.

f. The Government Agency owns the rights to all data/records produced as part of this contract.

g. The Government Agency owns the rights to all electronic information (electronic data, electronic information systems, electronic databases, etc.) and all supporting documentation created as part of this contract. Contractor must deliver sufficient technical documentation with all data deliverables to permit the agency to use the data.

h. Contractor agrees to comply with Federal and Agency records management policies, including those policies associated with the safeguarding of records covered by the Privacy Act of 1974. These policies include the preservation of all records created or received regardless of format [paper, electronic, etc.] or mode of transmission [e-mail, fax, etc.] or state of completion [draft, final, etc.].

i. No disposition of documents will be allowed without the prior written consent of the Contracting Officer. The Agency and its contractors are responsible for preventing the alienation or unauthorized destruction of records, including all forms of mutilation. Willful and unlawful destruction, damage or alienation of Federal records is subject to the fines and penalties imposed by 18 U.S.C. 2701. Records may not be removed from the legal custody of the Agency or destroyed without regard to the provisions of the agency records schedules.

j. Contractor is required to obtain the Contracting Officer's approval prior to engaging in any contractual relationship (sub-contractor) in support of this contract requiring the disclosure of information, documentary material and/or records generated under, or relating to, this contract. The Contractor (and any sub-contractor) is

required to abide by Government and Agency guidance for protecting sensitive and proprietary information.

Additional Information regarding records management:

Extract from 36 CFR Part 12, regarding records management responsibilities of contractors.

§1222.48 Data created or received and maintained for the Government by contractors.

(a) Contractors performing Congressionally mandated program functions are likely to create or receive data necessary to provide adequate and proper documentation of these programs and to manage them effectively. Agencies shall specify the delivery of the Government of all data needed for the adequate and proper documentation of contractor-operated programs in accordance with requirements of the Federal Acquisition Regulation (FAR) and, where applicable, the Defense Federal Acquisition Regulation Supplement (DFARS).

(b) When contracts involve the creation of data for the Government's use, in addition to specifying a final product, agency officials may need to specify the delivery of background data that may have reuse value to the Government. Before specifying the background data that contractors must deliver to the agency, program and contracting officials shall consult with agency records and information managers and historians and, when appropriate, with other Government agencies to ensure that all agency and Government needs are met, especially when the data deliverables support a new agency mission or a new Government program.

(c) Deferred ordering and delivery-of-data clauses and rights-in-data clauses shall be included in contracts whenever necessary to ensure adequate and proper documentation or because the data have reuse value to the Government.

(d) When data deliverables include electronic records, the agency shall require the contractor to deliver sufficient technical documentation to permit the agency or other Government agencies to use the data.

(e) All data created for Government use and delivered to, or falling under the legal control of, the Government are Federal records and shall be managed in accordance with records management legislation as codified at 44 U.S.C. chapters 21, 29, 31, and 33, the Freedom of Information Act (5 U.S.C. 552), and the Privacy Act (5 U.S.C. 552a), and shall be scheduled for disposition in accordance with 36 CFR part 1228.

36 CFR Part 1228, Subpart K - Facility Standards for Records Storage Facilities.

NARA requires that the requirements of Subpart K be incorporated into the contract requirements when records storage facilities are included in the contract. This covers direct contracts with commercial storage vendors such as Iron Mountain; it also covers contractors who store ED records as part of a larger service contract. http://www.archives.gov/about/regulations/part-1228/k.html

Additional Servicer FULL Requirements

Full_Req_v6.0

Additional Servicer – FULL Requirements

Required by 8/31/10 unless otherwise noted

TABLE OF CONTENTS

General Statement

It is the intent of the Department to procure a performance based contract(s) that promotes competition and provides best of business services. To achieve this goal, the Department expects each servicer to provide commercially available services that will yield high performing portfolios and high levels of customer satisfaction. The following statements apply:

- Servicers will be required to meet all statutory and legislative requirements.
- Servicers will use their own discretion in deciding to provide services or business functionality that is recommended but not required.
- Servicers may leverage all borrower repayment channels while maintaining existing branding provided all federally held loans are clearly distinguished and identified.
- Small differences due to rounding in various calculations are understood and accepted providing the calculation itself is in compliance with federal regulation.
- The department will allocate volume based on defined and understood performance metrics.
- The Department does not intend to provide additional service level requirements. The Department does, however, expect best of business practices to be deployed.
- The Department will not require the use of the Department or FSA logo on letters, web sites, etc.
- Servicers will have full discretion to promote or not promote services as long as they meet legislative and regulatory requirements and are cost neutral to the government.
- Servicers will have discretion to provide services to schools.
- Services may use their own authentication process as long as the process is fully compliant with federal IT security guidelines.
- With regard to split borrowers, it is acceptable for servicers to handle requests, phone calls, etc. for all loans being serviced, regardless of the holder as long as all federal laws and regulations are met.

Direct Loans

1. The servicer shall meet all legislative and regulatory requirements for the Direct Loan program (DL). In some cases Direct Loans will need to be serviced differently than FFEL loans, a few examples of these differences are listed below (not an all inclusive list):
    a. The interest rate for a Federal Direct PLUS loan is fixed at 7.9% for loans first disbursed after July 1, 2006.
    b. Public service loan forgiveness is only offered in the DL.
    c. There are two repayment plans unique to the DL: Income Contingent Repayment (ICR) and the Alternative Repayment.
    d. DL provides a 0.25% interest rate reduction for borrowers making payments through electronic debit accounts.
    e. As of July 1, 2009 the up front interest rebate for direct subsidized and unsubsidized loans will be 1.00%.
    f. There is an origination fee but no Federal default fee in the DL. As of July 1, 2009, the origination fee will be 1.5% for direct subsidized and direct unsubsidized loans.
    g. There is authority in the DL for unlimited discretionary forbearances. DL servicers must be able to offer borrowers additional administrative forbearance after the 3-year limit and upon receipt of additional documentation from the borrowers.
2. The servicer shall meet all previously identified requirements for Federally Held Debt (i.e. Accounting, Treasury, Reconciliation, Internal Controls, etc.) for the Direct Loan portfolio.
3. The servicer shall interface with Common Origination and Disbursement System (COD) & Electronic Master Promissory Note (eMPN) for newly originated loans.
4. The servicer shall interface with the Direct Loan Consolidation System (DLCS) for Direct Consolidation Loans.
5. The servicers shall accept loan and disbursement level adjustments from the originating system(s) and/or directly from schools as necessary. The majority of Direct Loan adjustments & cancellations are passed from the school to COD, and then from COD to the servicing system via the servicing system/COD interface. Direct Consolidation Loan adjustments & cancellations are received by the servicing system from the Direct Loan Consolidation System (DLCS) via the servicing system/DLCS interface
6. The servicer shall interface with Internal Revenue Service (IRS) as needed to support income contingent or income based programs.
7. The servicer shall support servicing of all Direct Loans, including Direct Consolidation Loans.

Attachment A-4

Ongoing Allocation Methodology

The allocation of ongoing volume will be determined based on the performance of each servicer in relation to the other servicers awarded. While the total number of awarded servicers has not yet been determined, this methodology works with any number of servicers (as shown in examples).

Quarterly scores will be compiled for each servicer based on various performance factors; five high-level metrics, and some sub-metric categories, have been defined (see below). An average of the quarterly scores available on July 1 of each year will be used to determine the ranking of each servicer in each of the five high-level metric categories. By combining each servicer's ranking in all categories, each servicer will be given a percentage of the total new volume of Federally Held Debt to be distributed for the upcoming year.

Servicers will be informed of their allocation percentage of new volume by July 15 of each year. This allocation will become effective on August 15 of each year. The first ongoing allocation will be provided by August 15, 2010.

The allocation of ongoing volume will be determined based on the following factors:

1. Percentage of "In Repayment" Portfolio Dollars that go into default (as transferred to DMCS – 360+ days) – Measured as a percentage of the servicer's current Federally held portfolio
    a. Percentage at Public Schools
    b. Percentage at Private Schools
    c. Percentage at Proprietary Schools
2. Percentage of unique "In Repayment" Portfolio borrowers that go into default (as transferred to DMCS – 360+ days) – Measured as a percentage of the servicer's current Federally held portfolio
    a. Percentage at Public Schools
    b. Percentage at Private Schools
    c. Percentage at Proprietary Schools
3. Borrower Surveys
    a. In School Borrowers
    b. In Grace Borrowers
    c. In Repayment Borrowers
4. School Surveys
    a. Public Schools
    b. Private Schools
    c. Proprietary Schools
5. Survey of FSA personnel

Allocation Metric # 1 – to be measured Quarterly (calendar quarters beginning with October 1, 2009). Calculation = (Total Principal Balance Outstanding (or "PBO") + Interest of all loans sent to DMCS during the quarter or > 360 days delinquent at the end of the quarter) DIVIDED BY (Total PBO + Interest of all of the servicer's Federally held debt portfolio in repayment status). Resulting value is a percentage rounded to the nearest hundredth for each category of schools (Public, Private, Proprietary). All available quarterly scores in each category (1a, 1b, 1c) will be averaged together on July 1 of each year to calculate the Final Score for this allocation metric.

Allocation Metric # 2 – to be measured Quarterly (calendar quarters beginning with October 1, 2009). Calculation = (Total number of borrowers sent to DMCS during the quarter or > 360 days delinquent at

the end of the quarter) DIVIDED BY (Total number of borrowers within the servicer's Federally held debt portfolio in repayment status). Resulting value is a percentage rounded to the nearest hundredth for each category of schools (Public, Private, Proprietary). All available quarterly scores in each category (2a, 2b, 2c) will be averaged together on July 1 of each year to calculate the Final Score for this allocation metric.

Allocation Metric # 3 – Surveys will be conducted quarterly of borrowers in each category (In School, In Grace, and In Repayment). The survey will measure borrower satisfaction with the servicer and results will be based on a scale of 0 – 100%, with 100% representing a perfect score. FSA, or an agent of FSA will conduct surveys. All available quarterly scores in each category (3a, 3b, 3c) will be averaged together on July 1 of each year to calculate the Final Score for this allocation metric.

Allocation Metric # 4 – Surveys will be conducted quarterly of schools in each category (Public, Private, and Proprietary). The survey will measure school satisfaction with the servicer and results will be based on a scale of 0 – 100%, with 100% representing a perfect score. FSA, or an agent of FSA will conduct surveys. All available quarterly scores in each category (4a, 4b, 4c) will be averaged together on July 1 of each year to calculate the Final Score for this allocation metric.

Allocation Metric # 5 – Surveys will be conducted quarterly of FSA personnel. The survey will measure FSA satisfaction with the servicer and results will be based on a scale of 0 – 100%, with 100% representing a perfect score. FSA, or an agent of FSA will conduct surveys. All available quarterly scores will be averaged together on July 1 of each year to calculate the Final Score for this allocation metric.

Allocation Metric Score Comparison Among Servicers
The above calculation will result in a set of 5 scores for each servicer, one score in each metric category (1-Defaulted borrower dollars, 2-Defaulted borrower count, 3-Borrower Survey, 4-School Survey, 5-FSA Survey).

FSA will compare all servicers' scores in each allocation metric category and provide a ranking for each servicer in that category, with the best score in each category receiving the highest possible value and the worst score receiving the lowest possible value (highest / lowest values will be determined by the number of servicers selected --- Highest score possible will be the total number of servicers selected, lowest score will be 1).

Once a ranking value has been assigned to each servicer in each allocation category, all scores for a servicer will be added together to provide the "Total Score" for that servicer for the year. Each servicer will have one Total Score for each year.

Allocation of New Volume of Federally Held Debt
Each servicer will be assigned an allocation of new volume by dividing that servicer's total score by the combined total scores of all servicers. The resulting percentage will determine each servicer's percentage of new volume of Federally Held Debt.

The servicer's percentage of new volume will determine the percentage of new borrowers that will be sent to the servicer for servicing (loans for existing borrowers may, to the maximum extent practicable, be sent to the servicer already holding that borrower's other loans).

NOTE: If a servicer is out of compliance (for example, but not limited to, financial management or reporting, security, OMB Circular A-123, Legislative Mandates, Program Compliance, etc.), that

servicer's new volume may be re-allocated to one or more other servicers until compliance has been achieved. In addition, that servicer's current account volume may be transferred to another servicer, at the non-compliant servicer's expense.

SAMPLE - ONGOING ALLOCATION METRIC CALCULATION

Scenario 1 - 6 Servicers selected

FINAL SCORE BY ALLOCATION METRIC

		Servicers					
METRIC		1	2	3	4	5	6
1	Defaulted borrower count	1.10%	2.20%	3.30%	4.40%	5.50%	6.60%
2	Defaulted borrower amount	1.10%	2.20%	3.30%	4.40%	5.50%	6.60%
3	Borrower Survey	97.00%	95.00%	93.00%	91.00%	90.00%	89.00%
4	School Survey	97.00%	95.00%	93.00%	91.00%	90.00%	89.00%
5	FSA Survey	97.00%	95.00%	93.00%	91.00%	90.00%	89.00%

SERVICER RANKING BY ALLOCATION METRIC

		Servicers					
METRIC		1	2	3	4	5	6
1	Defaulted borrower count	6.0	5.0	4.0	3.0	2.0	1.0
2	Defaulted borrower amount	6.0	5.0	4.0	3.0	2.0	1.0
3	Borrower Survey	6.0	5.0	4.0	3.0	2.0	1.0
4	School Survey	6.0	5.0	4.0	3.0	2.0	1.0
5	FSA Survey	6.0	5.0	4.0	3.0	2.0	1.0

TOTAL SCORE BY SERVICER

	Servicers					
	1	2	3	4	5	6
TOTAL SCORE	30.0	25.0	20.0	15.0	10.0	5.0

ALLOCATION EACH SERIVER WILL RECEIVE

	Total Score	% of new volume Servicer will receive (Total Score / Combined Totals)	New borrowers (based on 6M total new borr)
Servicer 1	30.0	28.57%	1,714,286
Servicer 2	25.0	23.81%	1,428,571
Servicer 3	20.0	19.05%	1,142,857
Servicer 4	15.0	14.29%	857,143
Servicer 5	10.0	9.52%	571,429
Servicer 6	5.0	4.76%	285,714
Combined Total	105	100.00%	6,000,000

Attachment A-5

SAMPLE - ONGOING ALLOCATION METRIC CALCULATION

Scenario 2 - 5 Servicers selected

FINAL SCORE BY ALLOCATION METRIC

		Servicers				
METRIC		1	2	3	4	5
1	Defaulted borrower count	1.10%	2.20%	3.30%	4.40%	5.50%
2	Defaulted borrower amount	1.10%	2.20%	3.30%	4.40%	5.50%
3	Borrower Survey	97.00%	95.00%	93.00%	91.00%	90.00%
4	School Survey	97.00%	95.00%	93.00%	91.00%	90.00%
5	FSA Survey	97.00%	95.00%	93.00%	91.00%	90.00%

SERVICER RANKING BY ALLOCATION METRIC

		Servicers				
METRIC		1	2	3	4	5
1	Defaulted borrower count	5.0	4.0	3.0	2.0	1.0
2	Defaulted borrower amount	5.0	4.0	3.0	2.0	1.0
3	Borrower Survey	5.0	4.0	3.0	2.0	1.0
4	School Survey	5.0	4.0	3.0	2.0	1.0
5	FSA Survey	5.0	4.0	3.0	2.0	1.0

TOTAL SCORE BY SERVICER

	Servicers				
	1	2	3	4	5
TOTAL SCORE	25.0	20.0	15.0	10.0	5.0

ALLOCATION EACH SERIVER WILL RECEIVE

	Total Score	% of new volume Servicer will receive (Total Score / Combined Totals)	New borrowers (based on 6M total new borr)
Servicer 1	25.0	33.33%	2,000,000
Servicer 2	20.0	26.67%	1,600,000
Servicer 3	15.0	20.00%	1,200,000
Servicer 4	10.0	13.33%	800,000
Servicer 5	5.0	6.67%	400,000
Combined Totals	**75**	**100.00%**	**6,000,000**

Attachment A-5

SAMPLE - ONGOING ALLOCATION METRIC CALCULATION

Scenario 3 - 4 Servicers selected

FINAL SCORE BY ALLOCATION METRIC

		Servicers			
METRIC		1	2	3	4
1	Defaulted borrower count	1.10%	2.20%	3.30%	4.40%
2	Defaulted borrower amount	1.10%	2.20%	3.30%	4.40%
3	Borrower Survey	97.00%	95.00%	93.00%	91.00%
4	School Survey	97.00%	95.00%	93.00%	91.00%
5	FSA Survey	97.00%	95.00%	93.00%	91.00%

SERVICER RANKING BY ALLOCATION METRIC

		Servicers			
METRIC		1	2	3	4
1	Defaulted borrower count	4.0	3.0	2.0	1.0
2	Defaulted borrower amount	4.0	3.0	2.0	1.0
3	Borrower Survey	4.0	3.0	2.0	1.0
4	School Survey	4.0	3.0	2.0	1.0
5	FSA Survey	4.0	3.0	2.0	1.0

TOTAL SCORE BY SERVICER

	Servicers			
	1	2	3	4
TOTAL SCORE	20.0	15.0	10.0	5.0

ALLOCATION EACH SERIVER WILL RECEIVE

	Total Score	% of new volume Servicer will receive (Total Score / Combined Totals)	New borrowers (based on 6M total new borr)
Servicer 1	20.0	40.00%	2,400,000
Servicer 2	15.0	30.00%	1,800,000
Servicer 3	10.0	20.00%	1,200,000
Servicer 4	5.0	10.00%	600,000
Combined Totals	**50**	**100.00%**	**6,000,000**

Attachment A-5

SAMPLE - ONGOING ALLOCATION METRIC CALCULATION

Scenario 4 - 3 Servicers selected

FINAL SCORE BY ALLOCATION METRIC

METRIC		Servicers 1	Servicers 2	Servicers 3
1	Defaulted borrower count	1.10%	2.20%	3.30%
2	Defaulted borrower amount	1.10%	2.20%	3.30%
3	Borrower Survey	97.00%	95.00%	93.00%
4	School Survey	97.00%	95.00%	93.00%
5	FSA Survey	97.00%	95.00%	93.00%

SERVICER RANKING BY ALLOCATION METRIC

METRIC		Servicers 1	Servicers 2	Servicers 3
1	Defaulted borrower count	3.0	2.0	1.0
2	Defaulted borrower amount	3.0	2.0	1.0
3	Borrower Survey	3.0	2.0	1.0
4	School Survey	3.0	2.0	1.0
5	FSA Survey	3.0	2.0	1.0

TOTAL SCORE BY SERVICER

	Servicers 1	Servicers 2	Servicers 3
TOTAL SCORE	15.0	10.0	5.0

ALLOCATION EACH SERIVER WILL RECEIVE

	Total Score	% of new volume Servicer will receive (Total Score / Combined Totals)	New borrowers (based on 6M total new borr)
Servicer 1	15.0	50.00%	3,000,000
Servicer 2	10.0	33.33%	2,000,000
Servicer 3	5.0	16.67%	1,000,000
Combined Totals	**30**	**100.00%**	**6,000,000**

Attachment A-5

SAMPLE - ONGOING ALLOCATION METRIC CALCULATION

Scenario 5 - 2 Servicers selected

FINAL SCORE BY ALLOCATION METRIC

METRIC		Servicers 1	Servicers 2
1	Defaulted borrower count	1.10%	2.20%
2	Defaulted borrower amount	1.10%	2.20%
3	Borrower Survey	97.00%	95.00%
4	School Survey	97.00%	95.00%
5	FSA Survey	97.00%	95.00%

SERVICER RANKING BY ALLOCATION METRIC

METRIC		Servicers 1	Servicers 2
1	Defaulted borrower count	2.0	1.0
2	Defaulted borrower amount	2.0	1.0
3	Borrower Survey	2.0	1.0
4	School Survey	2.0	1.0
5	FSA Survey	2.0	1.0

TOTAL SCORE BY SERVICER

	Servicers 1	Servicers 2
TOTAL SCORE	10.0	5.0

ALLOCATION EACH SERIVER WILL RECEIVE

	Total Score	% of new volume Servicer will receive (Total Score / Combined Totals)	New borrowers (based on 6M total new borr)
Servicer 1	10.0	66.67%	4,000,000
Servicer 2	5.0	33.33%	2,000,000
Combined Totals	**15**	**100.00%**	**6,000,000**

SAMPLE - ONGOING ALLOCATION METRIC CALCULATION

Scenario 6 - 6 Servicers selected

FINAL SCORE BY ALLOCATION METRIC

		Servicers					
METRIC		1	2	3	4	5	6
1	Defaulted borrower count	1.10%	2.20%	3.30%	4.40%	5.50%	6.60%
2	Defaulted borrower amount	6.60%	5.50%	3.30%	4.40%	2.20%	1.10%
3	Borrower Survey	97.00%	95.00%	93.00%	91.00%	90.00%	89.00%
4	School Survey	89.00%	90.00%	93.00%	91.00%	95.00%	97.00%
5	FSA Survey	97.00%	95.00%	93.00%	91.00%	90.00%	89.00%

SERVICER RANKING BY ALLOCATION METRIC

		Servicers					
METRIC		1	2	3	4	5	6
1	Defaulted borrower count	6.0	5.0	4.0	3.0	2.0	1.0
2	Defaulted borrower amount	1.0	2.0	4.0	3.0	5.0	6.0
3	Borrower Survey	6.0	5.0	4.0	3.0	2.0	1.0
4	School Survey	1.0	2.0	4.0	3.0	5.0	6.0
5	FSA Survey	6.0	5.0	4.0	3.0	2.0	1.0

TOTAL SCORE BY SERVICER

	Servicers					
	1	2	3	4	5	6
TOTAL SCORE	20.0	19.0	20.0	15.0	16.0	15.0

ALLOCATION EACH SERIVER WILL RECEIVE

	Total Score	% of new volume Servicer will receive (Total Score / Combined Totals)	New borrowers (based on 6M total new borr)
Servicer 1	20.0	19.05%	1,142,857
Servicer 2	19.0	18.10%	1,085,714
Servicer 3	20.0	19.05%	1,142,857
Servicer 4	15.0	14.29%	857,143
Servicer 5	16.0	15.24%	914,286
Servicer 6	15.0	14.29%	857,143
Combined Total	105	100.00%	6,000,000

SAMPLE - ONGOING ALLOCATION METRIC CALCULATION

Scenario 7 - 5 Servicers selected

FINAL SCORE BY ALLOCATION METRIC

METRIC		Servicers 1	2	3	4	5
1	Defaulted borrower count	1.10%	2.20%	3.30%	4.40%	5.50%
2	Defaulted borrower amount	6.60%	5.50%	3.30%	4.40%	2.20%
3	Borrower Survey	97.00%	95.00%	93.00%	91.00%	90.00%
4	School Survey	89.00%	90.00%	93.00%	91.00%	95.00%
5	FSA Survey	97.00%	95.00%	93.00%	91.00%	90.00%

SERVICER RANKING BY ALLOCATION METRIC

METRIC		Servicers 1	2	3	4	5
1	Defaulted borrower count	5.0	4.0	3.0	2.0	1.0
2	Defaulted borrower amount	1.0	2.0	4.0	3.0	5.0
3	Borrower Survey	5.0	4.0	3.0	2.0	1.0
4	School Survey	1.0	2.0	4.0	3.0	5.0
5	FSA Survey	5.0	4.0	3.0	2.0	1.0

TOTAL SCORE BY SERVICER

	Servicers 1	2	3	4	5
TOTAL SCORE	17.0	16.0	17.0	12.0	13.0

ALLOCATION EACH SERIVER WILL RECEIVE

	Total Score	% of new volume Servicer will receive (Total Score / Combined Totals)	New borrowers (based on 6M total new borr)
Servicer 1	17.0	22.67%	1,360,000
Servicer 2	16.0	21.33%	1,280,000
Servicer 3	17.0	22.67%	1,360,000
Servicer 4	12.0	16.00%	960,000
Servicer 5	13.0	17.33%	1,040,000
Combined Total	75	100.00%	6,000,000

SAMPLE - ONGOING ALLOCATION METRIC CALCULATION

Scenario 8 - 4 Servicers selected

FINAL SCORE BY ALLOCATION METRIC

		Servicers			
METRIC		1	2	3	4
1	Defaulted borrower count	1.10%	2.20%	3.30%	4.40%
2	Defaulted borrower amount	6.60%	5.50%	3.30%	4.40%
3	Borrower Survey	97.00%	95.00%	93.00%	91.00%
4	School Survey	89.00%	90.00%	93.00%	91.00%
5	FSA Survey	97.00%	95.00%	93.00%	91.00%

SERVICER RANKING BY ALLOCATION METRIC

		Servicers			
METRIC		1	2	3	4
1	Defaulted borrower count	4.0	3.0	2.0	1.0
2	Defaulted borrower amount	1.0	2.0	4.0	3.0
3	Borrower Survey	4.0	3.0	2.0	1.0
4	School Survey	1.0	2.0	4.0	3.0
5	FSA Survey	4.0	3.0	2.0	1.0

TOTAL SCORE BY SERVICER

	Servicers			
	1	2	3	4
TOTAL SCORE	14.0	13.0	14.0	9.0

ALLOCATION EACH SERIVER WILL RECEIVE

	Total Score	% of new volume Servicer will receive (Total Score / Combined Totals)	New borrowers (based on 6M total new borr)
Servicer 1	14.0	28.00%	1,680,000
Servicer 2	13.0	26.00%	1,560,000
Servicer 3	14.0	28.00%	1,680,000
Servicer 4	9.0	18.00%	1,080,000
Combined Total	**50**	**100.00%**	**6,000,000**

SAMPLE - ONGOING ALLOCATION METRIC CALCULATION
Scenario 9 - 3 Servicers selected

FINAL SCORE BY ALLOCATION METRIC

METRIC		Servicers 1	Servicers 2	Servicers 3
1	Defaulted borrower count	1.10%	2.20%	3.30%
2	Defaulted borrower amount	6.60%	5.50%	3.30%
3	Borrower Survey	97.00%	95.00%	93.00%
4	School Survey	89.00%	90.00%	93.00%
5	FSA Survey	97.00%	95.00%	93.00%

SERVICER RANKING BY ALLOCATION METRIC

METRIC		Servicers 1	Servicers 2	Servicers 3
1	Defaulted borrower count	3.0	2.0	1.0
2	Defaulted borrower amount	1.0	2.0	3.0
3	Borrower Survey	3.0	2.0	1.0
4	School Survey	1.0	2.0	3.0
5	FSA Survey	3.0	2.0	1.0

TOTAL SCORE BY SERVICER

	Servicers 1	Servicers 2	Servicers 3
TOTAL SCORE	11.0	10.0	9.0

ALLOCATION EACH SERIVER WILL RECEIVE

	Total Score	% of new volume Servicer will receive (Total Score / Combined Totals)	New borrowers (based on 6M total new borr)
Servicer 1	11.0	36.67%	2,200,000
Servicer 2	10.0	33.33%	2,000,000
Servicer 3	9.0	30.00%	1,800,000
Combined Total	**30**	**100.00%**	**6,000,000**

SAMPLE - ONGOING ALLOCATION METRIC CALCULATION
Scenario 10 - 2 Servicers selected

FINAL SCORE BY ALLOCATION METRIC

METRIC		Servicers 1	Servicers 2
1	Defaulted borrower count	1.10%	2.20%
2	Defaulted borrower amount	6.60%	5.50%
3	Borrower Survey	97.00%	95.00%
4	School Survey	89.00%	90.00%
5	FSA Survey	97.00%	95.00%

SERVICER RANKING BY ALLOCATION METRIC

METRIC		Servicers 1	Servicers 2
1	Defaulted borrower count	2.0	1.0
2	Defaulted borrower amount	1.0	2.0
3	Borrower Survey	2.0	1.0
4	School Survey	1.0	2.0
5	FSA Survey	2.0	1.0

TOTAL SCORE BY SERVICER

	Servicers 1	Servicers 2
TOTAL SCORE	8.0	7.0

ALLOCATION EACH SERIVER WILL RECEIVE

	Total Score	% of new volume Servicer will receive (Total Score / Combined Totals)	New borrowers (based on 6M total new borr)
Servicer 1	8.0	53.33%	3,200,000
Servicer 2	7.0	46.67%	2,800,000
Combined Total	15	100.00%	6,000,000

Deliverable	Definition
Borrowers in In-school Status	Number of unique borrowers (SSNs) with balance not equal to $0.00 who have not separated from school as of the last day of the billing period
Borrowers in Grace or Current Repayment Status	Number of unique borrowers (SSNs) with balance not equal to $0.00 who have separated from school and are less than 31 days delinquent and are not in deferment, forbearance, or conditionally discharged as of the last day of the billing period
Borrowers in Deferment or Forbearance	Number of unique borrowers (SSNs) with balance not equal to $0.00 who have separated from school, are in deferment or forbearance and who are not conditionally discharged as of the last day of the billing period
Borrowers 31-90 Days Delinquent	Number of unique borrowers (SSNs) with balance not equal to $0.00 who have separated from school, are 31 or more days, but less than 91 days delinquent, and who are not conditionally discharged as of the last day of the billing period
Borrowers 91-150 Days Delinquent	Number of unique borrowers (SSNs) with balance not equal to $0.00 who have separated from school, are 91 or more days, but less than 151 days delinquent, and who are not conditionally discharged as of the last day of the billing period
Borrowers 151-270 Days Delinquent	Number of unique borrowers (SSNs) with balance not equal to $0.00 who have separated from school are 151 or more days, but less than 271 days delinquent, and who are not conditionally discharged as of the last day of the billing period
Borrowers 270+ Days Delinquent	Number of unique borrowers (SSNs) with balance not equal to $0.00 who have separated from school and 271 or more days and who are not conditionally discharged as of the last day of the billing period. This may include borrowers over 360 day that are considered in Default Status, but for some reason have not been transferred through no fault of the Servicer.

NOTES:

1. Common pricing shall apply regardless of program (i.e. Direct Loan, Federal Family Education Loan) or volume serviced, unless otherwise noted in the contract.
2. Reporting is required for the number of borrowers and/or loans and dollar amount of each program, in addition to any other reporting requirements provided in the contract.
3. Borrowers in multiple statuses shall be billed once, in the lowest performing deliverable status. The lowest performing deliverable status is defined as the lowest unit priced deliverable.
4. Borrowers pending discharge, which include, but are not limited to: conditional disability, death, or bankruptcy, shall be, for billing purposes, counted in the deliverable status at the time of the discharge request.
5. "The last day of the billing period" is defined as the last day of the Department of Education's monthly billing period.
6. The annual pricing period shall begin on September 1, 2009.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
003	MAR 09, 2010	EDOFSA-10-000317	

6. ISSUED BY CODE FSA-FS2
United States Department of Education
Federal Student Aid/Mission Support Group
830 First St NE - Suite 91F3
Washington DC 20202

7. ADMINISTERED BY (If other than Item 6) CODE
See Block 6

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
NELNET SERVICING, LLC
121 S. 13TH STREET
SUITE 201
LINCOLN NE 685081911

DUNS: 831078626
Cage Code: 5JZQ5

(X) 9A. AMENDMENT OF SOLICIATION NO.

9B. DATED (SEE ITEM 11)

x 10A. MODIFICATION OF CONTRACT/ORDER NO.
ED-FSA-09-D-0013

10B. DATED (SEE ITEM 13)
JUN 17, 2009

CODE 00030812 FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a)By completing items 8 and 15, and returning _______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPIATION DATA (If required)
See Schedule

Modification Amount: $2,340,000.00
Modification Obligated Amount: $2,340,000.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Funding only action.

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to add funding in the amount of $2,340,000. Please note that these are American Reinvestment and Recovery Act (ARRA) funds.

The current not-to-exceed limit is increased by $2,340,000 from $5,000,000 to $7,340,000.

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Kevin Herman Managing Director		Mike Whisler mike.whisler@ed.gov	
15B. CONTRACTOR/OFFEROR (signature) (Signature of person authorized to sign)	15C. DATE SIGNED 3/12/10	16B. UNITED STATES OF AMERICA (signature) (Signature of Contracting Officer)	16C. DATE SIGNED 3/9/10

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

SCHEDULE Continued

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE $	AMOUNT $
	Accounting and Appropriation Data: 0198M2009.A.2010.ENB00000.6P2.2572A.AAG.000.0000.000000 Cost Applied: $2,340,000.00				
	(New Line Item)				
0002	Title IV Student Financial Aid Servicing	1.00	SE	2,340,000.00	2,340,000.00

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE OF PAGES: 1 | 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicble)
004	MAR 09, 2010	EDOFSA-10-000326	

6. ISSUED BY CODE FSA-FS2
United States Department of Education
Federal Student Aid/Mission Support Group
830 First St NE - Suite 91F3
Washington DC 20202

7. ADMINISTERED BY (If other than Item 6) CODE
See Block 6

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
NELNET SERVICING, LLC
121 S. 13TH STREET
SUITE 201
LINCOLN NE 685081911

DUNS: 831078626
Cage Code: 5JZQ5

(X) 9A. AMENDMENT OF SOLICIATION NO.

9B. DATED (SEE ITEM 11)

x 10A. MODIFICATION OF CONTRACT/ORDER NO.
ED-FSA-09-D-0013

10B. DATED (SEE ITEM 13)
JUN 17, 2009

CODE 00030812 FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a)By completing items 8 and 15, and returning _______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

Modification Amount: $3,278,650.00
Modification Obligated Amount: $3,278,650.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Funding action only.

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to add funding in the amount of $3,278,650.

The current not-to-exceed limit is increased by $3,278,650 from $7,340,000 to $10,618,650.

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)
Kevin Herman Managing Director

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Mike Whisler
mike.whisler@ed.gov

15B. CONTRACTOR/OFFEROR
(Signature of person authorized to sign)

15C. DATE SIGNED
3/12/10

16B. UNITED STATES OF AMERICA
(Signature of Contracting Officer)

16C. DATE SIGNED
3/9/10

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

SCHEDULE Continued					
ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE $	AMOUNT $
	Accounting and Appropriation Data: 0202X2010.A.2010.ENB00000.6A4.2572A.AAG.000.0000.000000 Cost Applied: $3,278,650.00				
0003	(New Line Item) Title IV Student Financial Aid Servicing	1.00	SE	3,278,650.00	3,278,650.00

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicble)
005	MAR 24, 2010		

6. ISSUED BY CODE FSA-FS2	7. ADMINISTERED BY (If other than Item 6) CODE
United States Department of Education Federal Student Aid/Mission Support Group 830 First St NE - Suite 91F3 Washington DC 20202	See Block 6

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(X)	
NELNET SERVICING, LLC 121 S. 13TH STREET SUITE 201 LINCOLN NE 685081911 DUNS: 831078626 Cage Code: 5JZQ5		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. ED-FSA-09-D-0013
CODE 00030812 FACILITY CODE		10B. DATED (SEE ITEM 13) JUN 17, 2009

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a)By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPIATION DATA (If required)
See Schedule

Modification Amount: $0.00
Modification Obligated Amount: $0.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: a mutual agreement of parties.
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to incorporate the attached terms for Cohort Default Rate (CDR) Challenge Support activities.

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Kevin Herman Managing Director		Mike Whisler mike.whisler@ed.gov	
15B. CONTRACTOR/OFFEROR [signature] (Signature of person authorized to sign)	15C. DATE SIGNED 3/24/10	16B. UNITED STATES OF AMERICA (Signature of Contracting Officer)	16C. DATE SIGNED

COHORT DEFAULT RATE (CDR) CHALLENGE SUPPORT

TERMS AND CONDITIONS

FSA CCR ID #827

TIVAS CDR Challenge Support Pricing	
Description	**Unit Price**
Institution	$213.00
Borrower	$23.00

Assumptions:

1. The prices above are fixed-unit prices for supporting CDR challenges in accordance with the attached Statement of Objectives (SOO).
2. Both Institutional and Borrower Unit fixed-unit prices shall apply.
3. An Institution is defined as a school or branch having a unique school code/ID as established by the U.S. Department of Education.
4. A Borrower is defined as an individual with a unique SSN.
5. Each TIVAS is responsible for loans that were serviced by that TIVAS under its contract with the U.S. Department of Education.
6. No development/enhancement costs shall be paid for activities associated with meeting the requirements in the attached SOO.
7. Escalation will be handled in accordance with the escalation methodology in Section B.13(N)(4) of the contract.
8. CDR challenge support services shall be operational no later than March 31, 2010.

COHORT DEFAULT RATE (CDR) CHALLENGE SUPPORT

STATEMENT OF OBJECTIVES (SOO)

FSA CCR ID #827

Description of Change Requested:
The TIVAS shall support the functions currently performed by the Guaranty Agency and/or Direct Loan Servicer as defined in CFR 34 § 668 Subpart M and the Cohort Default Rate Guide in the role of Data Managers (including reporting requirements to the Department as detailed in the guide Chapter 3.3) in responding to school challenges to draft and official cohort default rate notifications.

Reason for Change:
FSA is prepared to release its draft (and ultimately its final) Cohort Default Rates. Schools have the right to challenge the status of a particular borrower as being in default on several grounds. For FFEL loans the role of supporting the challenges has traditionally been filled by the GA. Given that the loans that the Department owns under ECASLA are no longer part of the GA's portfolio, FSA requires support in processing the challenge process.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE		PAGE OF PAGES 1 7
2. AMENDMENT/MODIFICATION NO. 006	3. EFFECTIVE DATE MAY 19, 2010	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE FSA-FS2 United States Department of Education Federal Student Aid/Mission Support Group 830 First St NE - Suite 91F3 Washington DC 20202		7. ADMINISTERED BY (If other than Item 6) CODE See Block 6	

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(X)	
NELNET SERVICING, LLC DUNS: 831078626 121 S. 13TH STREET Cage Code: 5JZQ5 SUITE 201 LINCOLN NE 685081911		9A. AMENDMENT OF SOLICIATION NO.
		9B. DATED (SEE ITEM 11)
	×	10A. MODIFICATION OF CONTRACT/ORDER NO. ED-FSA-09-D-0013
CODE 00030812 FACILITY CODE		10B. DATED (SEE ITEM 13) JUN 17, 2009

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a)By completing items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) — See Schedule

Modification Amount: $0.00
Modification Obligated Amount: $0.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
X	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to replace the Contracting Officer's Representative (COR) designated in Section B.13.M of the contract as follows, effective immediately:

Mr. Kwaku Appiah
Federal Student Aid
830 First Street, NE Suite 61D4
Washington, DC 20202
Email: kwaku.appiah@ed.gov
Phone: (202) 377-3723

A copy of Mr. Appiah's COR designation letter and COTR certification letter are attached herein. All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Kevin Herman Managing Director		Mike Whisler mike.whisler@ed.gov	
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED 5/27/10	16B. UNITED STATES OF AMERICA (Signature of Contracting Officer)	16C. DATE SIGNED 5/19/10

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

MEMORANDUM

U. S. DEPARTMENT OF EDUCATION
OFFICE OF FEDERAL STUDENT AID
ACQUISITIONS GROUP

To:	Kwaku Appiah Contracting Officer's Representative
From:	Michael Whisler Contracting Officer
Date:	May 13, 2010
Subject:	Designation of Contracting Officer's Representative
Contract No.	ED-FSA-09-D-0013
Contractor:	Nelnet Servicing
Contract Services:	Title IV Student Loan Management/Servicing (TIVAS)

Under the provision of Contract No. ED-FSA-09-D-0013, dated June 17, 2009, awarded to Nelnet Servicing.

1. This is to certify that **Kwaku Appiah**, FSA Business Operations Group, is hereby designated as a Contracting Officer's Representative (COR) for the above referenced contracts.

2. This designation will remain in effect from execution of this letter through contract termination, unless sooner terminated in writing by the Contracting Officer or successor, or by reason of your reassignment, resignation or termination.

3. The Contracting Officer is to be notified immediately if you receive notice of reassignment, or when you will be absent for an extended period of time or otherwise be unable to fulfill the responsibilities of this position. In your absence, notification is to be given by your immediate superior. You are required to maintain current COR certification in accordance with program requirements. Details may be found on the OCFO/CPO website on ConnectED.

4. AUTHORITY AND DUTIES: You are hereby authorized by this designation to take any and all action with respect to the following which could lawfully be taken by the Contracting Officer, except any action specifically prohibited by the terms of the subject contract and paragraph 5, "LIMITATIONS, of this designation.

   a. To monitor and to assure that the Contractor performs the technical requirement of the contract including inspection and testing of deliverables and evaluation of reports in accordance with the contract terms, conditions, specification and drawings. Assure any inspections performed are necessary to assure compliance with all contract technical requirements and require the Contractor to correct any deficiencies. Upon technical acceptance of completed work for FSA, complete a record of inspection and acceptance. When reports /forms are prepared assure they are forwarded to the Contracting Officer.

   b. As the individual named in the contract as the COR you are the sole person (other than the CO), after appropriate coordination with the PM, with the authority to communicate technical direction, and to recommend final acceptance or rejection to the CO.

c. To establish and maintain appropriate record-keeping files, in accordance with FAR Subpart 4.8.

d. To review, evaluate and comment on any aspects of the contract and its performance to include problem areas, proposals, and technical issues, and to make written recommendations to the Contracting Officer.

e. To communicate and coordinate directly with the Contractor to the extent necessary to carry out your duties as COR except as prohibited in paragraph 5, "LIMITATIONS" of this designation.

f. To attend post-award, pre-construction, negotiation, and other conferences. Assist and participate in the post award orientation.

g. To coordinate site entry for Contractor/Government personnel as appropriate.

h. When site visits are conducted, compare actual accomplishments with scheduled and report performance. Be alert to changes in technical performance that may affect the financial status, personnel, or other elements of performance.

i. To assure that Government Furnished Property (GFP), if provided in the contract (including software), is available when required and proper documentation is obtained when such property is transferred. Review the contractor's property control system and software configuration management to ensure compliance with Government property clauses and recommend to the CO either approval or disapproval of the system.

j. To ensure accountability of GFP and Contractor Acquired Property (CAP) is established upon receipt of the property and an auditable record of ownership is maintained (Leased Property must be included). Ensure that all Government property, whether government furnished, contractor acquired, leased or contractor fabricated is properly labeled and identified and that the department asset management database is updated.

k. To monitor the acquisition, control, and disposition of Government Property by Government personnel and by the contractor. Assess contractor for any loss, damage, or destruction of property. To verify maintenance activities are performed.

l. To ensure the contractor in accordance with FAR Part 45 conducts accurate and timely periodic inventories according to established schedule approved by the Property Administrator, as applicable. Have the contractor submit electronic reports indicating the results of the inventories performed. Document upon discovery any discrepancies or upon identification of misuse or loss and resolve all discrepancies.

m. To provide appropriate notification to the Contracting Officer in any instance when his/her immediate or expeditious decision is required. Immediately reporting contractor performance problems to the CO/CS.

n. To prepare a written evaluation of the contractor's performance within 45 days after completion of any contract year in accordance "Performing Contractor Performance Evaluation (CO-107)" on connectED.

o. To provide to the Contracting Officer sufficient evidence of a breach and suggestion for an appropriate contract remedy, if a breach of contract is identified and assist in evaluating contractor response.

p. To assist the CO in determining whether to terminate a contract.

q. To review progress and financial reports, invoices, vouchers, and recommend approval or disapproval by the CO. To enter receipts into the Contract and Purchasing Support System (CPSS) after review invoices/vouchers. In cost – reimbursement contracts exceeding $100,000 estimated value, verify conformance with the clause "Payment for Overtime Premiums". Also recommend approval and disapproval of overtime in Labor-Hour or Time-and-Material contracts. Review and make timely recommendations to the CO as to the approval, disapproval, or other action to take concerning a contractor's submission of (or failure to submit) payment requests, deliverables, interim or final progress and financial reports, or any other requirements of the contract. Maintains a record/summary of payments to date to ensure that short-term progress is viewed as part of the whole to help monitor payment expenditures against total obligations.

r. To maintain all necessary records to document and describe the performance of your duties as COR, and to distribute such records as applicable.

s. To provide advice and assistance to the Contracting Officer in other areas of contract administration which are not specifically covered in this designation. Keep the CO informed of all communications with the contractor in order to prevent possible misunderstandings or situations that could become the basis for future claims against the Government. Only the requirements written in the contract can be asked of the contractor. If additional requirements seem necessary, discuss them with the CO and PM, but do not try to enforce them unless the CO modifies the contract in writing.

t. To review and recommend in writing contract modification requests or changes to the SOW and period of performance necessary to accomplish the objective of the contract. Prepare a technical evaluation to support a determination that the change is not outside the scope of the contract. For contractor initiated changes, direct the contractor to submit a written description that includes the effect of the changes on the contract terms and conditions. Review the submission and send it to the CO with your recommendation.

u. To recommend, in writing, to the CO whether an option should be exercised under the contract (given a contract awarded with options and an option clause). Submit market research data to the CO to support the recommendation to exercise the option.

v. To submit procurement request for additional services/tasks.

w. To assist the CO, if asked in administering Stop Work Orders.

x. To notify the CO about a delay in the delivery or performance schedule under the contract.

y. To assist the CO in analyzing a claim, recommend settlement position, and participate in the resolution process.

z. To advise the CO at the completion of the contract, as to the receipt of all items, services and reports required under the contract, and the compliance with all contract provisions. Also, recommend a disposition of any Government Furnished/Contractor Acquired property in the possession of the contractor, and verify the usage of any Government-owned consumable furnished under the contract.

aa. To ensure that security requirements for contractors are adhered to in accordance with ACS Directive OM: 5-101, Contractor Employee Personnel Security Screenings.

bb. To inform the CO in writing of any work being performed by the contractor that is not authorized in the scope of the contract.

5. LIMITATIONS: You are prohibited form taking any action with respect to the following:

   a. To authorize commencement of work at the beginning of a contract or in circumstances involving an increase of work, unless and until the Contracting Officer has authorized the Contractor to proceed to work.

   b. To encourage or approve, by word, actions, or omissions, any action by a contractor, which would require the Contracting Officer's approval, but has not received approval from the Contracting Officer.

   c. To award, agree to, or sign any contract (including delivery and purchase orders) or modification thereto, or in any direct or indirect way to obligate the payment of money by the Government.

   d. To give instructions or to make any form of agreement which affects the unit price, total contract price, quantity, quality, delivery schedule, or scope of work. Only the Contracting Officer can provide instructions and agreements of this type.

6. The COR may designate an assistant to act as his/her representative as a result of his/her absence; however, prior approval of such designation must be received in writing from the Contracting Officer.

7. Written communications with the Contractor and documents shall be signed as "Contracting Officer's Representative" (COR), with a copy furnished to the Contracting Officer.

8. By signing below you certify that you have read, understand and agree to these instructions. You are also required to acknowledge receipt of this designation (or termination) in the space provided below. Return the original acknowledgement within ten (10) days to the Contracting Officer for retention in the contract file. A duplicate copy is provided for your records to be maintained in your COR files.

MC

Michael Whisler
Contracting Officer
Federal Student Aid
Phone: (202) 377-3450
Date:

RECEIPT OF THIS DESIGNATION IS HEREBY ACKNOWLEDGED. I HAVE READ AND FULLY UNDERSTAND THE AUTHORITY AND LIMINTATIONS CONTAINED THEREIN:

COR: Kwaku Appiah
FSA Business Operations Group
Telephone No.: (202) 377-3723
Date: 5/18/10

FOR CONTRACTOR USE: RECEIPT OF THE CONTRACTOR'S COPY OF THIS DESIGNATION IS HEREBY ACKNOWLEDGED. I HAVE READ AND FULLY UNDERSTAND THE AUTHORITY AND LIMITATIONS OF THE COR.

CONTRACTOR SIGNATURE — Kevin Herman (Printed Name)
Title: Managing Director
Nelnet
Date: 5/27/10

Federal Acquisition Certification
for
Contracting Officer Technical Representative

Kwaku Appiah

Has met the required 40 hours of initial training

Date of Issuance: November 18, 2008

FEDERAL ACQUISITION INSTITUTE

Karen Pica
Director, Federal Acquisition Institute

11/18/2008

Patrick Bradfield
Head of Contracting Activity, Authorized Agent for
Department of Education

FSA-39

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE		PAGE OF PAGES 1 2	
2. AMENDMENT/MODIFICATION NO. 007	3. EFFECTIVE DATE MAY 26, 2010	4. REQUISITION/PURCHASE REQ. NO. EDOFSA-10-000526	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE FSA-FS2 United States Department of Education Federal Student Aid/Mission Support Group 830 First St NE - Suite 91F3 Washington DC 20202		7. ADMINISTERED BY (If other than Item 6) CODE See Block 6	
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) NELNET SERVICING, LLC 121 S. 13TH STREET SUITE 201 LINCOLN NE 685081911 DUNS: 831078626 Cage Code: 5JZQ5	(X)	9A. AMENDMENT OF SOLICIATION NO. 9B. DATED (SEE ITEM 11)	
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. ED-FSA-09-D-0013 10B. DATED (SEE ITEM 13) JUN 17, 2009	
CODE 00030812	FACILITY CODE		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a)By completing items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

Modification Amount: $11,000,000.00
Modification Obligated Amount: $11,000,000.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Funding action only.

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to add funding in the amount of $11,000,000.

The current not-to-exceed limit is increased by $11,000,000 from $10,618,650 to $21,618,650.

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Kevin Herman Managing Director		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Mike Whisler mike.whisler@ed.gov	
15B. CONTRACTOR/OFFEROR [signature] (Signature of person authorized to sign)	15C. DATE SIGNED 5/27/10	16B. UNITED STATES OF AMERICA [signature] (Signature of Contracting Officer)	16C. DATE SIGNED 5/26/10

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

SCHEDULE Continued					
ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE $	AMOUNT $
	Accounting and Appropriation Data: 0202X2010.A.2010.ENB00000.6A4.2572A.AAG.000.0000.000000 Cost Applied: $11,000,000.00				
0004	(New Line Item) Title IV Student Financial Aid Servicing	1.00	SE	11,000,000.00	11,000,000.00

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
007	MAY 26, 2010	EDOFSA-10-000526	

6. ISSUED BY CODE FSA-FS2	7. ADMINISTERED BY (If other than Item 6) CODE
United States Department of Education Federal Student Aid/Mission Support Group 830 First St NE - Suite 91F3 Washington DC 20202	See Block 6

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(X)	
NELNET SERVICING, LLC DUNS: 831078626 121 S. 13TH STREET Cage Code: 5JZQ5 SUITE 201 LINCOLN NE 685081911		9A. AMENDMENT OF SOLICIATION NO.
		9B. DATED (SEE ITEM 11)
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. ED-FSA-09-D-0013
CODE 00030812 FACILITY CODE		10B. DATED (SEE ITEM 13) JUN 17, 2009

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a)By completing items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

Modification Amount: $11,000,000.00

Modification Obligated Amount: $11,000,000.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Funding action only.

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to add funding in the amount of $11,000,000.

The current not-to-exceed limit is increased by $11,000,000 from $10,618,650 to $21,618,650.

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Kevin Herman Managing Director		Mike Whisler mike.whisler@ed.gov	
15B. CONTRACTOR/OFFEROR [signature] (Signature of person authorized to sign)	15C. DATE SIGNED 5/27/10	16B. UNITED STATES OF AMERICA [signature] (Signature of Contracting Officer)	16C. DATE SIGNED 5/26/10

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

SCHEDULE Continued					
ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE $	AMOUNT $
	Accounting and Appropriation Data: 0202X2010.A.2010.ENB00000.6A4.2572A.AAG.000.0000.000000 Cost Applied: $11,000,000.00				
0004	(New Line Item) Title IV Student Financial Aid Servicing	1.00	SE	11,000,000.00	11,000,000.00

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1 | 64

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
008	JUN 22, 2010		

6. ISSUED BY CODE FSA-FS2	7. ADMINISTERED BY (If other than Item 6) CODE
United States Department of Education Federal Student Aid/Mission Support Group 830 First St NE - Suite 91F3 Washington DC 20202 Nicholas Chung NA7 202-377-3635	See Block 6

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(X)	9A. AMENDMENT OF SOLICIATION NO.
NELNET SERVICING, LLC 121 S 13TH ST STE 201 LINCOLN NE 685081911 DUNS: 831078626 Cage Code: 5JZQ5		9B. DATED (SEE ITEM 11)
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. ED-FSA-09-D-0013
CODE 00030812 | FACILITY CODE		10B. DATED (SEE ITEM 13) JUN 17, 2009

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a)By completing items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPIATION DATA (If required)

See Schedule

Modification Amount: $0.00
Modification Obligated Amount: $0.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: a mutual consent of parties.
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to incorporate additional terms and conditions into the contract for Total and Permanent Disability (TPD) Services.

See the attached Terms and Conditions and High-Level Requirements (v1.9) for modification details.

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Robert W. Beiersdorf Exec. Dir, Loan Servicing		Mike Whisler mike.whisler@ed.gov	
15B. CONTRACTOR/OFFEROR [signature] (Signature of person authorized to sign)	15C. DATE SIGNED 6-24-2010	16B. UNITED STATES OF AMERICA [signature] for Mike Whisler (Signature of Contracting Officer)	16C. DATE SIGNED 06/25/2010

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicble)
009	OCT 01, 2010	EDOFSA-10-000535	

6. ISSUED BY CODE FSA-FS2	7. ADMINISTERED BY (If other than Item 6) CODE
United States Department of Education Federal Student Aid/Mission Support Group 830 First St NE - Suite 91F3 Washington DC 20202	See Block 6

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(X)	
NELNET SERVICING, LLC DUNS: 831078626 121 S 13TH ST STE 201 Cage Code: 5JZQ5 LINCOLN NE 685081911		9A. AMENDMENT OF SOLICIATION NO.
		9B. DATED (SEE ITEM 11)
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. ED-FSA-09-D-0013
CODE 00030812 FACILITY CODE		10B. DATED (SEE ITEM 13) JUN 17, 2009

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a)By completing items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

Modification Amount: $1,000,000.00
Modification Obligated Amount: $1,000,000.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: a mutual consent of parties.
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to execute Task Order 005 for Total and Permanent Disability (TPD) Servicing, in accordance with the terms and conditions of the base contract.

The period of performance for this task order shall be for one year, from the effective date of award identified in Block 3 herein.

The current not-to-exceed limit for this task order is $1,000,000.

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Kevin Herman Managing Director		Nichola Chung 202-377-3635	
15B. CONTRACTOR/OFFEROR (signature) (Signature of person authorized to sign)	15C. DATE SIGNED 7/6/10	16B. UNITED STATES OF AMERICA (signature) (Signature of Contracting Officer)	16C. DATE SIGNED 07/06/10

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1 | 48

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
010	JUN 30, 2010		

6. ISSUED BY CODE FSA-FS2	7. ADMINISTERED BY (If other than Item 6) CODE
United States Department of Education Federal Student Aid/Mission Support Group 830 First St NE - Suite 91F3 Washington DC 20202	See Block 6

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(X)	
NELNET SERVICING, LLC 121 S 13TH ST STE 201 LINCOLN NE 685081911 DUNS: 831078626 Cage Code: 5JZQ5		9A. AMENDMENT OF SOLICIATION NO.
		9B. DATED (SEE ITEM 11)
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. ED-FSA-09-D-0013
CODE 00030812 FACILITY CODE		10B. DATED (SEE ITEM 13) JUN 17, 2009

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a)By completing items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPIATION DATA (If required)
See Schedule

Modification Amount: $0.00
Modification Obligated Amount: $0.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: a mutual consent of parties.
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to make the following Total and Permanent Disability (TPD) services changes:

(1) Update the terms and conditions document (Attachment A) previously incorporated via Modification 008, to reflect the change in implementation date from the phased approach to a single implementation date for all requirements, as attached; and

(2) Update the "Total and Permanent Disability System, High-Level Requirements" from Version 1.9 to Version 1.10 as attached, to reflect the change in implementation referenced herein.

The modification documents, referenced above and attached herein, replace the previous versions incorporated via Modification 008 in their entirety.

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Kevin Herman Managing Director		Nichols Chung 202-377-3635	
15B. CONTRACTOR/OFFEROR [signature] (Signature of person authorized to sign)	15C. DATE SIGNED 7/6/10	16B. UNITED STATES OF AMERICA [signature] (Signature of Contracting Officer)	16C. DATE SIGNED 07/06/10

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

Title IV Additional Servicers (TIVAS)
Total and Permanent Disability (TPD) Services
Contract No. ED-FSA-09-D-0013
Terms and Conditions
Modification Attachment A

Objective
To accept, process and monitor Total and Permanent Disability (TPD) assignments in accordance with the "Total and Permanent Disability System, High-Level Requirements (Version 1.10)".

Implementation Deadline
The date for implementation of TPD servicing functionality, in accordance with the aforementioned requirements, shall be no later than September 30, 2010.

Pricing
The following provides the pricing on a **per borrower per month** (billed for those unique borrowers on the system on the last day of the month) basis for the services provided.

Unit Type	Volume Low	Volume High	Unit Price
Borrower	1	145,000	$ 1.45
(Unique SSN)	145,001	UP	$ 1.05

Schedule
[Reserved]

Additional Terms and Conditions
1. Unless otherwise stated, all other terms and conditions of the Base Contract are applicable and incorporated herein.
2. The terms and conditions provided herein are for services including accepting, monitoring and processing TPD assignments. Thus, no additional application fee or licensing rights to the software shall apply.
3. The escalation methodology provided in Section B.13.N.4 of the Base Contract shall apply for TPD servicing. The escalation methodology shall apply at the next scheduled cycle (as defined in the Base Contract) after one year has elapsed.
4. Pricing includes all supplies, services and other costs to deliver TPD servicing, including:
   - Costs for bringing contractor systems into compliance for handling federally held debt.
   - Costs for legislative, regulatory or policy changes that affect the FFEL community as a whole, as is commercially accepted practice in the FFEL community.
   - For all other costs, the Department and the contractor(s) may come to an agreement via change order process or negotiation, as necessary.
5. At the cessation of agreement, the Contractor will provide reasonable transition assistance to the follow-on servicer within a reasonable timeframe. Examples of reasonable transition assistance include, but are not limited to, exporting data and images into an industry accepted format and index structure, forwarding documents received, etc. A reasonable timeframe is considered to be adequate lead time, of at least 90 days, for a follow-on servicer to commence operations, ensuring that no interruption in service to TPD borrowers or the Government exists.

US Department of Education

Federal Student Aid

Total and Permanent Disability System High-Level Requirements

June 30, 2010

Final
Version 1.10

Instruction:

"The Government has made every effort to eliminate contradictions between the IDIQ and this requirement; however, offeror shall identify any such discrepancies prior to award."

Table of Contents

Section 1 General Requirements

1.1 General

This subsection presents the General requirements for the Servicer. Table 1-1 below presents the General requirements for the Servicer.

Req ID#	Requirement
1	All terms and conditions identified in the applicable Title IV Additional Servicer (TIVAS) indefinite delivery, indefinite quantity (IDIQ) contract remain applicable herein (e.g. Security requirements, etc.). In the event there is a contradiction between these requirements and the terms and conditions identified in the IDIQ contract, the IDIQ will prevail.
2	The Total and Permanent Disability (TPD) loans shall be serviced in accordance with Federal Registers dated: November 1, 2000, volume 65, number 212, November 1, 2007, volume 72 number 211 and October 29, 2009 volume 74, number 208 and all other applicable federal statutes and regulations.
3	The Servicer shall use the client name U.S. Department of Education for the TPD Portfolio.
4	The Servicer shall have the ability to notify, the following, but not limited to, other Servicers, Guaranty Agency (GAs), Perkins, and Schools of the loan discharge.
5	Loans shall not accrue interest during the conditional discharge period. Note: for FFEL, PUT DL, and Perkins interest accrues until the medical review is complete.
6	The Servicer shall be required to transfer debts to, or accept debts from, all TIVAS and the Direct Loan Servicing System (DLSS).
7	The Servicer shall perform verification of incoming debt data transferred with collateral documentation. The TPD application is not collateral documentation.
8	The Servicer shall provide workflow capabilities to support FSAs discharge reviews for loan discharge approvals and refund approvals.
9	The Servicer shall maintain a borrower's account/debt status, for example default, delinquent, or in-repayment.
10	The Servicer shall provide FSA access to the servicing system during FSA business hours from 6:30 AM to 8:30 PM -Eastern Monday through Friday.
11	The Servicer shall accommodate debts with co-makers, endorsers and joint consolidators and Veteran's where the Department does not own the loan, but must make a discharge determination of the Veteran, one of the borrowers, or the co-signer by creating a pseudo account.
12	The Servicer shall not report pseudo accounts to credit bureaus, National Student Loan Data System (NSLDS) or the Financial Management System (FMS).
13	[Reserved]

Req ID#	Requirement
14	The Servicer shall allow users to search for an account by multiple indicators including the account number, borrower identifier (ID) number, SSN, and name,
15	The Servicer's system shall have the ability to match loans for the same borrower submitted by different lenders/guarantors. Matching shall be accomplished using the borrower identification information.
16	The Servicer shall have NSLDS matching logic that shall allow for manual review of multiple loan submissions when some, but not all identifiers match and when name derivatives are used, e.g., Bob, Rob, Robbie for Robert.
17	The Servicer shall have the ability to match promissory notes (and accompanying payment lists) and disability discharge application documents received with the correct borrower and/or loan.
18	If, for a GA assignment, there are two or more disbursements for one promissory note, the disbursement amounts should be totaled and considered one debt unless they are considered different loan types, e.g., unsubsidized Stafford vs. subsidized Stafford.
19	[Reserved]
20	The Servicer shall allow for the tracking of multiple status conditions simultaneously on a given debt or account (e.g., an account may be in bankruptcy, default and also under review for a discharge determination).
21	A borrower may include a TEACH grant as part of their Total and Permanent Disability discharge request.
22	The Servicer's system shall be designed to receive and process loan information for Federal Insured Student Loans (FISL), Direct Loans, the Federal Family Education Loans (FFEL), and the Perkins loan program.
22.1	The Servicer's system shall be designed to receive and process loan information for defaulted loans from Debt Management & Collections System (DMCS) for FISL, FFEL, Direct Loans, the Perkins loan program, and unsubsidized Teach Loans and Teach Grants.
23	The Servicer shall reinstate TPD ineligible loans to a Servicer designated by the U.S. Department of Education.
24	The Servicer's system shall capture and display the amount reported to the Internal Revenue Service (IRS) for the 1098-E and 1099-C forms for each borrower and maintain it in an account history. See Attachment 2 for the 1099 C forms and the "Guide to Information Returns".

Table 1-1: General Requirements**1.2 Communications**

This subsection presents the Communication requirements for the Servicer. Table 1-2 below presents the Communication requirements for the Servicer.

Req ID#	Requirement
25	The Servicer shall maintain copies of version-controlled system correspondence (and attachments) in a way that allows users to produce a copy of the correspondence (and attachments) as it looked on a specific date.
26	The Servicer shall display correspondence sent to a borrower for purposes of servicing the borrower's TPD application.
27	[Reserved]
28	The Servicer shall remove/mask the SSN on borrower facing correspondence.
29	[Reserved]
30	The servicer shall develop, at a minimum, and send borrower friendly, clear communications for the following activities: a. New discharge application, when requested. b. Cover letter for new Discharge Application – When discharge application is requested. c. Notice to borrower when physician is contacted – When physician is contacted. d. Correspondence for need for medical review stating why FSA must perform a medical review in addition to the medical review conducted by the current loan holder - Generated when borrower asks for an explanation of why the physician is being contacted. e. Correspondence for loan disbursements made within 120 days before or after disability date for loan disbursements made /returned within 120 of the disbursement date. f. Notice of Loan Discharge, including a phone number for the borrower to contact if there are questions. – Sent no later than five days after discharge. g. Notice of assignment acceptance/rejection to previous loan holder - When a borrower or group of borrowers from the previous loan holder has been accepted/rejected – Sent no later five days upon acceptance/rejection. h. Notice of eligibility/ineligibility for Conditional Discharge to borrower and endorser if applicable and prior loan holder if the holder is not the Department – Sent no later than five days of determination. i. Conditional Discharge ineligibility letter with specific reasons why the borrower is no longer eligible and what needs to be done, if anything, to regain eligibility – Sent no later than five days after determination. j. Annual income verification correspondence appropriate to the timeframe that the income must be considered with copy of the SSA earnings request form

Req ID#	Requirement
	and with the Servicer Address inserted – Sent within 30-days of the date it is time to verify income. k. Annual income verification correspondence, second request – Sent no later than 60 days after 1st request. l. Annual Income verification letter, final demand – Sent no later than 60 days after 2nd request. m. Notice of reinstatement letter with description of what, if anything is required to again obtain eligibility (e.g., income information, option to reapply if appropriate) – Sent no later than 30 days after it is determined the borrower is no longer eligible for a disability discharge. n. Notice of incomplete or missing income documentation information – Sent within five days when it is determine information provided by the borrower or borrower's representative is incomplete and indicates what the borrower/representative needs to do. o. Annual notice of Poverty Guidelines for a family of two for the borrower's state of residence – Sent no later than 30 days after it is published in the federal register. p. Notice of Check Being Returned – Sent within normal timeframe for loan servicing. q. Notice/ request for death certificate to family or estate for death discharge – Sent no later than five days once notified of borrower death or death is discovered. r. Notice of death discharge – Sent no later than five days after receipt of appropriate death documentation. s. Acknowledgement of receipt and initiation of review letter for Veteran's shall refer the Veteran back to the current loan holder/servicer for additional account information– Sent within five days after receipt of application. t. Veteran's discharge denial with copy of Conditional Disability Discharge Application to Veteran – Sent no later than five days after determination is made. u. Copy of Veteran's discharge denial to lender and GA sent at same time as notice is sent to Veteran. v. Unable/able to clear Credit History – Sent no later than five days of receipt of request. w. Request for Updated Information (NSLDS Conflicts) – Sent within five days of discovery. x. Fax to Physician Form (and if needed a copy of borrower's original discharge application) – Sent when additional medical information is needed. (1)

Req ID#	Requirement
	y. Notice of loan discharge Veteran's eligibility to the Veteran, the GA and the lender – Sent within five days of discharge. z. 1098-E and 1099-C forms to appropriate accounts and report to the Internal Revenue Service (IRS) in accordance with IRS requirements upon loan discharge. aa. Consolidation PIF notification (for underlying loans) – Sent not later than five days after a consolidation payment is received. bb. Notice to schools for Perkins Discharge and refund obligation and amount – Send no later than five days after discharge determination is made. cc. Resubmission notification to borrowers – Sent not later than five days after it is determine the borrower has regained eligibility to continue conditional disability discharge. dd. Recall notice for loans improperly assigned to the Servicer – Sent no later than five days after loan is recalled to previous servicer. ee. Notice of refund – Sent no later than five days after eligibility for discharge is determined.

1 2: Communication Requirements

1.2 Imaging

This subsection presents the Imaging requirements for the Servicer. Table 1-3 below presents the Imaging requirements for the Servicer.

Req ID#	Requirement
31	For FFEL PUT and DL, the Servicer shall receive disbursement records with the name and location of the entity holding the original promissory note and supporting documentation, Conditional Disability Applications and other incoming documents in imaged and paper format; and if received in paper format, it shall image and store in a format that can be ported easily to another system, printed, and retrieved by account and debt (non-proprietary).
31.1	For GA s and Perkins loans, the Servicer shall receive collateral records with the name and location of the entity holding the original promissory note and supporting documentation, Conditional Disability Applications and other incoming documents in imaged and paper format; and if received in paper format, it shall image and store in a format that can be ported easily to another system, printed, and retrieved by account and debt (non-proprietary).
32	The Servicer shall associate document retrieval with the borrower's account.

Req ID#	Requirement
33	The Servicer shall image incoming correspondence and route to the appropriate workflow queue. See Attachment 1: Workflow Queue Diagram
34	The Servicer shall have the ability to capture and store images from internal and external imaging systems to support its business operations.
35	The Servicer shall develop a solution to incorporate all current TPD images so they are available to all authorized users.
36	If an Application for Discharge: Total and Permanent Disability (OMB Form 1845-0065) based on Federal Register Vol. 72, No. 211 dated November 1, 2007 is received on an account currently in conditional discharge and there is not conflicting medical information between the two applications, the application shall be captured and stored into the imaging workflow application.
37	Federal Student Aid shall be able to access the name and location of the entity holding the original electronic promissory note or MPN, the disbursement records, and the certifications/affidavits.
38	The Servicer shall image or receive images for Veteran, Joint, co-made and endorser applications for TPD Discharge along with all related documents.
39	The servicer shall store and display borrower authorizations allowing someone besides the borrower to act on the borrower's behalf.

Table 1 3: Imaging Requirements

1.3 General Reporting

This subsection presents the General Reporting requirements for the Servicer. Table 1-4 below presents the General Reporting requirements for the Servicer.

Req ID#	Requirement
40	The Servicer shall provide its TPD data to the FSA Data Mart for all non defaulted debt serviced by the Title IV Servicers.
41	The Servicer shall distribute reports via electronic methods.
42	The Servicer shall distribute reports to internal and external entities based on Federal Student Aid criteria.
43	A monthly report shall be generated reporting the month-end total borrowers, total loans, and portfolio balances of loans in/entering/leaving TPD status, by loan type/source.
44	The Servicer shall provide, but not be limited to, the following TPD reports: Monthly FFEL Transmittal Report Monthly Management Report (MMR) Monthly Reinstatement Report NSLDS Processing Report

Req ID#	Requirement
	Lender Reject Report Deliverables Report Detailed Reporting requirements for these reports can be found in Appendix B: Reporting Requirements.
45	The Servicer shall develop reports to support forecasting, trending, and modeling analysis, as appropriate, e.g., borrower's name, address, date of disability, & physician's name, etc, please also see below: ➢ Tracking physician fraud: Physician License #, Name, State/Territory of License. ➢ Trending disabilities: Type of Condition (Catastrophic, etc), Veteran? (Yes/No), Age. ➢ Trending borrower behavior: Whether the borrower responds to employment earnings requests or whether the borrower applies for new loans after discharge. ➢ Trending/tracking loan holder performance: Quality of assignment and discharge application (e.g. current assignment checklist), Tendency of applicants to pass/fail medical review, respond to employment earnings requests, pass through 3-year monitoring successfully, How soon after consolidation was the application received The assignment checklist list of data elements for trending will be provide by FSA This requirement is for new TPD discharges assigned to the TPD servicer on or after July 31, 2010.

Table 1 4: General Reporting Requirement

Section 2 Functional Requirements

2.1 Assignment Acceptance

This subsection presents the Assignment Acceptance requirements for the Servicer. Table 2-1 below presents the Assignment Acceptance requirements for the Servicer.

Req ID#	Requirement
46	The Servicer shall receive the EA-27 ("TIVAS") Assignment file format from each of the other Title IV Servicers for FFEL, Direct and Perkins Loans in an electronic format through the Student Aid Internet Gateway.
47	The Application of Discharge: Total and Permanent Disability is required documentation from GAs, schools, Title IV Servicers, and Debt Recovery for debt assignments.
48	The Servicer shall use the TPD GA Assignment File Layout, Attachment 4 or paper form: The Final TPD GA Assignment Package, and any other letters such as the Dear Colleague letter, etc. will be used to process assignments from GAs.
49	The Servicer shall receive Defaulted and Non-Defaulted Federal Family Education Loan assignments from GAs.
50	The Servicer shall receive Perkins assignment forms from schools or any FSA Perkins servicer.
51	The Servicer shall electronically notify the sender that the assignment file has been accepted or rejected.
52	The Servicer shall define document types for imaged documents and shall displace the related documents under those types. At a minimum, the document types will include the discharge application and supporting documentation, promissory notes that will include the Agreement to Serve and Indemnification Agreements, payment history and refund amounts, due diligence, bankruptcy, judgment, incoming and outgoing correspondence, including email (other than systems generated correspondence discussed elsewhere), and death certificate.
53	The name and location of the entity holding the original promissory note, along with disbursement records for FFEL loans are required when the assignment format indicator signifies that the loan was originated using an electronically-signed promissory note or MPN.
54	The Servicer shall scan into the image repository the documentation of the name and location of the entity holding the original promissory note when it is received with the other collateral documentation submitted with loan assignments.

Req ID#	Requirement
55	The promissory note or other documentation, acceptable to FSA, is required from schools for new debt assignments to the Servicer.
56	The Servicer shall verify that the Agreement to Serve for TEACH Grants and TEACH Grants that have been converted into Direct Unsubsidized Loans has been received.
57	The Servicer shall create a pseudo account to track the review and disposition of Veteran, joint, co-made or endorser discharge applications.
58	For joint, co-made, or endorser pseudo accounts the account must also contain information on the joint co-maker or loan holder of the loan(s).
59	The Servicer shall accept an Application for Discharge: Total and Permanent Disability for an applicant that is applying for a Veteran's discharge.
60	The Servicer shall accept an Application for Discharge: Total and Permanent Disability for an applicant that is applying for Veteran discharge and is currently being evaluated for TPD under the regular TPD process.
61	Supporting Veteran's documentation is required from an applicant that is applying for a Veteran discharge.

Table 2-1: Assignment Acceptance Requirements

2.2 Assignment Rejection

This subsection presents the Assignment rejection requirements for the Servicer. Table 2-2 below presents the Assignment Rejection requirements for the Servicer.

Req ID#	Requirement
62	The Servicer shall not accept for assignment any borrower that fails one or both of the NSLDS / Medical checks and shall return the submission to the loan holder.
63	The Servicer shall return the hard copy collateral and documentation on rejected debts.
64	The TPD Servicer shall reject an application where the lender receipt date is later than 90 days after the date the physician signed the discharge application.

Table 2-2: Assignment Rejection Requirements

2.3 Initial Discharge Determination Evaluation

This subsection presents the Initial Discharge Determination Evaluation requirements for the Servicer. Table 2-3 below presents the Discharge Determination Evaluation requirements for the Servicer.

Req ID#	Requirement
65	The Servicer shall perform the Pre-Medical Review prior to accepting the debt.
66	As part of the intake process, the Servicer shall perform an NSLDS check and the borrower will be rejected if the borrower has received a loan after the TPD date.
67	The Servicer shall implement the "Total and Permanent Disability Discharge PROTOCOL FOR PRE-MEDICAL CHECK AND MEDICAL REVIEW" Version 2, for all **pre-medical** reviews except when the applicant is a Veteran.
68	Supporting Veteran's disability rating documentation from the VA is required for an Application for Discharge: Total and Permanent Disability from an applicant that is applying for Veteran discharge.
69	The borrower must pass the Pre-Medical Review and NSLDS check to proceed to determine eligibility for Medical Evaluation. Note: Applies to borrowers that have non-education owned loans.

Table 2-3: Initial Discharge Determination Evaluation Requirements

2.4 Medical Review

This subsection presents the Medical Review requirements for the Servicer. Table 2-4 below presents the Medical Review requirements for the Servicer.

Req ID #	Requirement
70	The Servicer shall use the "Total and Permanent Disability Discharge PROTOCOL FOR PRE-MEDICAL CHECK AND MEDICAL REVIEW" Version 2, for the **medical** review of all applications when the applicant is NOT a Veteran.
71	The Servicer shall capture the reason for medical approval/denial of discharge.
72	The Servicer shall resolve multiple disability dates with the physician if more than one date is presented or if multiple physicians sign the disability application.
73	The medical information and physician's signature are not required to be filled out from an applicant that is applying for Veteran discharge but must be fill out from all other applicants.

73.1	Upon receipt of the TPD application and after the Medical review, he Servicer shall verify the Physician's medical license as stated in the Federal Regulations (see General Requirements, requirement #2) FSA shall provide the list of physicians license's by state or the link. See Attachment 3, Physician Licensure Sites.
74	The Servicer shall monitor physician fraud/trends by tracking physician's names, licenses and medical review results, i.e., Checking for fraud specifically to ensure the physician's license is valid and also flagging specific physician's that may prove fraud in approving disabilities and borrower's that shop for specific physician's that are known to commit fraud by providing disability certification.
75	The Servicer shall implement a procedure during the quality control review process, to verify a statistically valid sample basis that physicians certifying the borrowers' applications actually examined the borrowers, i.e., The Servicer must contact the physician to ensure that the borrower was seen by the physician, that the physician certified the borrower as disabled, in accordance with the TPD application's instructions, and the physician signed the borrower's TPD application on the date stated on the application. The TPD Servicer can accept a FAX or a letter from the physician stating that these statements are true.
76	The Servicer shall use the supporting documentation submitted by a Veteran and contact with the Veteran's Administration, when needed, to determine a Veteran's eligibility for discharge.
77	The Servicer shall capture the disabling condition by catastrophic, physical or psychological and record in free form the specific disabling condition, as described by the physician, e.g., brain trauma, degenerative spinal disorder, etc.
78	If the borrower passes the medical review, the Servicer's system will conduct steps to discharge of all of the borrower's loans, including coordinating the discharge of all loans held by the Department (including appropriate correspondence to the borrower), as well as, advising the borrower to apply for a discharge with each loan holder holding other loan holders

2.5 NSLDS Monitoring

This subsection presents the NSLDS Monitoring requirements for the Servicer. Table 2-5 below presents the NSLDS Monitoring requirements for the Servicer.

Req ID#	Requirement
79	The Servicer shall perform an NSLDS check before the premedical check for new assignments (not a multiple application where the borrower is already in TPD status). If there is a loan with a loan disbursement date on or after the borrower's date of disability, the borrower has failed the NSLDS check.

79.1	The Servicer shall perform a NSLDS check before the Medical check for Education held loans. If there are new loans the borrower will fail the NSLDS check.
80	The NSLDS check process shall be a performed upon receipt of an application, except a Veteran's application, and the NSLDS check shall continue at least once a quarter after assignment acceptance, thereafter.
80.1	The Servicer shall resolve NSLDS reporting errors made by the Servicer.
81	After the three-year monitoring period, the Servicer shall, for two additional years, continue to monitor NSLDS for the borrower's receipt of Title IV loans/TEACH grants. If the borrower receives a Title IV loan or TEACH grant, the Servicer shall obtain from the school attended copies of borrower/physician statements for regaining Title IV eligibility after discharge. The Servicer shall retain these statements in case the borrower applies for TPD discharge again.
82	The Servicer shall NOT forward the TPD account for FSA approval without going through the NSLDS check.

Table 2-5: NSLDS Monitoring Requirements

2.6 Income Monitoring

This subsection presents the Income Monitoring requirements for the Servicer. Table 2-6 below presents the Income Monitoring requirements for the Servicer.

Req ID#	Requirement
83	If the borrower's income in the first year of disability exceeds the Poverty Guidelines for a family of two in the state lived in, the servicer shall request supporting documentation from the borrower, such as pay stubs or other proofs that shall identify income earned before the date of disability to determine eligibility.
84	The Servicer shall request the borrower complete Social Security Administration form SA-7004 or provide other proof of income (such as, previous year tax return showing whether or not the borrower did earn above the Poverty Year Guidelines or a pay stub showing before and after the disability) each year for each of the years being monitored. , If the borrower is submitting the SSA form SA-7004, it should include the Servicer's address on the form and be sent to SSA.
85	The Servicer may accept a copy of a filed tax return with all attachments to determine borrower's earned income.
86	The Servicer shall determine if income documentation represents borrower and spousal income, the amount of the borrower's earned income and shall not consider the spousal income in the income determination.

87	The Servicer shall not consider unearned income (e.g., interest/ investment income, disability pay, pay while on leave, etc.) when determining the borrower's income for discharge eligibility purposes.
88	If the borrower's income in the first and final year of disability exceeds the Poverty Guidelines for a family of two in the state lived in, the servicer shall request supporting documentation from the borrower, such as pay stubs or other proofs that shall identify income earned after the end of disability monitoring period to determine whether the income was earned before the ending monitoring date. See Federal Regulation 685.213(c) for a complete explanation of how the disability date is determined.

Table 2-6: Income Monitoring Requirements

2.7 Reinstatement

This subsection presents the Reinstatement requirements for the Servicer. Table 2-7 below presents the Reinstatement requirements for the Servicer.

Req ID#	Requirement
89	The Servicer shall process reinstate borrower loans at the loan level, and not the borrower level.
90	If the borrower's application fails medical review, the borrower's account shall be reinstated to a Servicer designated by Federal Student Aid.
91	If any borrower, other than a Veteran, does not provide the requested income information within the appropriate timeframes, the borrower's account shall be reinstated to servicing.
92	If, after sending the final request for annual income verification and allowing time for a response, the borrower shall become ineligible and interest shall begin to accrue and the loan(s) be reinstated to a Servicer designated by Federal Student Aid.
93	The conditional discharge process shall also provide for the reinstatement of loans if the borrower is deemed ineligible for any reason during the three-year conditional period.
94	For borrowers with pseudo accounts, the loan holder will be notified if the borrower becomes ineligible for discharge.
95	Loans returned to all FSA Servicers, non-default and default, shall be sent in an assignment format, as specified by FSA.
96	Upon transfer of a reinstated non-defaulted Perkins loan, the TPD Servicer shall send the assignment date and disability discharge rejection reason to the Perkins servicer.
96.1	Upon transfer of a reinstated non-defaulted school loan, the TPD Servicer shall send the assignment date and disability discharge rejection reason to the Perkins servicer.

96.2	Upon transfer of a reinstated non-defaulted FFEL or DL loan, the TPD Servicer shall send the assignment date and disability discharge rejection reason to the TIVAS.
96.3	Upon transfer of a reinstated defaulted loan for FFEL, DL, Perkins or Schools, the Servicer shall send the assignment date and disability discharge rejection reason to the DMCS or its replacement.
97	The Servicer shall return the borrower to an eligible status on the Servicer's system if the borrower fails the NSLDS check but subsequently supplies documentation that they returned the problematic disbursement within 120 days of the disbursement date.
97.1	In the case of a reversal of a discharge, the Servicer will reinstate the then appropriate loan balance on the Servicer's TPD portfolio and conduct a loan transfer to the designated TIVAS.
97.2	If the borrower's loan is reinstated, any refunds received by the borrower during the disability process shall be added onto the loan balance.

Table 2-7: Reinstatement Requirements

2.8 Resubmission

This subsection presents the Resubmission requirements for the Servicer. Table 2-8 below presents the Resubmission requirements for the Servicer.

Req ID#	Requirement
98	The Servicer shall request resubmission for borrowers previously reinstated that present additional evidence of the borrower's continuing eligibility for discharge and shall retain the associated transaction history of the resubmitting Servicer.
99	The Servicer shall allow for resubmission of a loan if it has previously been recalled or reinstatement.
100	To prevent duplicates, the Servicer shall have edits for loan resubmissions to assure a resubmission is not submitted twice.

Table 2-8: Resubmission Requirements

2.9 Consolidation

This subsection presents the Consolidation requirements for the Servicer. Table 2-9 below presents the Consolidation requirements for the Servicer.

Req ID#	Requirement
101	The Servicer shall allow loans to be consolidated out of any eligibility status, except final discharge.

102	The Servicer shall identify and display the borrower debts that are ineligible for consolidation (e.g., judgments, bankruptcy, etc).
103	The Servicer shall generate a notification to the borrower, after receiving the consolidation payoff, stating that the debts under consideration for Disability Discharge have been paid in full through consolidation and that future contact concerning their new debt should be made with the borrower's new lender.
104	The Servicer shall capture and store the information on the consolidating lender.
105	The Servicer shall accurately and timely complete and return Loan Verification Certificates (LVC) received on paper or electronically.
106	When applying a lender consolidation payoff payment to an account, the Servicer shall only apply the payment to the specific debts indicated on the LVC. If not indicated, the servicer shall use its normal payment application process.

Table 2-9: Consolidation

2.10 Discharge Approval

This subsection presents the Discharge Approval requirements for the Servicer. Table 2-10 below presents the Discharge Approval requirements for the Servicer.

Req ID#	Requirement
107	If a new loan is received by the Servicer for a borrower with one or more loans previously discharged and the new loan was disbursed prior to the previous discharged loan's date of disability, the Servicer shall discharge the loan as long as no new loans have been disbursed.
108	TPD borrowers that have satisfied the conditional discharge requirements shall be updated as 'discharged'.
109	The Servicer shall process TPD discharges at the loan level, and not the borrower level.
110	If the debt is dischargeable then the Servicer shall write off the debt for the appropriate reason (e.g., bankruptcy, death, disability discharge, etc.).
111	The Servicer shall report all debt discharges, except Teach Grants, Veterans, Joint, co-made, and endorser Discharges held by other loan holders, to Credit Bureaus and NSLDS.
112	The Servicer shall receive, evaluate, and make discharge recommendations to FSA for all discharges.
113	The Servicer shall evaluate for discharge, accounts based on the Veteran's disability date. For Veteran's, the disability date will be the date the disability was granted by VA.
114	The Servicer shall provide an automated methodology for FSA to statistically sample discharge eligible borrower accounts and make discharge determinations authorizing the Servicer to permanently discharge the borrowers' loans.

Table 2-10: Discharge Approval Requirements

2.11 Refunds

This subsection presents the Refunds requirements for the Servicer. Table 2-11 below presents the Refunds requirements for the Servicer.

Req ID#	Requirement
115	The Servicer shall make refunds on all Federally held TPD discharged loan(s) when a refund is due and shall be made to the person(s) that made the payment(s).
116	Unless FSA is the loan holder, the Servicer shall not make refunds on regular Perkins, joint, co-made, endorser, or Veteran's discharged loan(s), but shall notify the current loan holder of the discharge and refund amount if known.
117	The Servicer shall allow for FSA review and approval of refunds before they are made.
118	The Servicer shall make the refunds against the appropriate program account, e.g., FFEL, Direct, Perkins, etc. For FFEL and DL the refund must come from the Program fund not from a receivable. If FSA is the loan holder, the refund is from the Perkins Program fund. If a Perkins loan was received from a School assignment, the school must make the refund.
119	The Servicer shall be responsible for collecting on any improperly refunded amount.
119.1	The TPD Servicer must be able to process refunds with the following distinctions associated with payment receipts (enabling FSA's FMS accounts payable system to codify alternate general ledger coding for these refunds): a. Payments applied to a borrower's loan by a prior non-Federal lender with effective dates on or after the certified disability date (these are commonly referred to as "memo" payments"), b. Payments applied to a borrower's loan by a prior Federal lender with effective dates on or after the certified disability date, and c. Payments received by the Servicer after assignment to TPD (either direct from the borrower or received from a prior lender).
120	The Servicer shall process refunds via any form of Treasury payment.
121	The Servicer shall notify FSA if they need to issue a refund that includes any Treasury offset amounts. FSA will notify the Treasury Department of the Treasury offset.
122	If a final discharge is granted, all voluntary and involuntary payments received after the date of disability are returned to the borrower.
123	The Servicer shall receive and process Treasury Confirmation Reports and Treasury Cancellation Reports.

Req ID#	Requirement
124	The Servicer shall perform due diligence on canceled refunds and on issuance of validated refunds.
125	The Servicer shall request FSA to cancel refunds, when appropriate.

Table 2-11: Refund Requirements

2.12 Additional Customer Service Center

This subsection presents the Refunds requirements for the Servicer. Table 2-121 below presents the additional customer service center requirements for the Servicer.

Req ID#	Requirement
The TPD Servicer shall provide customer support in accordance with its contract and in addition:	
126	For TPD borrowers the Servicer shall establish a special handling process to identify and support borrowers who are incapacitated or otherwise unable to represent themselves. The special handling process shall ensure that borrowers' representatives (including attorneys) are appropriately copied on all correspondence. The special handling process shall employ an assigned Customer Service Representative (CSR) 'advocate(s)" for the borrower.
127	For TPD borrowers, the Servicer shall provide technical assistance to entities transferring discharge applications for review. Technical assistance includes critical feedback to resolve poor quality submissions (e.g., unreadable images, incomplete applications, etc.).
128	For TPD borrowers, the Servicer shall always conduct warm transfers, introducing the caller to the third party and ensuring connection, before hanging up.
129	For TPD borrowers, the Servicer shall ensure customer service centers properly respond to questions regarding all versions of the TPD discharge application and all types of TPD discharges (e.g., Veteran's Joint, etc.).

Table 2-12: Customer Service Center Requirements

3.0 Data Requirements

This subsection presents the Data requirements for the Servicer. Table 3-1 below presents the Data requirements for the Servicer.

Req ID#	Requirement
130	The Servicer shall have the capability to convert all required data from the CDDTS to the Servicer's system. Actual conversion of this data shall occur under an approach agreed to between FSA and the Servicer.
131	The Servicer conversion process shall include an edit to validate the loan interest rate received and to evaluate whether loans have invalid interest rates and correct them, if appropriate.
132	The Servicer shall prevent GA's/Schools/Servicers from assigning the Servicer the same loan(s) (duplicates) multiple times.
133	Once the borrower's status is set to 'eligible', the Servicer shall establish the end date of the three-year conditional disability discharge period except for Veteran borrowers.
134	The Servicer's system shall have the ability to track payments made between the disability date and the date the loan was assigned.
135	The Servicer's system shall have the ability to track payments made after the date the loans was assigned.
136	Any voluntary payments that are received by the Servicer directly from a borrower or involuntary payments that are received by the Servicer for a borrower shall be deposited into a Treasury account.
137	The Servicer's system shall track each voluntary/involuntary payment. Payments shall be identified, loan adjusting transactions shall take place reducing the borrower's loan balance, and the payment shall be stored as either voluntary or involuntary.
138	If a borrower is determined to be ineligible, a record of any voluntary payments made by the borrower or involuntary payments made for the borrower shall be supplied to whomever FSA designates as part of the re-instatement process.
139	The Servicer's system shall be systematically updated with the current poverty level guidelines by state. (Poverty guidelines are updated annually by the U.S. Dept. of Health and Human Services (HHS))

Table 3-1: Data Requirements

4.0 Interface Requirements

The Servicer shall be responsible for managing records according to specifications in its current contract procured under Solicitation Number – FSA TitleIV-9.

4.1 Additional Interface Requirements

Table 4-1 below presents any additional interface requirements needed for TPD Servicing.

Req ID#	Requirement
140	The TPD's credit bureau files shall use 'V000057166' in the Equifax Program Identifier field on the header record (pos. 23-32).
141	For reporting, a defaulted loan that was last reported with an "88" code to a credit bureau, the Servicer's system shall report a code "93".
142	For credit bureau reporting non-defaulted loans, the Servicer's system shall report a code "11".
143	For borrowers' updated on the Servicer's system as "discharged", updates shall be sent to the Credit Bureaus to notify them that the loan has been discharged.
144	Further credit bureau reporting, other than change of ownership or payment updates, ceases until the loan is finally discharged or the borrower is disqualified and is returned to repayment or collection status.
145	If a borrower is determined to be ineligible and is reinstated to servicing, the Servicer's system shall report the loan to national credit bureau organizations using Standard Metro Formats to reflect the change in ownership.

4-1: Interface Requirements

4.2 User Interface

This section presents the User Interface requirements for the Servicer. Table 4-2 below presents the interface requirements for the Servicer.

Req ID#	Requirement
146	The Servicer shall display **all** transactions related to a borrower account including, but not limited to income history, payment information before and after assignment, medical information, disability date, reinstatement and resubmission information, previous servicer recall, etc. subject on any limitation in the assignment file format.
147	When multiple applications are received, the Servicer shall have the ability to make determinations on the correct application to evaluate for discharge.

Req ID#	Requirement
148	The Servicer shall provide a web portal user interface including, but not limited to, the following: - Federal Student Aid employees - Borrowers - Servicers - Lenders - Guarantors - Schools - Federal Student Aid contractors
149	The Servicer shall allow relevant stakeholders to have the ability to log on via a web portal to view account status during any point in the TPD and business operations process.
150	The web portal shall allow the borrower (including appointed representatives) to update demographic information and electronically submit supportive medical, income and Title IV loan information.
151	The web portal shall allow physicians to submit supportive statements, medical documentation.
152	The web portal shall allow loan holders/servicers to monitor receipt and acceptance/rejection of discharge applications and accompanying loans, as well as assigned borrowers' statuses.
153	The web portal shall allow on-line resolution of application transfer issues, where possible. For example, allow submission of missing/corrected documentation.

4-2: User Interface Requirements

Section 5.0 Additional Financial Requirements for TPD Loans

This section presents the additional financial requirements for the Servicer. Table 5.0 below presents the additional financial requirements for the Servicer.

Req ID#	Requirement
Additional Financial Requirements for TPD Loans	
154	The servicer shall meet all previously identified requirements for Federally Held Debt (e.g., Accounting, Treasury, Reconciliation, Internal Controls, etc.) for the Total and Permanent Disability loan portfolio.
155	All programs are to be accounted, reported and reconciled individually (distinct portfolios).
156	The servicer shall reconcile transfers as follows: a) Servicer will provide for loan exchange and reconciliations between servicing system and FSA servicing systems. Servicer will maintain portfolio integrity upon re-entry into the servicing system. b) Perform daily reconciliation on transfers of loans between the Servicing system and each FSA servicing system. c) Perform monthly reconciliation of transfers of loans between the servicing system and each FSA servicing system.
157	The Servicer shall suspend interest accrual on a loan once a borrower has medically been determined disabled.
158	The servicer shall (if servicing TEACH Grants) prevent Teach Grants from being sent to DMCS (Teach Grants shall not default).
159	[Reserved]
160	[Reserved]
161	The servicer shall not post payments received on pseudo accounts. Payments on pseudo account shall be stopped in suspense and forwarded to the current loan holder.
162	The Servicer may use its already existing Treasury Lockboxes to receive payments for TPD loans.

Req ID#	Requirement
163	Pseudo accounts created for Veteran's, joint, co-made and endorser loans shall not provide financial reporting to FMS.
164	Pseudo accounts created for Veteran's and joint borrowers shall not be part of FSA's portfolio and shall have a separate data reporting to FSA and the Loan Holder.

Table 5-1: Additional Financial Requirements

Appendix A: Acronyms

Appendix A presents the acronyms and associated definitions used throughout this High-Level requirements document.

Acronym	Definition
CDDTS	Conditional Disability Discharge Tracking System
CSR	Customer Service Representative
DMCS	Debt Management and Collections System
FFEL	Federal Family Education Loan
FISL	Federally Insured Student Loan
FMS	Financial Management System
GA	Guaranty Agency
HHS	Health and Human Services
ID	Identifier
IRS	Internal Revenue Service
IVRU	Interactive Voice Response Unit
LVC	Loan Verification Certificate
MPN	Master Promissory Note
NSLDS	National Student Loan Data System
OGC	Office of General Council
OMB	Office of Management and Budget
SAIG	Student Aid Internet Gateway
SSA	Social Security Administration
SSN	Social Security Number
TEACH	Teacher Education Assistance for College and Higher Education
TPD	Total and Permanent Disability
Treasury	Department of the Treasury

Appendix B: Report Requirements

This section provides a listing of the report requirements that are currently used by Federal Student Aid. This is not an exhaustive list and it is envisioned that the Servicer shall develop various other reports as requested by Federal Student Aid.

Report #	Report Description
The Servicer shall provided data to the Federal Student Aid's Data Mart.	
The Servicer shall provide FSA with reports or the ability to generate reports for the following:	
165	Monthly FFEL Transmittal Report' description: Reinstating Non-Default FFEL loans to a Servicer designated by the FSA for servicing. This report is filtered by month the loans were updated to reinstated status and contains: SSN, Borrower Name, Loan Type, Principal Balance, Interest Accrued Date, Interest Balance, Interest Rate Type, Interest Rate, Servicer Reinstated to, Reinstatement Reason and shall be shall be produced on-demand, daily - real time.
166	Monthly Reinstatement Report' description: Breakdown loans updating to reinstated status for Perkins, FFEL, Direct, and DMCS, by loan type, filtered by month, contains: Agency Name, SSN, Borrower Name, Loan Id, Principal Balance, Interest Balance, Misc fees, Penalties, Total, Default Date, Reinstatement Reason and shall be produced on-demand, daily - real time.
167	NSLDS Processing' report description: Borrower level report that list any borrower that has not been checked to see if new loans a have been taken out since disability date, or that have not been checked with in the past four months, contains: SSN, DOB, Borrower Name, Disability date, No new Loans, Yes, New loans taken, Date last verified (update option on report). This report may be filtered by SSN (full or partial), and shall be produced on-demand, daily - real time.
The Monthly Management Report	
168	The Monthly Management Report contains two sections: • Section one report's on loan activity for the month. • Section two reports on loan activity from the point of Servicer Implementation forward: The Monthly Management Report shall provide: • The total number of unique borrowers who have applied for a discharge and the total number of unique borrowers who have received a discharge, by cumulative month in the current fiscal year and by previous fiscal years. • Number of borrowers, number of loans, and dollar amounts assigned to the Servicer by loan type (FFEL, Direct, Perkins, etc), category and status. • The categories are In Process - Accounts for which either a Promissory Note or medical certification information has not been received or processed at the end of

Report #	Report Description
	the reporting period. • Pre-Medical Review - Pre-Medical Review shall include all loans passing initial receipt but not yet passing Pre-Medical Review. • Ineligible (Failed Medical Review) - Accounts that failed medical review in the reporting period and await approval to be reinstated at the end of the reporting period. • Eligible – Accounts that were Eligible at the end of the reporting period. • Reinstated – These are accounts that were either previously determined to be conditionally disabled & failed to maintain that condition OR failed medical review. • Resubmitted – The borrower had regained eligibility to continue through the Disability Discharge process at the end of the reporting period. • Recalled - Accounts that were recalled by the servicer or sender when it was improperly assigned to TPD. • Discharged - Accounts discharged during the reporting period. These are accounts that previously met and maintained all required criteria for conditional disability. • All borrowers and loans with the exception of accounts that were deleted (e.g. GA request to delete an account sent in error) or rejected (e.g. returned to the sender due to incomplete information). • All accounts by Loan Source reporting item 2 is defined: Accounts by loan source and loan type, for internal submissions for example DMCS - Perkins, FFEL and Direct, etc. or TIVAS, Direct, FFEL. For external submissions, FFEL and regular Perkins and number of borrowers, loans and dollars from each source. • All accounts in Judgment - reports by loan source (FFEL, Perkins, Direct, and DMCS) the # of borrowers, number of loans, and amount in the Servicer's system by category and a grand total. • Number of accounts by years By Disability Age (from date of disability) and the number of borrowers, number of loans. • Median, mean and mode of days until assignment is rejected/accepted. • Median, mean and mode of days until medical review is complete. • Accounts Terminated - reports number of borrowers, number of loans, and amount for borrowers in reinstated and discharge categories, by reason (Medical Review, NSLDS failure, Income Verification - No Response, and Income exceeds Poverty Guidelines, disability (by catastrophic, psychological, physical) or death discharge).
Lender Reject Report	
169	'Lender Reject Report' description: Quarterly report produced for reasons debts are rejected

Report #	Report Description
	back to previous loan holder.
170	'Lender Reject Report' contains: Separated by GA, servicer or school, reason of rejection (NSLDS, Pre-Medical Review), total rejected.
171	The 'Lender Reject Report' shall be produced at quarter-end.
Deliverables Report	
172	'Deliverables' report description: 1) Count of unique new borrowers received each month
173	Deliverables' report description: 2) Counts of borrowers who are/were in Eligibility or Flagged for Reinstatement status anytime during the month.
174	The Deliverables' report description: A count of borrowers who are in reinstatement status and the previous loan holder is DMCS.
175	The 'Deliverables' report contains: Deliverable, count, and description.
176	The 'Deliverable' report shall be produced on-demand.

Appendix C: Medical Protocol

This section provides the Medical Review Protocol used to evaluate assignments for acceptance and determine borrower eligibility for conditional disability discharge.

Total and Permanent Disability Discharge

Version 2

PROTOCOL FOR PRE-MEDICAL CHECK AND MEDICAL REVIEW

Use this protocol when conducting a pre-medical check and medical review for discharge due to total and permanent disability. The purpose of the pre-medical check is to determine whether the physician's responses on the application are complete. A complete application supports the conclusion that the borrower is totally and permanently disabled, unless there is evidence that the borrower is able to work and earn money. The purpose of the medical review is to determine whether there is evidence that the borrower is able to work and earn money.

This protocol does not cover all the possible scenarios that you may encounter. If you encounter a scenario in which you feel you need guidance, follow the current issues escalation process.

METHOD OF REVIEW

Step 1 - PRE-MEDICAL CHECK

The purpose of this step is to determine whether the physician's responses on the application are complete. For assigned applications that expire on December 31, 2001, if you deny the application in this step, you must reject the assignment. For all in-house accounts, you should follow-up with the physician to gain missing information, as described below.

Steps 2 and 3 - MEDICAL REVIEW

The purpose of these steps is to determine whether the application supports the conclusion that the borrower is totally and permanently disabled. Step 3, contacting the physician's office, is optional. Since all applications that reach Step 2 are complete, the only reason to deny an application in Step 2 or Step 3 is if there evidence that the borrower is able to work and earn money.

Workflow

Step 1, the "pre-medical check," is performed first. For assigned applications that expire on December 31, 2011, Step 1 may result in assignment rejection.

A TPD Servicer Representative Manager that is trained in reviewing medical applications shall perform steps 2 and 3:

- If the TPD Servicer Representative Manager approves the medical review, no further review is necessary – APPROVE the medical review.
- If the Servicer Representative trained staff denies the medical review, a second Servicer Representative Manager shall independently review the application.
- If the Servicer Representative Manager approves the medical review, no further review is necessary – APPROVE the medical review (unless the physician indicates that the borrower can work and earn money – see next paragraph).
- If the Servicer Representative Manager also denies the medical review, no further review is necessary – DENY the medical review.

You should immediately DENY the medical review (no further review is necessary) if the first or second Servicer Representative calls the physician's office and the physician *clearly indicates* that the borrower can currently work and earn money, or shall be able to work and earn money again in the future, because of a planned medical treatment, therapy or surgical intervention.

When this protocol says to DENY the medical review, you should reinstate the borrower and notify the borrower of medical review failure, providing as much detail as possible in the current letter format. You should also annotate the borrower's account with a detailed explanation of the reason for medical review failure.

REASONS FOR MEDICAL REVIEW FAILURE

The pre-medical check ensures that the physician's responses on the application are complete. Therefore, there are only two possible reasons to DENY the medical review:

1. The application indicates that the borrower can work (Step 2)
2. During follow-up, the physician clearly indicates that the borrower can or shall be able to work (Step 3)

STEP 1: PRE-MEDICAL CHECK

Assigned applications expiring December 31, 2011:

For assigned applications that expire on December 31, 2011, Step 1 may result in assignment rejection.

Question 1. Ability to Work – "Yes" box must be checked.

If the physician checked "No," failed to check a box, or checked both boxes, DENY the pre-medical check. Reject the assignment.

Question 2. Disabling Condition (a) Provide the diagnosis – The physician must clearly describe the disabling condition(s) without abbreviations or code references.

(b) Describe the severity of the disabling medical condition, including, if applicable, the phase of the disabling condition – The physician must describe the severity of the condition. You must determine whether the information provided for question 2 constitutes a description of the severity of the condition. Acceptable descriptions of severity include identifying the progressive stage of a disease, the duration of the disabling condition, attempted surgeries or treatments, pervasiveness of the disease or injury, and the level of pain suffered by the applicant.

Examples:

(a) Diabetes mellitus - Type 2; HIV - AIDS

(b) Major depression - ongoing for the past 10 years, unresponsive to therapy

(c) Rheumatoid arthritis - affecting all joints, chronic pain and inflammation

Question 3. Limitations – If you find that the Disabling Condition, as described in question 2, is clearly totally and permanently disabling, the physician does not need to complete question 3.

If you do not find that the Disabling Condition, as described in question 2, is clearly totally and permanently disabling, the physician must:

(a) describe the limitations imposed by the disabling condition on the applicant in *at least one* of the categories listed on the form; OR (b) write an explanation of how the disabling condition prevents the applicant from working and earning money in any capacity in any field of work.

Examples:

(a) The patient is not capable of even sedentary work.

(b) The patient needs assistance dressing and going to the toilet.

(c) The patient cannot work and earn money due to constant chronic pain that is not relieved by medication.

NOTE: For questions 2 and 3, you should consider the response sufficient if the required information is present, even if you do not fully agree with the explanation or other evaluative statements made by the physician.

If the physician checked "No" for question 1, failed to check a box, or checked both boxes or did not sufficiently respond to question 2 or 3, DENY the pre-medical check. Reject the assignment. Note the appropriate reason for rejection on the Assignment Rejection Checklist.

If the physician answered the questions sufficiently, proceed to the medical review (Steps 2 and 3).

In-house applications expiring December 31, 2011

Question 1. Ability to Work – "Yes" box must be checked.

If the physician checked "No," failed to check a box, or checked both boxes, DENY the pre-medical check. It is not necessary to follow-up with the physician.

NOTE: In most cases, other processing units (such as Direct Loans intake or Collections) shall have already rejected the application if the physician checked "No," failed to check a box, or checked both boxes.

Question 2. Disabling Condition (a) Provide the diagnosis – The physician must clearly describe the disabling condition(s) without abbreviations or code references.

(b) Describe the severity of the disabling medical condition, including, if applicable, the phase of the disabling condition – The physician must describe the severity of the condition. You must determine whether the information provided in question 2 constitutes a description of the severity of the condition. Acceptable descriptions of severity include identifying the progressive stage of a disease, the duration of the disabling condition, attempted surgeries or treatments, pervasiveness of the disease or injury, and the level of pain suffered by the applicant.

Examples:

(a)Diabetes mellitus - Type 2; HIV - AIDS

(b)Major depression - ongoing for the past 10 years, unresponsive to therapy

(c)Rheumatoid arthritis - affecting all joints, chronic pain and inflammation

Question 3. Limitations – If you find that the Disabling Condition, as described in question 2, is clearly totally and permanently disabling, the physician does not need to complete question 3.

If you do not find that the Disabling Condition, as described in question 2, is clearly totally and permanently disabling, the physician must:

(a) describe the limitations imposed by the disabling condition on the applicant in *at least one* of the categories listed on the form; OR (b) write an explanation of how the disabling condition prevents the applicant from working and earning money in any capacity in any field of work.

Examples:

(a) The patient is not capable of even sedentary work.

(b) The patient needs assistance dressing and going to the toilet.

(c) The patient cannot work and earn money due to constant chronic pain that is not relieved by medication.

NOTE: For questions 2 and 3, you should consider the response sufficient if the required information is present, even if you do not fully agree with the explanation or other evaluative statements made by the physician.

Physician Follow-Up – If the physician does not respond sufficiently to questions 2 or 3, follow-up with the physician using the Physician Follow-Up Letter. Allow the physician 45 days to respond. If the physician does not respond in 10 days, follow-up with the borrower. If the physician does not respond, or the physician responds but not sufficiently, DENY the pre-medical check.

If the physician checked "No" for question 1, failed to check a box, or checked both boxes or did not respond to questions 2 or 3 sufficiently, even after follow-up, DENY the pre-medical check.

If the physician answered the questions sufficiently, proceed to the medical review (Steps 2 and 3).

Older Applications

Apply the following criteria to an old discharge application (any application which expired on or before May 31, 2008):

Question 1 – Diagnosis/explanation of the borrower's present medical condition –

The physician must clearly describe the disabling condition(s) without abbreviations or code references. The physician must write an explanation of how the disabling condition prevents the borrower from working and earning money in any capacity or field of work.

NOTE: You should consider the response sufficient if a description and explanation are present, even if you do not fully agree with the explanation.

Question 3a. – Does this medical condition prevent the borrower from being able to work and earn money in any capacity?

The physician must check "Yes."

If the physician checked "No," failed to check a box, or checked both boxes, DENY the pre-medical check.

NOTE: In most cases, other processing units (such as Direct Loans intake or Collections) shall have already rejected the application if the physician checked "No," failed to check a box, or checked both boxes.

Physician Follow-Up – If the physician does not respond sufficiently to Question 1, follow-up with the physician using the Physician Follow-Up Letter. However, because we may only request information that was requested in the application, you may only check the following options on the letter: 1) Applicant's Disabling Condition; and 2) Explanation of how the applicant's medical condition prevents him/her from working and earning money in any capacity.

Allow the physician 45 days to respond. If the physician does not respond in 10 days, follow-up with the borrower. If the physician does not respond in 45 days or responds but not sufficiently, DENY the pre-medical check.

If the physician checked "No" for question 3a, failed to check a box, or checked both boxes or did not respond to question 1 sufficiently, even after follow-up, DENY the pre-medical check.

If the physician answered the questions sufficiently, proceed to the medical review (Steps 2 and 3).

STEP 2: MEDICAL REVIEW - EVIDENCE OF ABILITY TO WORK

At this point in the process, we have already determined that the application is complete. Now, we are determining whether there is evidence that the borrower can work. If there is evidence that the borrower can work, DENY the medical review. Otherwise, APPROVE the medical review.

STEP 3: MEDICAL REVIEW - CALL PHYSICIAN'S OFFICE (OPTIONAL)

The Servicer Representative may attempt to contact the physician or physician office by phone to clarify medical information on the application or inquire regarding the outcome of a planned medical treatment, therapy or surgical intervention. You may speak directly to the physician or an office staff person that relays communications between you and the physician.

Always ask the physician if the borrower is still unable to work and earn money. If the physician clearly indicates that the borrower is *currently* able to work and earn money, DENY the medical review.

If the physician believes that the borrower *shall* be able to work and earn money again in the future, because of a planned medical treatment, therapy or surgical intervention, DENY the medical review.

If the physician believes that the borrower *might* be able to work and earn money again in the future, because of a planned medical treatment, therapy or surgical intervention, this is NOT AN ACCEPTABLE REASON FOR DENIAL – you should not deny the medical review for this reason. Annotate the account with this information and APPROVE the medical review (as long as the application is otherwise acceptable according to this protocol).

Attempt contact with the physician or physician's office by making at least (2) separate call attempts. If it is necessary for you to leave a message, leave a generic message advising that you are following up on the borrower's application for student loan discharge due to disability. You may mention the name of the borrower, but do not discuss medical details in the message. If you cannot reach the physician or the physician's office after (10) days, conclude the review.

In the borrower's account, annotate your attempts to contact the physician and provide a detailed account of your conversation with the physician, or physician's office. If you deny the medical review, the Servicer Representative Manager shall review your contact with the physician.

To address the physician office's concern regarding the borrower's privacy, fax the physician office a copy of the borrower's discharge application, circling the privacy release in the borrower section.

EXAMPLES OF MEDICAL REVIEW FAILURE

Here are some examples of RARE circumstances when there is evidence that the borrower is able to work and earn money.

EXAMPLE 1: In the attached medical information, the physician indicates that the borrower is currently working; DENY medical review.

EXAMPLE 2: In the attached medical information, the physician indicates that the borrower shall likely work and earn money in the future; DENY medical review.

EXAMPLE 3: You follow-up with the physician regarding the outcome of a drug therapy and also ask if the borrower is able to work and earn money. (*Remember, if you choose to call a physician, you must always ask if the borrower is able to work and earn money.*) The physician indicates that the borrower is improving and should be able to return to work after concluding the drug therapy; DENY medical review.

UNACCEPTABLE REASONS FOR DENIAL

The aim of this new protocol is to reduce ambiguity in the medical review process by emphasizing the importance of a complete application. Under the new protocol, if the application is complete and there is no information suggesting that the borrower can work, you should APPROVE the pre-medical check and APPROVE the medical review. Servicer Representative shall no longer question the physician's

evaluation of the borrower's disability unless the application is incomplete or there is evidence that the borrower can work.

The following are examples of UNACCEPTABLE REASONS FOR DENIAL:

EXAMPLE 1: The limitations described compare to an individual who is still able to work and earn money; this is NOT AN ACCEPTABLE REASON FOR DENIAL.

EXAMPLE 2: The limitations described do not clearly indicate total and permanent disability; this is NOT AN ACCEPTABLE REASON FOR DENIAL.

EXAMPLE 3: The physician responds sufficiently to all questions on the application, but you would need more information to conclude on your own that the borrower is totally and permanent disabled; this is NOT AN ACCEPTABLE REASON FOR DENIAL.

EXAMPLE 4: You follow-up with the physician to clarify some information on the form, or regarding the outcome of a planned surgery. You cannot reach the physician after (10) days; this is NOT AN ACCEPTABLE REASON FOR DENIAL.

EXAMPLE 5: The medical information indicates recent attempts to work, but the physician provides a clear explanation that the disabling condition prevents the borrower from working and earning money in any capacity; this is NOT AN ACCEPTABLE REASON FOR DENIAL.

In Examples 1-5 above, if the application is otherwise acceptable according to this protocol, APPROVE the medical review.

INFORMATION FROM OTHER PHYSICIANS

If the application is supported by medical information or statements made by physicians other than the physician who signed the application, you should include this information in your review of the application.

In the RARE circumstance that another physician states that the borrower is able to work and earn money, you should verify the physician's license and DENY the medical review. You should also change the account information to reflect that the certifying physician is the physician who stated that the borrower is able to work and earn money. If the borrower contests this physician's statement, the borrower shall need to work with this physician and the certifying physician to resolve the conflict.

SOCIAL SECURITY ADMINISTRATION (SSA) NOTICE OF AWARD – ALL APPLICATIONS

If an SSA Notice of Award is attached to the application, please proceed as follows:

SSA Notice of Award indicates the next review shall occur anywhere between 6 and 30 months - If this is true, then SSA's internal disability rating is MIE "Medical Improvement Expected." Consider this

document as supportive evidence for the general medical review process and follow-up if necessary. This rating by itself does not enable the borrower to pass the medical review.

SSA Notice of Award indicates the next review shall be in 3 years - If this is true, then SSA's internal disability rating is MIP "Medical Improvement Possible." If the date of the Notice of Award letter is within 3 years of the date of your review, APPROVE the pre-medical check and the medical review, *unless* the medical information indicates that the borrower is currently working or the physician checks "No" after question 1 in section 4. The borrower enters the conditional discharge period. If the date of the Notice of Award letter is more than 3 years ago, on the date of your review, you should consider the rating as supportive evidence for the medical review and follow-up if necessary.

SSA Notice of Award indicates next review shall be in 5 to 7 years - If this is true, then SSA's internal disability rating is MINE "Medical Improvement Not Expected." APPROVE the pre-medical check and the medical review, *unless* the medical information indicates that the borrower is currently working or the physician checks "No" after question 1 in section 4.

If the SSA documentation warrants approving the pre-medical check and medical review, you should APPROVE the pre-medical check, even if the physician's responses are incomplete, *unless* the medical information indicates that the borrower is currently working or the physician checks "No" after question 1 in section 4 (or Question 3a on older applications).

Example 1: The SSA Notice of Award is less than 3 years old. SSA's internal disability rating is MIP. There is no indication in the medical information that the borrower is currently working and the physician checked "Yes" after question 1 in section 4. APPROVE the pre-medical check and medical review; the application may be accepted, even if the physician did not fully answer questions 2 or 3 in section 4.

Example 2: The SSA Notice of Award is less than 3 years old. SSA's internal disability rating is MIP. The physician checked "No" after question 1 in section 4, but states in his response to question 3 that the borrower is having difficulty in her current job as elementary school teacher. DENY the pre-medical check. Do not conduct a medical review.

Attachment 1: Workflow Queue Diagram

Attachment 2: 1099-C Forms and the "Guide to Information Returns"

Attachment 3: Physicians Licensure Sites

Attachment 4: TPD GA Assignment File Layout